UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number 811-21587

                              Old Mutual Funds I
              (Exact name of registrant as specified in charter)
                                   --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                   (Name and address of agent for service)

                                   Copies to:

         Jay G. Baris, Esq.                   Andra C. Ozols, Esq.
 Kramer Levin Naftalis & Frankel LLP        Old Mutual Capital, Inc.
     1177 Avenue of the Americas      4643 South Ulster Street, Suite 600
      New York, New York 10036                  Denver, CO 80237
           (212) 715-9100                        (720) 200-7725

      Registrant's telephone number, including area code: 1-888-772-2888

                     Date of fiscal year end: December 31

                 Date of reporting period: December 31, 2007

Item 1.  Reports to Stockholders.

[OLD MUTUAL LOGO]
Funds I








                               Old Mutual Funds I
                                  ANNUAL REPORT
                         VA Asset Allocation Portfolios




                                December 31, 2007




Old Mutual VA Asset Allocation Conservative Portfolio
Old Mutual VA Asset Allocation Balanced Portfolio
Old Mutual VA Asset Allocation Moderate Growth Portfolio

TABLE OF CONTENTS


About This Report                                                          1

Message to Shareholders                                                    3

Management Discussion of Portfolio Performance and Schedules of Investments

     Old Mutual VA Asset Allocation Conservative Portfolio
          Initial Class (OVCIX), Service Class (OVCSX)                     4

     Old Mutual VA Asset Allocation Balanced Portfolio
          Initial Class (OVBIX), Service Class (OVBSX)                    18

     Old Mutual VA Asset Allocation Moderate Growth Portfolio
          Initial Class (OVMIX), Service Class (OVMSX)                    36

Statements of Assets and Liabilities                                      55

Statements of Operations                                                  56

Statements of Changes in Net Assets                                       57

Financial Highlights                                                      58

Notes to Financial Statements                                             59

Report of Independent Registered Public Accounting Firm                   68

Notice to Shareholders                                                    69

Proxy Voting and Portfolio Holdings                                       70

Portfolio Expenses Examples                                               71

Activities and Composition of the Board of Trustees
and Officers of the Trust                                                 72

Considerations of the Board in Approving
Investment Advisory Agreements and Investment Sub-Advisory Agreements     74

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Portfolio's per-share price and assume the reinvestment of any dividends and capital gain distributions. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

The Portfolios are only available through certain variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. The Portfolios' performance does not reflect the fees and expenses associated with the variable insurance products. Early withdrawal from the variable insurance products may result in tax penalties as well as sales charges assessed by the variable annuity provider.

PORTFOLIO DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Portfolio holdings as of December 31, 2007, the end of the report period, and is subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Portfolio.

Opinions and forecasts regarding industries, companies and/or themes, and Portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of December 31, 2007 are included in a Portfolio's Schedule of Investments. There is no assurance that the securities purchased will remain in a Portfolio or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. An investment in a Portfolio is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging a Portfolio's performance against a specific securities index. Each index accounts for changes in security price and assumes reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. A Portfolio may significantly differ in holdings and composition from an index and individuals cannot invest directly in an index.

ABOUT THIS REPORT - concluded


Indexes:

Lehman Brothers U.S. Aggregate Index

The  unmanaged  Lehman  Brothers  U.S.  Aggregate  Index is a widely  recognized
measure  of  the  aggregate   bond  market.   The  unmanaged   index  is  market
value-weighted inclusive of accrued interest.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000(R) Value Index

The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Standard & Poor's SuperComposite 1500 Index

The  unmanaged  Standard & Poor's  SuperComposite  1500 ("S&P  1500") Index is a
broad-based,   capitalization-weighted   index  comprised  of  1,500  stocks  of
large-cap, mid-cap and small-cap U.S. companies.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Lehman Brothers.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am pleased to share this review of the year ended December 31, 2007 with you. Overall the market advanced, with the S&P 500 Index gaining 5.49%, growth stocks outperforming their value-oriented counterparts, and mid- and l arge-cap stocks outperforming their small-cap peers. The broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted 11.40% and (1.01)% returns, respectively. Throughout the period, however, there was much uncertainty and market volatility was widespread.

Contributing to the market volatility were the sub-prime lending crisis and ensuing credit crunch, a downturn in the housing market, inflationary fears, rising commodity prices, slowing U.S. economic growth, a falling dollar and geopolitical tensions. In mid-September, the Federal Reserve Board began to implement a series of interventions aimed at stabilizing credit markets and helping homeowners. The interventions appeared to fall short of achieving their objectives, and at year-end market sentiment was mixed as to whether the credit and housing turmoil might foreshadow an economic slowdown in 2008. Despite these macroeconomic warning signs, investors took heart in the fact that global growth continued to march forward, incomes continued to rise, employment figures remained strong, exports gained ground and mortgage rates were at historically low levels.

In addition to the bright spots within U.S. borders, emerging market countries faired well during 2007. These burgeoning nations attracted investors through sustained growth, reaching record highs in late October. U.S. market segments associated with emerging market strength (for example: basic materials, infrastructure development and firms with high levels of non-U.S. sales and earnings) experienced continued interest throughout the year.

We are pleased to report that, against this backdrop, the Old Mutual VA Asset Allocation Portfolios generally produced positive absolute and relative results. For more complete information, please refer to the subsequent pages, which discuss the Portfolio's individual activities and returns in greater detail.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Funds I

OLD MUTUAL VA ASSET ALLOCATION CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Performance Highlights

o For the one-year period ended December 31, 2007, the Old Mutual VA Asset Allocation Conservative Portfolio's Service Class Shares gained 6.69%, while the S&P 1500 Index returned 5.47% and the Lehman Brothers U.S. Aggregate Index returned 6.97%.

o At the individual stock level, Apple, Monsanto and Leighton Holdings contributed positively to Portfolio performance during the period, while Royal Bank of Scotland, SLM and AstraZeneca were the largest detractors.

o At the underlying mandate level, eleven managers produced positive returns and one manager produced negative returns.

Q.   How did the Portfolio perform relative to its benchmarks?

A. For the one-year period ended December 31, 2007, the Old Mutual VA Asset Allocation Conservative Portfolio's (the "Portfolio") Service Class Shares gained 6.69%, while the S&P 1500 Index returned 5.47% and the Lehman Brothers U.S. Aggregate Index returned 6.97%. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Portfolio face during the past year?

A. Ibbotson Associates Advisors, LLC ("Ibbotson") notes that 2007 was a year when skillful asset allocation helped reduce volatility and protect against losses experienced by less diversified funds.

     Results among different asset classes varied widely in 2007. For example, emerging-market stocks and non-U.S. bonds produced strong gains, aided by strong growth in emerging-market countries and by a depreciating U.S. dollar. Large- and mid-cap growth stocks, international developed-market equities and core U.S. bonds had good months and bad months, but overall met the strategic asset allocation consultant's return expectations for the year. High-yield bonds underperformed Ibbotson's long-term expectations, while value stocks underperformed by a wide margin, ending the year with negative returns.

Q.   Which market factors influenced the Portfolio's relative performance?

A.   Strong   performance   in   aggregate   bonds,   international   bonds  and
     large-capitalization   growth   stocks   contributed   positively   to  the
     Portfolio's performance during the period.

     Although large-cap value stocks outperformed large-cap growth stocks every year since 1999 (as measured by the Russell 1000(R) Value Index and the Russell 1000(R) Growth Index, respectively), 2007 reversed that trend. However, the Portfolio maintained a neutral allocation between growth and value throughout the year. Hence, overall, the Portfolio was not affected by the discrepancy between growth and value returns during the period.

     Ibbotson's models have long-term allocations to mid-cap U.S. equities, but since August of 2006, Ibbotson tactically underweighted mid-caps and shifted approximately 1% of that allocation into large-cap U.S. equities. In August of 2007, Ibbotson reduced the Portfolio's allocation to high-yield bonds by 3%, anticipating continued negative impact on non-investment grade issues. These tilts contributed positively to the Portfolio's performance during 2007.

     Negative returns in mid- and large-cap value equities negatively impacted the Portfolio's performance during the annual period.

Q.   How did composition affect Portfolio performance?

A. At the individual stock level, Apple, Monsanto and Leighton Holdings contributed positively to Portfolio performance during the period, while Royal Bank of Scotland, SLM and AstraZeneca were the largest detractors. Ibbotson notes that during 2007 major stock contributors tended to be growth stocks, while the majority of the largest detractors were value stocks. Computer hardware company Apple posted solid earnings with iPod sales, the reintroduction of the iTV and the iPhone release in June. Agricultural product provider Monsanto raised guidance as a result of better than expected Roundup pricing, strong corn seed sales in Brazil and Argentina, and a lower than anticipated tax rate. The company also announced a cross-licensing agreement with Dow Chemical for "SmartStax", the first-ever eight-gene stack in corn. Shares of Leighton Holdings advanced on news that the builder had won $650 million of contracts in the United Arab Emirates through partner Al Habtoor Engineering. Global banking group Royal Bank of Scotland was affected by general concerns surrounding bank stocks, while


VA Asset Allocation Conservative Portfolio announcing in December that it would write down (pound)1.5 billion in credit market-related losses. Student lending company SLM reported losses during the period and the company's stock value declined. AstraZeneca fell after the drugmaker announced a 15% decline in third-quarter profit as its top-selling drugs faced increasing competition from generic treatments.

     At the underlying mandate level, eleven managers produced positive returns and one manager produced negative returns. Ibbotson creates a customized blended benchmark for each underlying manager based on the firms' style exposures to calculate the relative returns of each manager. The three mandates that outperformed their blended benchmarks by the highest margins were Thompson, Siegel & Walmsley LLC's mid-cap value mandate, Provident Investment Counsel's ("Provident") large-cap growth strategy and Provident's mid-cap growth mandate. Dwight Asset Management Company's high-yield bond strategy, Acadian Asset Management, Inc.'s international equity mandate and Barrow, Hanley, Mewhinney & Strauss, Inc.'s U.S. core bond strategy underperformed their blended benchmark by the most significant margin during the period.

Q.   What is the investment outlook?

A. Recent economic news has been full of mixed, even contradictory information. Which reports and indicators should one believe, and what is the best course of action? Ibbotson notes that it is not easily swayed by alarmist reports; rather, the firm conducts extensive analysis that relies upon up-to-date data while remaining attentive to broad market trends. In the context of that analysis, Ibbotson believes that the U.S. economy shows signs of weakening and that the possibility of recession in 2008 has increased. Despite a weakening U.S. economic outlook, the U.S. stock market is fairly priced, in Ibbotson's view, and may be poised to outperform the bond market over time. Specifically, Ibbotson believes that large-cap stocks are more attractive than small-cap stocks in the near term, from both a valuation and momentum perspective. Ibbotson believes there will be continued upward pressure on U.S. inflation and interest rates, which will primarily affect intermediate and long maturity bond yields. In the short-term, however, economic weakness will keep interest rates low as the Federal Reserve Board may continue to consider lowering Fed Fund rates to boost economic growth. Lastly, Ibbotson believes real estate investment trusts continue to be overvalued relative to the overall stock market, even after the sector's recent underperformance.


Top Ten Holdings
as of December 31, 2007

Federal National
Mortgage Association,
5.500%, 01/01/37                9.1%
---------------------------------------
Deutschland Republic,
Ser 3 (EUR)
4.500%, 01/04/13                8.7%
---------------------------------------
U.S. Treasury Notes,
4.875%, 07/31/11                7.4%
---------------------------------------
U.S. Treasury Notes,
4.625%, 11/15/09                4.8%
---------------------------------------
Federal National
Mortgage Association,
5.000%, 05/01/37                4.7%
---------------------------------------
Federal National
Mortgage Association,
6.000%, 01/01/37                4.3%
---------------------------------------
U.S. Treasury Notes,
4.750%, 05/15/14                3.1%
---------------------------------------
U.S. Treasury Notes,
4.875%, 08/15/09                2.1%
---------------------------------------
PSEG Power,
7.750%, 04/15/11                1.7%
---------------------------------------
Bank One,
5.900%, 11/15/11                1.6%
---------------------------------------
As a % of Total Portfolio
Investments                    47.5%
---------------------------------------


                                      VA Asset Allocation Conservative Portfolio

OLD MUTUAL VA ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    1 Year              Annualized
                                                                            Inception Date          Return           Since Inception
------------------------------------------------------------------------------------------------------------------------------------
VA Asset Allocation Conservative Portfolio - Initial Class                     12/29/06              6.99%                6.95%
VA Asset Allocation Conservative Portfolio - Service Class                     12/29/06              6.69%                6.66%
S&P 1500 Index                                                                 12/29/06              5.47%                4.91%
Lehman Brothers U.S. Aggregate Index                                           12/29/06              6.97%                6.90%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses that may be imposed under variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies which purchase the Portfolio's shares. If those charges were reflected, the performance shown would have been lower. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

The total annual operating expenses and net annual operating expenses a shareholder in the Portfolio's Initial Class and Service Class Shares may pay (as reported in the April 23, 2007 prospectuses) are 1.17% and 1.00%; 1.42% and 1.25%, respectively. Expenses for both share classes are based on estimated amounts.

Portfolio Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

      VA Asset Allocation     VA Asset Allocation               Lehman Brothers
      Conservative Portfolio  Conservative Portfolio  S&P 1500  US Aggregate
      - Initial Class         - Service Class         Index     Index
12/06     10,000                  10,000              10,000      10,000
12/07     10,699                  10,669              10,547      10,697


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio's Initial Class and Service Class Shares on the inception date of 12/29/06 to an investment made in unmanaged securities indexes on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Asset  Class  Weightings  as  of  December  31,  2007  -- % of  Total  Portfolio
Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                        26%
US Treasury Obligations             20%
US Government Agency Obligation     18%
Corporate Bond                      15%
Foreign Bond                         9%
Foreign Common Stock                 7%
Cash Equivalent                      5%
Asset-Backed Securities              0%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 25.7%
Advertising Sales - 0.1%
Focus Media Holding ADR*                          55    $          3
                                                        _____________

Total Advertising Sales                                            3
---------------------------------------------------------------------

Aerospace/Defense - 0.4%
Boeing                                            49               4
Rockwell Collins                                 255              18
                                                        _____________

Total Aerospace/Defense                                           22
_____________________________________________________________________

Aerospace/Defense-Equipment - 0.2%
Alliant Techsystems*                             100              11
DRS Technologies                                   8               1
Goodrich                                           4               -
                                                        -------------

Total Aerospace/Defense-Equipment                                 12
---------------------------------------------------------------------

Agricultural Chemicals - 0.7%
Agrium                                            50               4
CF Industries Holdings                            25               3
Monsanto                                         188              21
Potash of Saskatchewan                            76              11
                                                        -------------

Total Agricultural Chemicals                                      39
_____________________________________________________________________

Agricultural Operations - 0.1%
Archer-Daniels-Midland                            85               4
                                                        _____________

Total Agricultural Operations                                      4
_____________________________________________________________________

Airlines - 0.0%
Delta Air Lines*                                  20               -
UAL                                                6               -
US Airways Group*                                 17               -
                                                        -------------

Total Airlines                                                     -
_____________________________________________________________________

Applications Software - 0.3%
Citrix Systems*                                   14               1
Intuit*                                           25               1
Microsoft                                        296              11
Red Hat*                                          60               1
                                                        -------------

Total Applications Software                                       14
_____________________________________________________________________

Auto-Cars/Light Trucks - 0.0%
Ford Motor*                                      295               2
                                                        -------------

Total Auto-Cars/Light Trucks                                       2
_____________________________________________________________________

Brewery - 0.1%
Molson Coors Brewing, Cl B                       100               5
                                                        -------------

Total Brewery                                                      5
_____________________________________________________________________

Broadcast Services/ Programming - 0.0%
Clear Channel Communications                       2               -
                                                        _____________

Total Broadcast Services/Programming                               -
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------


Cable TV - 0.1%
Comcast, Special Cl A*                           150    $          3
Comcast, Cl A*                                    25               1
DIRECTV Group*                                    96               2
                                                        _____________

Total Cable TV                                                     6
_____________________________________________________________________

Casino Hotels - 0.2%
MGM Mirage*                                      150              13
                                                        -------------

Total Casino Hotels                                               13
---------------------------------------------------------------------

Casino Services - 0.0%
International Game Technology                     50               2
                                                        _____________

Total Casino Services                                              2
_____________________________________________________________________

Cellular Telecommunications - 0.2%
NII Holdings*                                    250              12
                                                        _____________

Total Cellular Telecommunications                                 12
_____________________________________________________________________

Chemicals-Diversified - 0.4%
Celanese, Ser A                                  300              13
E.I. du Pont de Nemours                          144               6
Rohm & Haas                                       14               1
                                                        _____________

Total Chemicals-Diversified                                       20
---------------------------------------------------------------------

Chemicals-Specialty - 0.1%
Lubrizol                                         100               5
Chemtura                                          20               -
                                                        _____________

Total Chemicals-Specialty                                          5
---------------------------------------------------------------------

Coal - 0.2%
Arch Coal                                         12               1
Consol Energy                                    100               7
Patriot Coal*                                      1               -
Peabody Energy                                    45               3
                                                        _____________

Total Coal                                                        11
---------------------------------------------------------------------

Communications Software - 0.0%
Avid Technology*                                  13               -
                                                        -------------

Total Communications Software                                      -
---------------------------------------------------------------------

Computer Aided Design - 0.1%
Ansys*                                            79               3
                                                        -------------

Total Computer Aided Design                                        3
---------------------------------------------------------------------

Computers - 1.2%
Apple*                                           156              31
Hewlett-Packard                                  325              16
International Business Machines                   13               1
Research In Motion*                              135              15
Sun Microsystems*                                121               2
                                                        -------------

Total Computers                                                   65
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Computers-Memory Devices - 0.3%
EMC*                                             675    $         13
Western Digital*                                 100               3
                                                        _____________

Total Computers-Memory Devices                                    16
_____________________________________________________________________

Computer Services - 0.0%
Computer Sciences*                                 6               -
                                                        -------------

Total Computer Services                                            -
_____________________________________________________________________

Containers-Metal/Glass - 0.3%
Crown Holdings*                                  200               5
Owens-Illinois*                                  250              12
                                                        -------------

Total Containers-Metal/Glass                                      17
_____________________________________________________________________

Containers-Paper/Plastic - 0.0%
Sealed Air                                        27               1
Sonoco Products                                   20               1
                                                        -------------

Total Containers-Paper/Plastic                                     2
_____________________________________________________________________

Cosmetics & Toiletries - 0.0%
Procter & Gamble                                   4               -
                                                        -------------

Total Cosmetics & Toiletries                                       -
_____________________________________________________________________

Cruise Lines - 0.1%
Carnival                                          89               4
                                                        _____________

Total Cruise Lines                                                 4
_____________________________________________________________________

Data Processing/Management - 0.1%
Automatic Data Processing                         40               2
Fiserv*                                           13               1
                                                        _____________

Total Data Processing/Management                                   3
_____________________________________________________________________

Dental Supplies & Equipment - 0.2%
Dentsply International                           220              10
                                                        -------------

Total Dental Supplies & Equipment                                 10
---------------------------------------------------------------------

Diagnostic Equipment - 0.0%
Gen-Probe*                                        25               2
                                                        _____________

Total Diagnostic Equipment                                         2
_____________________________________________________________________

Dialysis Centers - 0.0%
Davita*                                            5               -
                                                        -------------

Total Dialysis Centers                                             -
---------------------------------------------------------------------

Distribution/Wholesale - 0.1%
WW Grainger                                        6               1
LKQ*                                             152               3
                                                        -------------

Total Distribution/Wholesale                                       4
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Diversified Manufacturing Operations - 0.7%
3M                                                51    $          4
Dover                                             96               4
General Electric                                 372              14
Honeywell International                           75               5
Illinois Tool Works                               91               5
Textron                                          100               7
                                                        -------------

Total Diversified Manufacturing Operations                        39
---------------------------------------------------------------------

Drug Delivery Systems - 0.0%
Hospira*                                          55               2
                                                        -------------

Total Drug Delivery Systems                                        2
_____________________________________________________________________

E-Commerce/Services - 0.1%
Ctrip.com International ADR                       30               2
Expedia*                                          32               1
Liberty Media - Interactive, Cl A*                53               1
                                                        _____________

Total E-Commerce/Services                                          4
---------------------------------------------------------------------

Electric Products-Miscellaneous - 0.1%
Emerson Electric                                  57               3
                                                        -------------

Total Electric Products-Miscellaneous                              3
---------------------------------------------------------------------

Electric-Integrated - 0.8%
Allegheny Energy                                  10               1
Centerpoint Energy                               750              13
Dominion Resources                                73               3
DTE Energy                                       150               7
Duke Energy                                      125               3
Edison International                              18               1
Entergy                                           42               5
Exelon                                            65               5
PG&E                                              20               1
PPL                                              100               5
                                                        _____________

Total Electric-Integrated                                         44
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.0%
Flextronics International*                        30               -
NAM TAI Electronics                              100               1
Tyco Electronics                                   7               -
                                                        -------------

Total Electronic Components-Miscellaneous                          1
---------------------------------------------------------------------

Electronic Components-Semiconductors - 0.4%
Broadcom, Cl A*                                   18               1
DSP Group*                                        47               1
Fairchild Semiconductor International*            37               1
NVIDIA*                                          419              14
Qlogic*                                           50               1
Semtech*                                          39               1
SiRF Technology Holdings*                         24               1
Texas Instruments                                 27               1
                                                        -------------

Total Electronic Components-Semiconductors                        21
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electronic Forms - 0.1%
Adobe Systems*                                   188    $          8
                                                        _____________

Total Electronic Forms                                             8
_____________________________________________________________________

Electronic Measuring Instruments - 0.1%
Agilent Technologies*                            200               7
                                                        _____________

Total Electronic Measuring Instruments                             7
_____________________________________________________________________

Electronic Parts Distribution - 0.1%
Arrow Electronics*                               200               8
                                                        _____________

Total Electronic Parts Distribution                                8
_____________________________________________________________________

Electronics-Military - 0.0%
L-3 Communications Holdings                       21               2
                                                        -------------

Total Electronics-Military                                         2
---------------------------------------------------------------------

Energy-Alternate Sources - 0.3%
Covanta Holding*                                 100               3
Sunpower, Cl A*                                  105              14
                                                        _____________

Total Energy-Alternate Sources                                    17
---------------------------------------------------------------------

Engineering/R&D Services - 0.4%
Fluor                                             40               6
Jacobs Engineering Group*                         28               3
McDermott International*                         190              11
                                                        _____________

Total Engineering/R&D Services                                    20
_____________________________________________________________________

Engines-Internal Combustion - 0.3%
Cummins                                          135              17
                                                        _____________

Total Engines-Internal Combustion                                 17
_____________________________________________________________________

Enterprise Software/Services - 0.5%
BMC Software*                                    300              11
Oracle*                                          405               9
Sybase*                                          300               8
                                                        -------------

Total Enterprise Software/Services                                28
---------------------------------------------------------------------

Entertainment Software - 0.1%
Activision*                                       90               3
                                                        -------------

Total Entertainment Software                                       3
---------------------------------------------------------------------

Fiduciary Banks - 0.4%
Bank of New York Mellon                          244              12
Northern Trust                                   101               8
State Street                                       9               1
                                                        _____________

Total Fiduciary Banks                                             21
_____________________________________________________________________

Filtration/Separation Products - 0.0%
Pall                                              50               2
                                                        _____________

Total Filtration/Separation Products                               2
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Finance-Consumer Loans - 0.1%
First Marblehead                                  10    $          -
SLM                                              145               3
                                                        -------------

Total Finance-Consumer Loans                                       3
---------------------------------------------------------------------

Finance-Credit Card - 0.1%
American Express                                  60               3
                                                        -------------

Total Finance-Credit Card                                          3
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 0.3%
Bear Stearns                                      26               2
Citigroup                                         99               3
Greenhill                                          2               -
Interactive Brokers Group, CI A*                  24               1
JPMorgan Chase                                   146               6
Morgan Stanley                                    40               2
Charles Schwab                                   115               3
                                                        -------------

Total Finance-Investment Banker/Broker                            17
---------------------------------------------------------------------

Finance-Other Services - 0.2%
Asset Acceptance Capital                          40               1
CME Group                                          3               2
IntercontinentalExchange*                         23               4
MF Global*                                        10               -
NASDAQ Stock Market*                              65               3
                                                        -------------

Total Finance-Other Services                                      10
_____________________________________________________________________

Food-Dairy Products - 0.0%
Dean Foods                                        13               -
                                                        -------------

Total Food-Dairy Products                                          -
---------------------------------------------------------------------

Food-Meat Products - 0.0%
Tyson Foods, Cl A                                 94               1
                                                        -------------

Total Food-Meat Products                                           1
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 0.2%
Kraft Foods, Cl A                                 67               2
Sara Lee                                         450               7
                                                        -------------

Total Food-Miscellaneous/Diversified                               9
---------------------------------------------------------------------

Food-Wholesale/Distribution - 0.0%
United Natural Foods*                              5               -
                                                        -------------

Total Food-Wholesale/Distribution                                  -
---------------------------------------------------------------------

Forestry - 0.1%
Plum Creek Timber                                150               7
                                                        _____________

Total Forestry                                                     7
---------------------------------------------------------------------

Gas- Distribution - 0.0%
WGL Holdings                                      11               -
                                                        _____________

Total Gas - Distribution                                           -
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Hazardous Waste Disposal - 0.1%
Stericycle*                                       70    $          4
                                                        -------------

Total Hazardous Waste Disposal                                     4
---------------------------------------------------------------------

Health Care Cost Containment - 0.1%
McKesson                                          53               3
                                                        -------------

Total Health Care Cost Containment                                 3
---------------------------------------------------------------------

Hospital Beds/Equipment - 0.1%
Kinetic Concepts*                                100               5
                                                        _____________

Total Hospital Beds/Equipment                                      5
_____________________________________________________________________

Hotels & Motels - 0.0%
Marriott International, Cl A                       5               -
Wyndham Worldwide                                 13               -
                                                        -------------

Total Hotels & Motels                                              -
---------------------------------------------------------------------

Human Resources - 0.3%
Hewitt Associates, Cl A*                         324              12
Manpower                                          50               3
Monster Worldwide*                                45               1
                                                        _____________

Total Human Resources                                             16
_____________________________________________________________________

Independent Power Producer - 0.0%
Reliant Energy*                                   10               -
Mirant*                                           11               -
                                                        -------------

Total Independent Power Producer                                   -
_____________________________________________________________________

Industrial Automation/Robot - 0.1%
Cognex                                            16               -
Rockwell Automation                              100               7
                                                        -------------

Total Industrial Automation/Robot                                  7
---------------------------------------------------------------------

Industrial Gases - 0.3%
Praxair                                          189              17
                                                        -------------

Total Industrial Gases                                            17
_____________________________________________________________________

Instruments-Scientific - 0.2%
PerkinElmer                                      400              10
                                                        -------------

Total Instruments-Scientific                                      10
_____________________________________________________________________

Insurance Brokers - 0.0%
AON                                               21               1
                                                        -------------

Total Insurance Brokers                                            1
_____________________________________________________________________

Internet Content-Information/News - 0.0%
Baidu.com ADR*                                     5               2
                                                        -------------

Total Internet Content-Information/News                            2
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Internet Security - 0.0%
Symantec*                                        150    $          2
                                                        -------------

Total Internet Security                                            2
---------------------------------------------------------------------

Investment Companies - 0.0%
KKR Financial Holdings                            14               -
                                                        -------------

Total Investment Companies                                         -
---------------------------------------------------------------------

Investment Management/Advisory Services - 0.2%
Federated Investors                               11               1
T Rowe Price Group                               155               9
                                                        -------------

Total Investment Management/Advisory Services                     10
---------------------------------------------------------------------

Life/Health Insurance - 0.2%
Cigna                                            180              10
                                                        -------------

Total Life/Health Insurance                                       10
---------------------------------------------------------------------

Linen Supply & Related Items - 0.0%
Cintas                                            17               1
                                                        _____________

Total Linen Supply & Related Items                                 1
---------------------------------------------------------------------

Machine Tools & Related Products - 0.1%
Kennametal                                       200               8
                                                        _____________

Total Machine Tools & Related Products                             8
---------------------------------------------------------------------

Machinery-Construction & Mining - 0.1%
Terex*                                            60               4
                                                        -------------

Total Machinery-Construction & Mining                              4
_____________________________________________________________________

Machinery-Farm - 0.2%
Deere                                            110              10
                                                        -------------

Total Machinery-Farm                                              10
_____________________________________________________________________

Machinery-General Industry - 0.1%
Manitowoc                                        100               5
Wabtec                                            80               3
                                                        -------------

Total Machinery-General Industry                                   8
---------------------------------------------------------------------

Machinery-Print Trade - 0.0%
Zebra Technologies, Cl A*                          6               -
                                                        -------------

Total Machinery-Print Trade                                        -
---------------------------------------------------------------------

Medical Information Systems - 0.2%
Cerner*                                          165               9
                                                        -------------

Total Medical Information Systems                                  9
---------------------------------------------------------------------

Medical Instruments - 0.3%
Intuitive Surgical*                               34              11
Medtronic                                         50               3
                                                        -------------

Total Medical Instruments                                         14
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical Labs & Testing Services - 0.2%
Covance*                                          29    $          3
Laboratory Corp of America Holdings*             100               8
MDS*                                               8               -
Quest Diagnostics                                  7               -
                                                        -------------

Total Medical Labs & Testing Services                             11
---------------------------------------------------------------------

Medical Products - 0.2%
Baxter International                              65               4
Henry Schein*                                     35               2
Stryker                                           76               6
                                                        _____________

Total Medical Products                                            12
_____________________________________________________________________

Medical-Biomedical/Genetic - 0.1%
Celgene*                                          55               3
Invitrogen*                                        5               -
                                                        -------------

Total Medical-Biomedical/Genetic                                   3
_____________________________________________________________________

Medical-Drugs - 0.9%
Angiotech Pharmaceuticals*                        50               -
Bristol-Myers Squibb                             139               4
Forest Laboratories*                              15               1
Merck                                            270              16
Pfizer                                           393               9
Schering-Plough                                  498              13
Wyeth                                            135               6
                                                        _____________

Total Medical-Drugs                                               49
_____________________________________________________________________

Medical-Generic Drugs - 0.0%
Barr Pharmaceuticals*                             13               1
                                                        _____________

Total Medical-Generic Drugs                                        1
_____________________________________________________________________

Medical-HMO - 0.2%
Magellan Health Services*                         13               1
UnitedHealth Group                                78               5
WellPoint*                                        69               6
                                                        _____________

Total Medical-HMO                                                 12
_____________________________________________________________________

Medical-Hospitals - 0.1%
Universal Health Services                        100               5
                                                        -------------

Total Medical-Hospitals                                            5
---------------------------------------------------------------------

Medical-Outpatient/Home Medical - 0.0%
Lincare Holdings*                                 28               1
                                                        -------------

Total Medical-Outpatient/Home Medical                              1
---------------------------------------------------------------------

Medical-Wholesale Drug Distributors - 0.2%
AmerisourceBergen                                209               9
Cardinal Health                                    4               -
                                                        -------------

Total Medical-Wholesale Drug Distributors                          9
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.4%
Commercial Metals                                100    $          3
Haynes International*                              2               -
Precision Castparts                              115              16
Sterlite Industries ADR*                          79               2
                                                        -------------

Total Metal Processors & Fabricators                              21
---------------------------------------------------------------------

Metal-Aluminum - 0.1%
Alcoa                                            142               5
                                                        _____________

Total Metal-Aluminum                                               5
---------------------------------------------------------------------

Motion Pictures & Services - 0.0%
Macrovision*                                      20               -
                                                        _____________

Total Motion Pictures & Services                                   -
---------------------------------------------------------------------

Multi-Line Insurance - 0.5%
ACE                                                3               -
Allstate                                          53               3
American International Group                     150               9
Assurant                                         100               7
Cincinnati Financial                              50               2
Hartford Financial Services Group                 29               3
Loews                                             52               3
XL Capital, Cl A                                  30               2
                                                        _____________

Total Multi-Line Insurance                                        29
---------------------------------------------------------------------

Multimedia - 0.0%
E.W. Scripps, CI A                                 6               -
                                                        _____________

Total Multimedia                                                   -
---------------------------------------------------------------------

Networking Products - 0.4%
Cisco Systems*                                   660              18
Foundry Networks*                                 70               1
Juniper Networks*                                 90               3
                                                        _____________

Total Networking Products                                         22
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 0.2%
Allied Waste Industries*                          54               1
Republic Services                                100               3
Waste Management                                 130               4
                                                        -------------

Total Non-Hazardous Waste Disposal                                 8
---------------------------------------------------------------------

Office Automation & Equipment - 0.0%
Pitney Bowes                                      56               2
                                                        -------------

Total Office Automation & Equipment                                2
---------------------------------------------------------------------

Oil & Gas Drilling - 0.1%
Diamond Offshore Drilling                         25               4
Rowan                                             10               -
                                                        -------------

Total Oil & Gas Drilling                                           4
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 0.7%
Denbury Resources*                                80    $          2
EnCana                                            60               4
Newfield Exploration*                            100               5
Occidental Petroleum                             100               8
Southwestern Energy*                             225              13
Ultra Petroleum*                                  35               3
                                                        -------------

Total Oil Companies-Exploration & Production                      35
---------------------------------------------------------------------

Oil Companies-Integrated - 0.5%
Chevron                                           20               2
ConocoPhillips                                    70               6
Exxon Mobil                                      194              18
Marathon Oil                                      38               2
Murphy Oil                                        13               1
                                                        _____________

Total Oil Companies-Integrated                                    29
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 0.2%
FMC Technologies*                                 35               2
Grant Prideco*                                    45               2
National Oilwell Varco*                           80               6
                                                        _____________

Total Oil Field Machinery & Equipment                             10
_____________________________________________________________________

Oil Refining & Marketing - 0.4%
Tesoro                                           200              10
Valero Energy                                    150              11
                                                        -------------

Total Oil Refining & Marketing                                    21
_____________________________________________________________________

Oil-Field Services - 0.4%
Exterran Holdings*                                 8               1
Halliburton                                       28               1
Helix Energy Solutions Group*                     63               3
Schlumberger                                     180              18
                                                        _____________

Total Oil-Field Services                                          23
---------------------------------------------------------------------

Paper & Related Products - 0.1%
Domtar*                                          400               3
Smurfit-Stone Container*                          40               1
                                                        _____________

Total Paper & Related Products                                     4
_____________________________________________________________________

Pharmacy Services - 0.1%
Medco Health Solutions*                           33               3
                                                        _____________

Total Pharmacy Services                                            3
_____________________________________________________________________

Physical Practice Management - 0.1%
Pediatrix Medical Group*                         100               7
                                                        _____________

Total Physical Practice Management                                 7
_____________________________________________________________________

Physical Therapy/Rehabilitation Centers - 0.0%
Psychiatric Solutions*                             6               -
                                                        _____________

Total Physical Therapy/Rehabilitation Centers                      -
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Pipelines - 0.5%
El Paso                                          358    $          6
Oneok                                            300              13
Questar                                          100               5
Spectra Energy                                   107               3
Williams                                          51               2
                                                        _____________

Total Pipelines                                                   29
_____________________________________________________________________

Platinum - 0.0%
Stillwater Mining*                                34               -
                                                        _____________

Total Platinum                                                     -
_____________________________________________________________________

Printing-Commercial - 0.1%
RR Donnelley & Sons                              167               6
Valassis Communications*                          60               1
                                                        -------------

Total Printing-Commercial                                          7
_____________________________________________________________________

Property/Casualty Insurance - 0.4%
Arch Capital Group*                              100               7
Progressive Corp                                  20               -
Safeco                                           100               6
Travelers                                         72               4
WR Berkley                                       200               6
                                                        _____________

Total Property/Casualty Insurance                                 23
---------------------------------------------------------------------

Publishing-Books - 0.0%
Scholastic*                                        3               -
                                                        -------------

Total Publishing-Books                                             -
_____________________________________________________________________

Publishing-Newspapers - 0.0%
Gannett                                           32               1
New York Times, CI A                              26               -
                                                        _____________

Total Publishing-Newspapers                                        1
_____________________________________________________________________

Recreational Centers - 0.0%
Life Time Fitness*                                35               2
                                                        -------------

Total Recreational Centers                                         2
---------------------------------------------------------------------

Reinsurance - 0.7%
Allied World Assurance                             9               -
Aspen Insurance Holdings                          35               1
Berkshire Hathaway, Cl B*                          1               5
Everest Re Group                                   8               1
Montpelier Re Holdings                            50               1
PartnerRe                                        200              17
RenaissanceRe Holdings                           200              12
Validus Holdings*                                 16               -
                                                        -------------

Total Reinsurance                                                 37
---------------------------------------------------------------------

REITs-Diversified - 0.0%
CapitalSource                                     22               -
                                                        -------------

Total REITs-Diversified                                            -
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

REITs-Mortgage - 0.0%
Annaly Capital Management                         26    $          -
                                                        -------------

Total REITs-Mortgage                                               -
---------------------------------------------------------------------

REITs-Office Property - 0.1%
Boston Properties                                 71               7
                                                        _____________

Total REITs-Office Property                                        7
_____________________________________________________________________

Retail-Apparel/ Shoes - 0.1%
Limited Brands                                    20               -
Men's Wearhouse                                  150               4
                                                        -------------

Total Retail-Apparel/ Shoes                                        4
---------------------------------------------------------------------

Retail-Building Products - 0.0%
Home Depot                                        44               1
                                                        _____________

Total Retail-Building Products                                     1
_____________________________________________________________________

Retail-Computer Equipment - 0.1%
GameStop, Cl A*                                  120               7
                                                        _____________

Total Retail-Computer Equipment                                    7
_____________________________________________________________________

Retail-Consumer Electronics - 0.0%
Best Buy                                          14               1
                                                        -------------

Total Retail-Consumer Electronics                                  1
_____________________________________________________________________

Retail-Discount - 0.0%
Big Lots*                                         32               1
                                                        -------------

Total Retail-Discount                                              1
_____________________________________________________________________

Retail-Drug Store - 0.3%
CVS Caremark                                     246              10
Walgreen                                         102               4
                                                        -------------

Total Retail-Drug Store                                           14
---------------------------------------------------------------------

Retail-Office Supplies - 0.0%
Office Depot*                                     45               1
OfficeMax                                         10               -
                                                        _____________

Total Retail-Office Supplies                                       1
_____________________________________________________________________

Retail-Pet Food & Supplies - 0.0%
PetSmart                                          22               1
                                                        -------------

Total Retail-Pet Food & Supplies                                   1
_____________________________________________________________________

Retail-Restaurants - 0.1%
Burger King Holdings                             130               4
Cheesecake Factory*                                7               -
                                                        -------------

Total Retail-Restaurants                                           4
---------------------------------------------------------------------

Retail-Sporting Goods - 0.0%
Dick's Sporting Goods*                            70               2
                                                        -------------

Total Retail-Sporting Goods                                        2
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

S & L/Thrifts-Eastern US - 0.1%
New York Community Bancorp                        28    $          -
                                                        -------------

Total S & L/Thrifts-Eastern US                                     -
---------------------------------------------------------------------

S & L/Thrifts-Western US - 0.1%
Washington Federal                               150               3
Washington Mutual                                 68               1
                                                        -------------

Total S & L/Thrifts-Western US                                     4
---------------------------------------------------------------------

Schools - 0.0%
ITT Educational Services*                         25               2
                                                        -------------

Total Schools                                                      2
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 0.3%
Cypress Semiconductor*                             9               -
Maxim Integrated Products                        578              15
                                                        -------------

Total Semiconductor Components-Integrated Circuits                15
---------------------------------------------------------------------

Semiconductor Equipment - 0.1%
Applied Materials                                 74               1
Novellus Systems*                                 10               -
Varian Semiconductor
     Equipment Associates*                        82               3
                                                        -------------

Total Semiconductor Equipment                                      4
---------------------------------------------------------------------

Software Tools - 0.0%
VMware, Cl A*                                     20               2
                                                        -------------

Total Software Tools                                               2
---------------------------------------------------------------------

Steel Pipe & Tube - 0.1%
Valmont Industries                                35               3
                                                        -------------

Total Steel Pipe & Tube                                            3
_____________________________________________________________________

Steel-Specialty - 0.2%
Allegheny Technologies                           105               9
                                                        -------------

Total Steel-Specialty                                              9
_____________________________________________________________________

Super-Regional Banks-US - 0.2%
Bank of America                                  100               4
Capital One Financial                             61               3
Wells Fargo                                       88               3
                                                        -------------

Total Super-Regional Banks-US                                     10
---------------------------------------------------------------------

Telecommunications Equipment - 0.1%
Harris                                           100               6
                                                        -------------

Total Telecommunications Equipment                                 6
_____________________________________________________________________

Telecommunications Equipment-Fiber Optics - 0.0%
JDS Uniphase*                                     45               1
                                                        -------------

Total Telecommunications Equipment-Fiber Optics                    1
_____________________________________________________________________

OLD MUTUAL VA ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Telecommunications Services - 0.3%
Amdocs*                                           10    $          -
Embarq                                           300              15
Time Warner Telecom, Cl A*                        71               1
                                                        _____________

Total Telecommunications Services                                 16
_____________________________________________________________________

Telephone-Integrated - 0.3%
AT&T                                             240              10
Verizon Communications                           130               6
                                                        -------------

Total Telephone-Integrated                                        16
_____________________________________________________________________

Textile-Home Furnishings - 0.1%
Mohawk Industries*                                50               4
                                                        _____________

Total Textile-Home Furnishings                                     4
_____________________________________________________________________

Therapeutics - 0.3%
Gilead Sciences*                                 300              14
Medicines*                                        46               1
Warner Chilcott, Cl A*                            25               -
                                                        -------------

Total Therapeutics                                                15
---------------------------------------------------------------------

Tobacco - 0.3%
Altria Group                                     106               8
Imperial Tobacco Group ADR                        69               7
UST                                               56               3
                                                        _____________

Total Tobacco                                                     18
_____________________________________________________________________

Tools-Hand Held - 0.1%
Snap-On                                            4               -
Stanley Works                                     64               3
                                                        -------------

Total Tools-Hand Held                                              3
_____________________________________________________________________

Transport-Equipment and Leasing - 0.0%
Aircastle                                          6               -
                                                        -------------

Total Transport-Equipment and Leasing                              -
_____________________________________________________________________

Transport-Marine - 0.2%
Overseas Shipholding Group                       150              11
                                                        _____________

Total Transport-Marine                                            11
_____________________________________________________________________

Transport-Rail - 0.2%
Burlington Northern Santa Fe                      37               3
Canadian Pacific Railway                         100               6
CSX                                               52               2
Union Pacific                                     14               2
                                                        _____________

Total Transport-Rail                                              13
_____________________________________________________________________

Transport-Services - 0.1%
Expeditors International Washington               45               2
FedEx                                              6               1
United Parcel Services, Cl B                       1               -
                                                        -------------

Total Transport-Services                                           3
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Veterinary Diagnostics - 0.0%
VCA Antech*                                       40    $          2
                                                        _____________

Total Veterinary Diagnostics                                       2
---------------------------------------------------------------------

Web Hosting/Design - 0.1%
Equinix*                                          40               4
                                                        _____________

Total Web Hosting/Design                                           4
---------------------------------------------------------------------

Web Portals/ISP - 0.4%
Google, Cl A*                                     25              17
Sina*                                             45               2
                                                        _____________

Total Web Portals/ISP                                             19
---------------------------------------------------------------------

Wireless Equipment - 0.1%
American Tower, Cl A*                             36               2
Motorola                                           7               -
Nokia ADR                                         91               3
RF Micro Devices*                                105               1
                                                        _____________

Total Wireless Equipment                                           6
                                                        _____________

Total Common Stock (Cost $1,292)                               1,388
_____________________________________________________________________

Foreign Common Stock - 6.8%
Australia - 0.7%
BHP Billiton                                     505              18
Caltex Australia                                  51               1
Dominion Mining                                  102               1
Leighton Holdings                                302              16
                                                        -------------

Total Australia                                                   36
_____________________________________________________________________

Austria - 0.2%
OMV                                               48               4
Voestalpine                                      127               9
                                                        -------------

Total Austria                                                     13
---------------------------------------------------------------------

Canada - 0.4%
Manulife Financial                               200               8
Methanex                                         400              11
                                                        _____________

Total Canada                                                      19
---------------------------------------------------------------------

Denmark - 0.1%
Danske Bank                                      200               8
                                                        _____________

Total Denmark                                                      8
_____________________________________________________________________

France - 0.5%
BNP Paribas                                      118              13
Camaieu                                           34              14
Societe Generale                                   5               1
                                                        -------------

Total France                                                      28
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Germany - 0.8%
Allianz SE                                        65    $         14
Deutsche Bank                                     92              12
Salzgitter                                        39               6
Siemens                                           55               9
                                                        _____________

Total Germany                                                     41
_____________________________________________________________________

Hong Kong - 0.0%
Regal Hotels International                     4,000               -
                                                        _____________

Total Hong Kong                                                    -
_____________________________________________________________________

Italy - 0.2%
Fiat                                             483              12
                                                        _____________

Total Italy                                                       12
---------------------------------------------------------------------

Japan - 1.6%
Alpine Electronics                               300               5
Central Japan Railway                              1               9
Daiichikosho                                     600               6
Inui Steamship                                   200               3
Kobayashi Pharmaceutical                         100               4
Kohnan Shoji                                     700              12
Nippon Mining Holdings                         1,000               6
Nippon Steel                                   1,000               6
NTT Data                                           1               4
Shinwa Kaiun Kaisha                            1,000               6
Sumitomo Pipe & Tube                           1,000               7
Toyota Motor                                     300              16
                                                        -------------

Total Japan                                                       84
_____________________________________________________________________

Netherlands - 0.4%
ING Groep                                         25               1
Royal Dutch Shell, Cl A                          501              21
                                                        _____________

Total Netherlands                                                 22
_____________________________________________________________________

New Zealand - 0.1%
Air New Zealand                                3,871               6
                                                        _____________

Total New Zealand                                                  6
_____________________________________________________________________

Norway - 0.0%
Norsk Hydro                                       50               1
StatoilHydro                                      43               1
                                                        -------------

Total Norway                                                       2
_____________________________________________________________________

Spain - 0.5%
Banco Bilbao Vizcaya                             512              12
Banco Santander                                  729              16
                                                        _____________

Total Spain                                                       28
_____________________________________________________________________



---------------------------------------------------------------------
                                         Shares/Face
Description                              Amount (000)   Value (000)
---------------------------------------------------------------------

Sweden - 0.3%
Skandinaviska Enskilda Banken, Cl A              300    $          8
Volvo, Cl B                                      602              10
                                                        _____________

Total Sweden                                                      18
---------------------------------------------------------------------

Switzerland - 0.2%
Credit Suisse Group                              129               8
                                                        _____________

Total Switzerland                                                  8
---------------------------------------------------------------------

United Kingdom - 0.8%
3i Group                                          34               1
AstraZeneca                                      231              10
BT Group                                       1,979              11
CSR*                                              73               1
Reckitt Benckiser Group                          225              13
Royal Bank of Scotland Group                   1,056               9
                                                        -------------

Total United Kingdom                                              45
                                                        _____________

Total Foreign Common Stock (Cost $353)                           370
_____________________________________________________________________

Asset-Backed Securities - 0.4%
Chase Issuance Trust
   Ser 2007-A15 Cl A
   4.960%, 09/17/12                      $        20              20
                                                        _____________

Total Asset-Backed Securities (Cost $19)                          20
---------------------------------------------------------------------

U.S. Treasury Obligations - 20.0%
U.S. Treasury Bond
   4.750%, 02/15/37                               20              21
U.S. Treasury Notes
   4.875%, 08/15/09                              110             113
   4.875%, 07/31/11                              380             401
   4.750%, 05/15/14                              155             165
   4.750%, 08/15/17                               55              58
   4.625%, 11/15/09                              250             257
   4.250%, 11/15/17                               40              41
   4.125%, 04/31/12                               25              26
                                                        _____________

Total U.S. Treasury Obligations (Cost $1,033)                  1,082
---------------------------------------------------------------------

U.S. Government Agency Obligations - 18.1%
Federal National Mortgage Association
   6.000% 01/01/37                               229             232
   5.500% 01/01/37                               490             490
   5.000% 05/01/37                               261             254
                                                        -------------

Total U.S. Government Agency Obligations
   (Cost $968)                                                   976
---------------------------------------------------------------------

Foreign Bond - 8.7%
Deutschland Republic, Ser 3 (EUR)
   4.500%, 01/04/13                              316             469
                                                        -------------

Total Foreign Bond (Cost $411)                                   469
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
                                            Face
Description                              Amount (000)   Value (000)
---------------------------------------------------------------------

Corporate Bonds - 15.6%
Abbott Laboratories
   5.150%, 11/30/12                      $         5    $          5
Advanta Capital Trust, Ser B
   8.990%, 12/17/26                               11               8
Alliance One International
   11.000%, 5/15/2012                             11              11
Allied Waste North America
   5.750%, 02/15/11                               11              11
Apache
   5.250%, 04/15/13                               30              31
Aramark Services, Cl A (A)
   8.411%, 02/01/15                                7               7
AstraZeneca
   5.400%, 9/15/12                                30              31
Bank One
   5.900%, 11/15/11                               85              88
Belden
   7.000%, 03/15/17                                7               7
Canadian Natural Resources
   6.700%, 07/15/11                                5               5
Cascades
   7.250%, 02/15/13                               15              14
Citigroup
   6.125%, 11/21/17                                5               5
Connacher Oil and Gas 144A
   10.250%, 12/15/15                              10              10
Coleman Cable
   9.875%, 10/1/2012                              11              10
Comcast
   5.300%, 01/15/14                               85              83
Covidien International Finance 144A
   5.450%, 10/15/12                                5               5
Denbury Resources
   7.500%, 12/15/15                               10              10
D.R. Horton
   7.875%, 08/15/11                                5               5
EchoStar DBS
   6.625%, 10/01/14                               15              15
ERP Operating
   5.125%, 3/15/2016                              85              79
Ford Motor Credit
   7.375%, 10/28/09                               15              14
General Mills
   5.650%, 09/10/12                               20              20
GMAC
   7.000%, 02/01/12                               15              13
Ikon Office Solutions 144A
   9.926%, 01/01/12 (A)                            4               4
_____________________________________________________________________



---------------------------------------------------------------------
                                            Face
Description                              Amount (000)   Value (000)
---------------------------------------------------------------------

Corporate Bonds - continued
Ikon Office Solutions
   7.750%, 09/15/05                      $        11    $         11
Kansas City Southern
   9.500%, 10/01/08                                7               7
KB Home
   7.750%, 02/01/10                               10               9
Lehman Brothers Holdings, MTN
   6.200%, 09/26/14                                5               5
Landry's Restaurants
   9.500%, 12/15/14                               12              12
Marathon Oil
   6.600%, 10/01/37                                5               5
MasTec
   7.625%, 02/01/17                                7               7
PepsiCo
   5.150, 05/15/12                                 5               5
PSEG Power
   7.750%, 04/15/11                               85              91
Pulte Homes
   7.875%, 08/01/11                               11              11
Qwest
   8.875%, 03/15/12                               15              16
Residential Capital 144A (A)
   8.544%, 04/17/09                               16               8
Swift Transportation 144A (A)
   12.619%, 05/15/15                               5               3
SBC Communications
   5.100%, 09/15/14                               85              84
Starbucks
   6.250%, 08/15/17                               15              16
Stater Brothers Holdings
   7.750%, 04/15/15                               11              11
Tesoro
   6.500%, 06/01/17                               11              11
True Temper Sports
   8.375%, 09/15/11                               10               6
Tyco Electronics 144A
   6.550%, 10/01/17                                5               5
Uno Restaurant 144A
   10.000%, 2/15/11                                3               2
Valassis Communication
   8.250%, 03/01/15                               11              10
Weatherford International 144A
   5.950%, 06/15/12                                5               5
Xerox Capital Trust I
   8.000%, 02/01/27                               11              11
                                                        _____________

Total Corporate Bonds (Cost $850)                                842
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Money Market Fund - 4.6%
Dreyfus Cash Management Fund,
   Institutional Class, 4.850% (B)           249,547    $        250
                                                        -------------

Total Money Market Fund (Cost $250)                              250
---------------------------------------------------------------------

Total Investments - 99.9% (Cost $5,176)                        5,397
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.1%                           4
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $      5,401
---------------------------------------------------------------------

As of December 31, 2007, the Portfolio had the following forward foreign currency contracts outstanding:


                                                         Unrealized
Settlement        Currency            Currency          Appreciation
   Date          to Deliver          to Receive        (Depreciation)
----------   -----------------   ------------------    --------------
 03/11/08      USD  (209,600)     EUR      143,295        $    33
 03/11/08      USD  (149,100)     JPY   16,206,797         (2,871)
 03/11/08      EUR  (309,539)     USD      458,047          5,207
                                                          -------
                                                          $ 2,369
                                                          -------


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL VA ASSET ALLOCATION BALANCED PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Performance Highlights

o For the one-year period ended December 31, 2007, the Old Mutual VA Asset Allocation Balanced Portfolio's Service Class Shares gained 8.17%, while the S&P 1500 Index returned 5.47% and the Lehman Brothers U.S. Aggregate Index returned 6.97%.

o At the individual stock level, Apple, Monsanto and Leighton Holdings contributed positively to Portfolio performance during the period, while Royal Bank of Scotland, SLM and AstraZeneca were the largest detractors.

o At the underlying mandate level, thirteen managers produced positive returns and four produced negative returns.

Q.   How did the Portfolio perform relative to its benchmarks?

A. For the one-year period ended December 31, 2007, the Old Mutual VA Asset Allocation Balanced Portfolio's (the "Portfolio") Service Class Shares gained 8.17%, while the S&P 1500 Index returned 5.47% and the Lehman Brothers U.S. Aggregate Index returned 6.97%. Performance for all share classes can be found on page 20.

Q.   What investment environment did the Portfolio face during the past year?

A. Ibbotson Associates Advisors, LLC ("Ibbotson") notes that 2007 was a year when skillful asset allocation helped reduce volatility and protect against losses experienced by 100% equity funds.

     Results among different asset classes varied widely in 2007. For example, emerging-market stocks and non-U.S. bonds produced strong gains. These gains were aided by strong growth in emerging-market countries and by a depreciating U.S. dollar. Large- and mid-cap growth stocks, international developed-market equities and core U.S. bonds had good months and bad months, but overall managed to meet the strategic asset allocation consultant's return expectations for the year. Small-cap growth stocks and high-yield bonds underperformed Ibbotson's long-term expectations, while value stocks and real estate underperformed by a wide margin, ending the year with negative returns.

Q.   Which market factors influenced the Portfolio's relative performance?

A. Strong performance in aggregate bonds, large-cap growth equities and international stocks contributed positively to the Portfolio's performance during the period.

     Although large-cap value stocks outperformed large-cap growth stocks every year since 1999 (as measured by the Russell 1000(R) Value Index and the Russell 1000(R) Growth Index, respectively), 2007 reversed that trend. However, the Portfolio maintained a neutral allocation between growth and value throughout the year. Hence, overall, the Portfolio was not affected by the discrepancy between growth and value returns during the period.

     Ibbotson's models have long-term allocations to mid- and small-cap U.S. equities, but since August of 2006, Ibbotson tactically underweighted mid- and small-caps and shifted approximately 2% of those allocations into large-cap U.S. equities. Since April of 2005, Ibbotson has maintained an underweight in real estate investment trusts ("REITs"), shifting 1% of that allocation into large-cap U.S. equities. Additionally, in August of 2007 Ibbotson reduced the Portfolio's allocation to high-yield bonds by 2%, anticipating continued negative impact on non-investment grade issues. Each of these tilts contributed positively to the Portfolio's performance during 2007.

     The Portfolio's remaining allocations to REITs and small-cap value equities detracted from performance during the annual period.

Q.   How did composition affect Portfolio performance?

A. At the individual stock level, Apple, Monsanto and Leighton Holdings contributed positively to Portfolio performance during the period, while Royal Bank of Scotland, SLM and AstraZeneca were the largest detractors. Ibbotson notes that during 2007 major stock contributors tended to be growth stocks, while the majority of the largest detractors were value stocks. Computer hardware company Apple posted solid earnings with iPod sales, the reintroduction of the iTV and the iPhone release in June. Agricultural product provider Monsanto raised guidance as a result of better than expected Roundup pricing, strong corn seed sales in Brazil and Argentina and a lower than anticipated tax rate. The company also announced a cross-licensing agreement with Dow Chemical for "SmartStax", the first-ever eight-gene stack in corn. Shares of Leighton Holdings


VA Asset Allocation Balanced Portfolio
     advanced on news that the builder had won $650 million of contracts in the United Arab Emirates through partner Al Habtoor Engineering. Global banking group Royal Bank of Scotland was affected by general concerns surrounding bank stocks, while announcing in December that it would write down (pound)1.5 billion in credit market-related losses. Student lending company SLM reported losses during the period and the company's stock value declined. AstraZeneca fell after the drugmaker announced a 15% decline in third-quarter profit as its top-selling drugs faced increasing competition from generic treatments.

     At the underlying mandate level, thirteen managers produced positive returns and four produced negative returns. Ibbotson creates a customized blended benchmark for each underlying manager based on the firms' style exposures to calculate the relative returns of each manager. The four mandates that outperformed their blended benchmarks by the highest margins were Copper Rock Capital Partners, LLC's small-cap growth mandate, Provident Investment Counsel's ("Provident") large-cap growth strategy, Provident's mid-cap growth mandate and Thompson, Siegel & Walmsley LLC's mid-cap value mandate. Each of these managers exceeded its blended benchmark's return by more than 9%. Dwight Asset Management Company's high-yield bond strategy, Thomson Horstmann & Bryant, Inc.'s small-cap value mandate and Barrow, Hanley, Mewhinney & Strauss, Inc.'s U.S. core bond strategy underperformed their blended benchmark(s) by the most significant margin during the period.

Q.   What is the investment outlook?

A. Recent economic news has been full of mixed, even contradictory information. Which reports and indicators should one believe, and what is the best course of action? Ibbotson notes that it is not easily swayed by alarmist reports; rather, the firm conducts extensive analysis that relies upon up-to-date data while remaining attentive to broad market trends. In the context of that analysis, Ibbotson believes that the U.S. economy shows signs of weakening and that the possibility of recession in 2008 has increased. Despite a weakening U.S. economic outlook, the U.S. stock market is fairly priced, in Ibbotson's view, and may be poised to outperform the bond market over time. Specifically, Ibbotson believes that large-cap stocks are more attractive than small-cap stocks in the near term, from both a valuation and momentum perspective. Ibbotson believes there will be continued upward pressure on U.S. inflation and interest rates, which will primarily affect intermediate and long maturity bond yields. In the short-term, however, economic weakness will keep interest rates low as the Federal Reserve Board may continue to consider lowering Fed Fund rates to boost economic growth. Lastly, Ibbotson believes REITs continue to be overvalued relative to the overall stock market, even after the sector's recent underperformance.


Top Ten Holdings
as of December 31, 2007

Deutschland Republic,
Ser 3 (EUR)
4.500%, 01/04/13               5.1%
--------------------------------------
Federal National
Mortgage Association,
5.500%, 01/01/37               4.8%
--------------------------------------
U.S. Treasury Notes,
4.875%, 07/31/11               3.8%
--------------------------------------
iShares S&P SmallCap 600
Value Index Fund               2.6%
--------------------------------------
U.S. Treasury Notes,
4.625%, 11/15/09               2.5%
--------------------------------------
Federal National
Mortgage Association,
5.000%, 05/01/37               2.5%
--------------------------------------
Federal National
Mortgage Association,
6.000%, 01/01/37               2.3%
--------------------------------------
U.S. Treasury Notes,
4.750%, 05/15/14               1.8%
--------------------------------------
U.S. Treasury Notes,
4.875%, 08/15/09               1.2%
--------------------------------------
Apple                          0.8%
--------------------------------------
As a % of Total
Portfolio Investments         27.4%
--------------------------------------


                                          VA Asset Allocation Balanced Portfolio

OLD MUTUAL VA ASSET ALLOCATION
BALANCED PORTFOLIO - continued
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 1 Year          Annualized
                                                                           Inception Date        Return       Inception to Date
------------------------------------------------------------------------------------------------------------------------------------
VA Asset Allocation Balanced Portfolio - Initial Class                        12/29/06            8.42%              8.37%
VA Asset Allocation Balanced Portfolio - Service Class                        12/29/06            8.17%              8.12%
S&P 1500 Index                                                                12/29/06            5.47%              4.91%
Lehman Brothers U.S. Aggregate Index                                          12/29/06            6.97%              6.90%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses that may be imposed under variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies which purchase the Portfolio's shares. If those charges were reflected, the performance shown would have been lower. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

The total annual operating expenses and net annual operating expenses a shareholder in the Portfolio's Initial Class and Service Class Shares may pay (as reported in the April 23, 2007 prospectuses) are 1.15% and 1.05%; 1.40% and 1.30% respectively. Expenses for both share classes are based on estimated amounts.

Portfolio Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

         VA Asset Allocation  VA Asset Allocation            Lehman Brothers
         Balanced Portfolio   Balanced Portfolio   S&P 1500  US Aggregate
         - Initial Class      - Service Class      Index     Index
 12/06       10,000               10,000           10,000     10,000
 12/07       10,831               10,817           10,547     10,697


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio's Initial Class and Service Class Shares on the inception date of 12/29/06 to an investment made in unmanaged securities indexes on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Asset  Class  Weightings  as  of  December  31,  2007  - %  of  Total  Portfolio
Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                        46%
Foreign Common Stock                14%
US Treasury Obligations             10%
US Government Agency Obligations    10%
Corporate Bonds                      8%
Foreign Bond                         5%
Cash Equivalent                      4%
Investment Company                   3%
Warrants                             0%
Asset-Backed Securities              0%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 45.7%
Advertising Sales - 0.1%
AirMedia Group ADR*                               32    $          1
Focus Media Holding ADR*                          65               4
                                                        -------------

Total Advertising Sales                                            5
---------------------------------------------------------------------

Aerospace/Defense - 0.7%
Aerovironment*                                    62               2
Boeing                                           113              10
Rockwell Collins                                 325              23
Teledyne Technologies*                            32               2
                                                        -------------

Total Aerospace/Defense                                           37
_____________________________________________________________________

Aerospace/Defense-Equipment - 0.4%
AAR*                                              35               1
Alliant Techsystems*                             100              11
B/E Aerospace*                                    50               3
DRS Technologies                                  50               3
Goodrich                                          10               1
Triumph Group                                     15               1
                                                        -------------

Total Aerospace/Defense-Equipment                                 20
---------------------------------------------------------------------

Agricultural Biotech - 0.0%
Origin Agritech*                                  60               -
                                                        -------------

Total Agricultural Biotech                                         -
---------------------------------------------------------------------

Agricultural Chemicals - 1.1%
Agrium                                           100               7
CF Industries Holdings                            30               3
Monsanto                                         297              33
Potash of Saskatchewan                           112              16
                                                        -------------

Total Agricultural Chemicals                                      59
_____________________________________________________________________

Agricultural Operations - 0.2%
Archer-Daniels-Midland                           195               9
                                                        -------------

Total Agricultural Operations                                      9
_____________________________________________________________________

Airlines - 0.1%
Delta Air Lines*                                  51               1
UAL                                               15               1
US Airways Group*                                 39               1
                                                        _____________

Total Airlines                                                     3
_____________________________________________________________________

Applications Software - 0.5%
Citrix Systems*                                   35               1
Infosys Technologies ADR                          55               2
Intuit*                                           62               2
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Applications Software - continued
Microsoft                                        520    $         19
Progress Software*                                35               1
Red Hat*                                          70               1
                                                        -------------

Total Applications Software                                       26
---------------------------------------------------------------------

Audio/Video Products - 0.0%
DTS*                                              47               1
                                                        _____________

Total Audio/Video Products                                         1
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Original - 0.0%
Amerigon*                                         50               1
                                                        -------------

Total Auto/Truck Parts & Equipment-Original                        1
_____________________________________________________________________

Auto-Cars/Light Trucks - 0.1%
Ford Motor*                                      678               5
                                                        _____________

Total Auto-Cars/Light Trucks                                       5
_____________________________________________________________________

Beverages-Non-Alcoholic - 0.0%
Coca-Cola Bottling                                25               1
                                                        _____________

Total Beverages-Non-Alcoholic                                      1
_____________________________________________________________________

Brewery - 0.2%
Cia Cervecerias Unidas ADR                       180               6
Molson Coors Brewing, Cl B                       100               5
                                                        _____________

Total Brewery                                                     11
---------------------------------------------------------------------

Broadcast Service/Programming - 0.0%
Clear Channel                                      3               -
                                                        -------------

Total Broadcast Service/Programming                                -
---------------------------------------------------------------------

Building & Construction-Miscellaneous - 0.1%
Orascom Construction GDR                          30               6
                                                        -------------

Total Building & Construction-Miscellaneous                        6
_____________________________________________________________________

Cable TV - 0.2%
Comcast, Cl A*                                    69               1
Comcast, Special Cl A*                           240               4
DIRECTV Group*                                   202               5
                                                        -------------

Total Cable TV                                                    10
_____________________________________________________________________

Casino Hotels - 0.3%
Harrah's Entertainment                             1               -
MGM Mirage*                                      210              18
                                                        -------------

Total Casino Hotels                                               18
---------------------------------------------------------------------

Casino Services - 0.1%
International Game Technology                     60               3
                                                        -------------

Total Casino Services                                              3
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
BALANCED PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Cellular Telecommunications - 0.8%
America Movil, Ser L ADR                         120    $          7
Millicom International Cellular*                  60               7
NII Holdings*                                    370              18
Tim Participacoes ADR                             80               3
Turkcell Iletisim Hizmet ADR                     120               3
Vimpel-Communications ADR                        100               4
                                                        _____________

Total Cellular Telecommunications                                 42
---------------------------------------------------------------------

Chemicals-Diversified - 0.5%
Celanese, Ser A                                  300              13
E.I. du Pont de Nemours                          254              11
Olin                                              30               1
Rohm & Haas                                       33               2
                                                        _____________

Total Chemicals-Diversified                                       27
_____________________________________________________________________

Chemicals-Specialty - 0.1%
Chemtura                                          52               -
Hercules                                          62               1
Lubrizol                                         100               5
                                                        _____________

Total Chemicals-Specialty                                          6
---------------------------------------------------------------------

Coal - 0.2%
Alpha Natural Resources*                          32               1
Arch Coal                                         28               1
Consol Energy                                     50               4
Massey Energy                                     52               2
Peabody Energy                                    50               3
Walter Industries                                 37               1
                                                        -------------

Total Coal                                                        12
---------------------------------------------------------------------

Commercial Banks Non-US - 0.1%
Banco Itau Holding Financeira ADR                160               4
Kookmin Bank ADR                                  60               4
                                                        _____________

Total Commercial Banks Non-US                                      8
_____________________________________________________________________

Commercial Banks-Central US - 0.0%
Irwin Financial                                  128               1
                                                        _____________

Total Commercial Banks-Central US                                  1
_____________________________________________________________________

Commercial Services - 0.0%
ExlService Holdings*                              67               2
PHH*                                              22               -
                                                        _____________

Total Commercial Services                                          2
_____________________________________________________________________

Commercial Services-Finance - 0.0%
Wright Express*                                   42               1
                                                        -------------

Total Commercial Services-Finance                                  1
_____________________________________________________________________

Communications Software - 0.1%
Avid Technology*                                  93               3
DivX*                                             92               1
                                                        -------------

Total Communications Software                                      4
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Computer Aided Design - 0.1%
Ansys*                                            92    $          4
                                                        _____________

Total Computer Aided Design                                        4
_____________________________________________________________________

Computer Services - 0.0%
Computer Sciences*                                12               1
Syntel                                            28               1
                                                        -------------

Total Computer Services                                            2
_____________________________________________________________________

Computer Software - 0.1%
Double-Take Software*                             72               2
Omniture*                                         25               1
                                                        -------------

Total Computer Software                                            3
---------------------------------------------------------------------

Computers - 1.9%
Apple*                                           230              45
Hewlett-Packard                                  556              28
International Business Machines                   26               3
Research In Motion*                              200              23
Sun Microsystems*                                278               5
                                                        -------------

Total Computers                                                  104
_____________________________________________________________________

Computers-Integrated Systems - 0.1%
NCI, Cl A*                                        82               1
Radisys*                                          87               1
Riverbed Technology*                              50               1
                                                        -------------

Total Computers-Integrated Systems                                 3
---------------------------------------------------------------------

Computers-Memory Devices - 0.4%
EMC*                                           1,025              19
Silicon Storage Technology*                      230               1
Western Digital*                                 100               3
                                                        -------------

Total Computers-Memory Devices                                    23
---------------------------------------------------------------------

Computers-Peripheral Equipment - 0.1%
Electronics for Imaging*                         112               3
                                                        -------------

Total Computers-Peripheral Equipment                               3
---------------------------------------------------------------------

Consulting Services - 0.2%
Advisory Board*                                   30               2
FTI Consulting*                                   77               5
Gartner*                                          40               1
Huron Consulting Group*                           33               3
MAXIMUS                                           32               1
                                                        -------------

Total Consulting Services                                         12
---------------------------------------------------------------------

Containers-Metal/Glass - 0.4%
Crown Holdings*                                  200               5
Owens-Illinois*                                  300              15
                                                        _____________

Total Containers-Metal/Glass                                      20
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Containers-Paper/Plastic - 0.1%
Bemis                                             55    $          2
Sealed Air                                        68               2
Sonoco Products                                   41               1
                                                        _____________

Total Containers-Paper/Plastic                                     5
_____________________________________________________________________

Cosmetics & Toiletries - 0.0%
Procter & Gamble                                   9               1
                                                        _____________

Total Cosmetics & Toiletries                                       1
_____________________________________________________________________

Cruise Lines - 0.1%
Carnival                                         171               8
                                                        _____________

Total Cruise Lines                                                 8
_____________________________________________________________________

Data Processing/Management - 0.1%
Automatic Data Processing                         60               3
Commvault Systems*                                45               1
Fiserv*                                           31               2
                                                        -------------

Total Data Processing/Management                                   6
---------------------------------------------------------------------

Dental Supplies & Equipment - 0.3%
Dentsply International                           320              14
                                                        -------------

Total Dental Supplies & Equipment                                 14
---------------------------------------------------------------------

Diagnostic Equipment - 0.1%
Gen-Probe*                                        30               2
Hansen Medical*                                   40               1
                                                        _____________

Total Diagnostic Equipment                                         3
_____________________________________________________________________

Dialysis Centers - 0.0%
DaVita*                                           12               1
Dialysis Corp of America*                        166               1
                                                        _____________

Total Dialysis Centers                                             2
_____________________________________________________________________

Direct Marketing - 0.0%
Valuevision Media, Cl A*                         196               1
                                                        -------------

Total Direct Marketing                                             1
---------------------------------------------------------------------

Distribution/Wholesale - 0.1%
LKQ*                                             176               4
WW Grainger                                       15               1
                                                        _____________

Total Distribution/Wholesale                                       5
---------------------------------------------------------------------

Diversified Manufacturing Operations - 1.2%
3M                                                81               7
Acuity Brands                                     30               1
Dover                                            159               7
General Electric                                 675              25
Honeywell International                          150               9
Illinois Tool Works                              177               9
Textron                                          100               7
                                                        -------------

Total Diversified Manufacturing Operations                        65
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Diversified Minerals - 0.2%
Cia Vale do Rio Doce ADR                         350    $         11
                                                        _____________

Total Diversified Minerals                                        11
---------------------------------------------------------------------

Drug Delivery Systems - 0.1%
Hospira*                                          65               3
                                                        _____________

Total Drug Delivery Systems                                        3
---------------------------------------------------------------------

E-Commerce/Products - 0.0%
Blue Nile*                                        15               1
                                                        _____________

Total E-Commerce/Products                                          1
---------------------------------------------------------------------

E-Commerce/Services - 0.1%
Ctrip.com International ADR                       35               2
Expedia*                                          70               2
Liberty Media - Interactive, Cl A*               128               2
Priceline.com*                                    20               2
                                                        _____________

Total E-Commerce/Services                                          8
_____________________________________________________________________

Electric Products-Miscellaneous - 0.1%
Emerson Electric                                 114               6
                                                        _____________

Total Electric Products-Miscellaneous                              6
_____________________________________________________________________

Electric-Distribution - 0.0%
EnerNOC*                                          15               1
                                                        _____________

Total Electric-Distribution                                        1
---------------------------------------------------------------------

Electric-Integrated - 1.2%
Allegheny Energy                                   8               1
Centerpoint Energy                               800              14
CMS Energy                                        39               1
Dominion Resources                               142               7
DTE Energy                                       200               9
Duke Energy                                      242               5
Edison International                              48               3
Entergy                                           81              10
Exelon                                            95               8
PG&E                                              46               2
PPL                                              100               5
                                                        -------------

Total Electric-Integrated                                         65
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.2%
AU Optronics ADR                                 239               5
Celestica*                                       344               2
Flextronics International*                        80               1
HON HAI Precision GDR                            300               4
Tyco Electronics                                  12               -
                                                        -------------

Total Electronic Components-Miscellaneous                         12
_____________________________________________________________________

OLD MUTUAL VA ASSET ALLOCATION
BALANCED PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electronic Components-Semiconductors - 0.8%
Bookham*                                         210    $          -
Broadcom, Cl A*                                   42               1
Cavium Networks*                                  30               1
DSP Group*                                       227               3
Fairchild Semiconductor International*           145               2
Ikanos Communications*                           358               2
Monolithic Power Systems*                         40               1
NVIDIA*                                          575              20
Qlogic*                                          223               3
Samsung Electronics GDR, 144A                     11               3
Semtech*                                         149               2
Silicon Laboratories*                             10               -
SiRF Technology Holdings*                         98               2
Texas Instruments                                 62               2
Zoran*                                            62               1
                                                        _____________

Total Electronic Components-Semiconductors                        43
_____________________________________________________________________

Electronic Design Automation - 0.1%
Comtech Group*                                    95               2
Magma Design Automation*                          90               1
Synplicity*                                      322               2
                                                        -------------

Total Electronic Design Automation                                 5
_____________________________________________________________________

Electronic Forms - 0.2%
Adobe Systems*                                   275              12
                                                        _____________

Total Electronic Forms                                            12
---------------------------------------------------------------------

Electronic Measuring Instruments - 0.3%
Agilent Technologies*                            300              11
Itron*                                            38               4
                                                        _____________

Total Electronic Measuring Instruments                            15
---------------------------------------------------------------------

Electronic Parts Distribution - 0.1%
Arrow Electronics*                               200               8
                                                        _____________

Total Electronic Parts Distribution                                8
---------------------------------------------------------------------

Electronic Security Devices - 0.0%
ICX Technologies*                                 55               1
Taser International*                              80               1
                                                        _____________

Total Electronic Security Devices                                  2
_____________________________________________________________________

Electronics-Military - 0.1%
L-3 Communications Holdings                       41               4
                                                        -------------

Total Electronics-Military                                         4
_____________________________________________________________________

E-Marketing/Info - 0.0%
Constant Contact*                                 37               1
                                                        -------------

Total E-Marketing/Info                                             1
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Energy-Alternate Sources - 0.4%
Comverge*                                         20    $          1
Covanta Holding*                                 100               3
Sunpower, Cl A*                                  145              19
                                                        _____________

Total Energy-Alternate Sources                                    23
_____________________________________________________________________

Engineering/R&D Services - 0.6%
Fluor                                             45               7
Jacobs Engineering Group*                         64               6
McDermott International*                         280              17
URS*                                              29               2
                                                        _____________

Total Engineering/R&D Services                                    32
---------------------------------------------------------------------

Engines-Internal Combustion - 0.4%
Cummins                                          185              24
                                                        _____________

Total Engines-Internal Combustion                                 24
_____________________________________________________________________

Enterprise Software/Services - 0.7%
BMC Software*                                    350              12
Novell*                                          160               1
Oracle*                                          605              14
PROS Holdings*                                    42               1
Sybase*                                          350               9
Taleo, Cl A*                                       7               -
Ultimate Software Group*                          35               1
                                                        _____________

Total Enterprise Software/Services                                38
_____________________________________________________________________

Entertainment Software - 0.1%
Activision*                                      105               3
Take-Two Interactive Software*                    70               1
                                                        _____________

Total Entertainment Software                                       4
_____________________________________________________________________

E-Services/Consulting - 0.0%
GSI Commerce*                                     70               1
Perficient*                                       87               1
                                                        -------------

Total E-Services/Consulting                                        2
_____________________________________________________________________

Fiduciary Banks - 0.4%
Bank of New York Mellon                          358              18
Northern Trust                                    50               4
State Street                                      21               2
                                                        -------------

Total Fiduciary Banks                                             24
---------------------------------------------------------------------

Filtration/Separation Products - 0.1%
Pall                                             100               4
                                                        -------------

Total Filtration/Separation Products                               4
---------------------------------------------------------------------

Finance-Consumer Loans - 0.1%
First Marblehead                                  25               -
SLM                                              289               6
                                                        -------------

Total Finance-Consumer Loans                                       6
---------------------------------------------------------------------

Finance-Credit Card - 0.1%
American Express                                 116               6
                                                        -------------

Total Finance-Credit Card                                          6
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 0.7%
Bear Stearns                                      50    $          4
Charles Schwab                                   264               7
Citigroup                                        197               6
Cowen*                                           182               2
Greenhill                                          5               -
Interactive Brokers Group, CI A*                  58               2
JPMorgan Chase                                   321              14
Morgan Stanley                                    60               3
Piper Jaffray*                                    10               -
Thomas Weisel Partners Group*                     50               1
TradeStation Group*                               60               1
                                                        -------------

Total Finance-Investment Banker/Broker                            40
---------------------------------------------------------------------

Finance-Other Services - 0.3%
Asset Acceptance Capital                         141               1
CME Group                                          5               3
eSpeed, Cl A*                                     80               1
FCStone Group*                                    30               1
GFI Group*                                        10               1
IntercontinentalExchange*                         30               6
MF Global*                                        26               1
NASDAQ Stock Market*                              75               4
                                                        -------------

Total Finance-Other Services                                      18
---------------------------------------------------------------------

Food-Dairy Products - 0.1%
Dean Foods                                        19               -
Wimm-Bill-Dann Foods ADR                          37               5
                                                        _____________

Total Food-Dairy Products                                          5
_____________________________________________________________________

Food-Meat Products - 0.1%
Tyson Foods, Cl A                                218               3
                                                        -------------

Total Food-Meat Products                                           3
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 0.2%
Kraft Foods, Cl A                                131               4
Sara Lee                                         500               8
                                                        _____________

Total Food-Miscellaneous/Diversified                              12
---------------------------------------------------------------------

Food-Retail - 0.1%
X5 Retail Group GDR*                              75               3
                                                        -------------

Total Food-Retail                                                  3
_____________________________________________________________________

Food-Wholesale/Distribution - 0.0%
United Natural Foods*                             11               -
                                                        -------------

Total Food-Wholesale/Distribution                                  -
_____________________________________________________________________

Forestry - 0.2%
Plum Creek Timber                                200               9
                                                        -------------

Total Forestry                                                     9
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Gambling (Non-Hotel) - 0.0%
Pinnacle Entertainment*                           57    $          1
                                                        _____________

Total Gambling (Non-Hotel)                                         1
_____________________________________________________________________

Gas-Distribution - 0.1%
Southwest Gas                                     40               1
UGI                                               60               2
WGL Holdings                                      28               1
                                                        _____________

Total Gas-Distribution                                             4
_____________________________________________________________________

Hazardous Waste Disposal - 0.1%
Stericycle*                                       83               5
                                                        _____________

Total Hazardous Waste Disposal                                     5
_____________________________________________________________________

Health Care Cost Containment - 0.1%
McKesson                                         117               8
                                                        _____________

Total Health Care Cost Containment                                 8
_____________________________________________________________________

Hospital Beds/Equipment - 0.1%
Kinetic Concepts*                                100               5
                                                        _____________

Total Hospital Beds/Equipment                                      5
---------------------------------------------------------------------

Hotels & Motels - 0.1%
Marriott International, Cl A                      20               1
Morgans Hotel Group*                              60               1
Wyndham Worldwide                                 32               1
                                                        -------------

Total Hotels & Motels                                              3
---------------------------------------------------------------------

Human Resources - 0.5%
Cross Country Healthcare*                         80               1
Hewitt Associates, Cl A*                         407              16
Hudson Highland Group*                           157               1
Manpower                                         100               6
Monster Worldwide*                                50               2
                                                        -------------

Total Human Resources                                             26
_____________________________________________________________________

Independent Power Producer - 0.0%
Mirant*                                           26               1
Reliant Energy*                                   16               -
                                                        -------------

Total Independent Power Producer                                   1
---------------------------------------------------------------------

Industrial Automation/Robot - 0.2%
Cognex                                            38               1
iRobot*                                           60               1
Rockwell Automation                              100               7
                                                        _____________

Total Industrial Automation/Robot                                  9
_____________________________________________________________________

Industrial Gases - 0.5%
Praxair                                          278              25
                                                        -------------

Total Industrial Gases                                            25
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
BALANCED PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Instruments-Scientific - 0.2%
PerkinElmer                                      350    $          9
                                                        -------------

Total Instruments-Scientific                                       9
---------------------------------------------------------------------

Insurance Brokers - 0.1%
AON                                               48               2
eHealth*                                          55               2
                                                        -------------

Total Insurance Brokers                                            4
---------------------------------------------------------------------

Internet Application Software - 0.1%
CryptoLogic                                       80               1
Cybersource*                                     113               2
DealerTrack Holdings*                             70               2
Vocus*                                            13               -
                                                        -------------

Total Internet Application Software                                5
---------------------------------------------------------------------

Internet Content-Information/News - 0.1%
Baidu.com ADR*                                    10               4
                                                        -------------

Total Internet Content-Information/News                            4
_____________________________________________________________________

Internet Incubators - 0.0%
Internet Capital Group*                           90               1
                                                        -------------

Total Internet Incubators                                          1
_____________________________________________________________________

Internet Security - 0.1%
Symantec*                                        240               4
                                                        -------------

Total Internet Security                                            4
_____________________________________________________________________

Investment Companies - 0.0%
KKR Financial Holdings                            29               -
MCG Capital                                       30               -
Pennant Park Investment                           20               -
                                                        _____________

Total Investment Companies                                         -
---------------------------------------------------------------------

Investment Management/Advisory Services - 0.3%
Affiliated Managers Group*                         5               1
Federated Investors Inc, CI B                     26               1
T Rowe Price Group                               215              13
                                                        -------------

Total Investment Management/Advisory Services                     15
---------------------------------------------------------------------

Lasers-Systems/Components - 0.0%
Electro Scientific Industries*                    62               1
                                                        _____________

Total Lasers-Systems/Components                                    1
_____________________________________________________________________

Lighting Products & Systems - 0.0%
Orion Energy Systems*                             20               -
                                                        _____________

Total Lighting Products & Systems                                  -
_____________________________________________________________________

Life/Health Insurance - 0.2%
China Life Insurance ADR                          18               1
Cigna                                            218              12
                                                        -------------

Total Life/Health Insurance                                       13
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Linen Supply & Related Items - 0.0%
Cintas                                            41    $          1
                                                        -------------

Total Linen Supply & Related Items                                 1
---------------------------------------------------------------------

Machine Tools & Related Products - 0.1%
Kennametal                                       200               8
                                                        _____________

Total Machine Tools & Related Products                             8
_____________________________________________________________________

Machinery-Construction & Mining - 0.1%
Terex*                                           107               7
                                                        _____________

Total Machinery-Construction & Mining                              7
_____________________________________________________________________

Machinery-Farm - 0.3%
Deere                                            170              16
                                                        -------------

Total Machinery-Farm                                              16
_____________________________________________________________________

Machinery-General Industry - 0.2%
Manitowoc                                        115               6
Wabtec                                            90               3
                                                        -------------

Total Machinery-General Industry                                   9
---------------------------------------------------------------------

Machinery-Print Trade - 0.0%
Zebra Technologies, Cl A*                         20               1
                                                        -------------

Total Machinery-Print Trade                                        1
---------------------------------------------------------------------

Marine Services - 0.0%
Aegean Marine Petroleum Network                   20               1
                                                        -------------

Total Marine Services                                              1
_____________________________________________________________________

Medical Imaging Systems - 0.0%
IRIS International*                               44               1
                                                        _____________

Total Medical Imaging Systems                                      1
_____________________________________________________________________

Medical Information Systems - 0.2%
Cerner*                                          235              13
                                                        -------------

Total Medical Information Systems                                 13
---------------------------------------------------------------------

Medical Instruments - 0.5%
Abaxis*                                           21               1
Conceptus*                                       111               2
Intuitive Surgical*                               52              17
Medtronic                                         80               4
Natus Medical*                                   116               2
Trans1*                                           20               -
                                                        _____________

Total Medical Instruments                                         26
---------------------------------------------------------------------

Medical Labs & Testing Services - 0.2%
Covance*                                          34               3
Laboratory Corp of America Holdings*             100               8
MDS*                                              21               -
Quest Diagnostics                                 17               1
                                                        -------------

Total Medical Labs & Testing Services                             12
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical Laser Systems - 0.0%
Cynosure, Cl A*                                   40    $          1
                                                        -------------

Total Medical Laser Systems                                        1
---------------------------------------------------------------------

Medical Products - 0.4%
Baxter International                             127               7
Henry Schein*                                     45               3
Orthofix International*                           30               2
Stryker                                          109               8
Syneron Medical*                                  32               -
Zoll Medical*                                     60               2
                                                        _____________

Total Medical Products                                            22
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 0.3%
Alexion Pharmaceuticals*                          25               2
AMAG Pharmaceuticals *                            21               1
Cambrex                                           94               1
Celgene*                                          60               3
Illumina*                                         25               1
Invitrogen*                                       13               1
Keryx Biopharmaceuticals*                         90               1
Lifecell*                                         60               3
Martek Biosciences*                               32               1
                                                        -------------

Total Medical-Biomedical/Genetic                                  14
---------------------------------------------------------------------

Medical-Drugs - 1.5%
Angiotech Pharmaceuticals*                       251               1
Aspreva Pharmaceuticals*                          52               1
Axcan Pharma*                                     34               1
Bristol-Myers Squibb                             265               7
Forest Laboratories*                              36               1
Indevus Pharmaceuticals*                         120               1
Medicis Pharmaceutical, Cl A                       3               -
Merck                                            396              23
Pfizer                                           701              16
Schering-Plough                                  796              21
Valeant Pharmaceuticals International*            34               -
Wyeth                                            237              10
                                                        _____________

Total Medical-Drugs                                               82
---------------------------------------------------------------------

Medical-Generic Drugs - 0.1%
Barr Pharmaceuticals*                             31               2
Perrigo                                           32               1
                                                        _____________

Total Medical-Generic Drugs                                        3
_____________________________________________________________________

Medical-HMO - 0.4%
Magellan Health Services*                         32               1
UnitedHealth Group                               157               9
WellPoint*                                       133              12
                                                        _____________

Total Medical-HMO                                                 22
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-Hospitals - 0.1%
Universal Health Services, CI B                  125    $          6
                                                        -------------

Total Medical-Hospitals                                            6
---------------------------------------------------------------------

Medical-Outpatient/Home Medical - 0.0%
Lincare Holdings*                                 54               2
                                                        _____________

Total Medical-Outpatient/Home Medical                              2
_____________________________________________________________________

Medical-Wholesale Drug Distributors - 0.3%
AmerisourceBergen                                377              17
Cardinal Health                                   31               2
                                                        -------------

Total Medical-Wholesale Drug Distributors                         19
_____________________________________________________________________

Metal Processors & Fabricators - 0.6%
Commercial Metals                                100               3
Haynes International*                             15               1
Ladish*                                           32               1
Precision Castparts                              160              22
Sterlite Industries ADR*                         139               4
                                                        _____________

Total Metal Processors & Fabricators                              31
_____________________________________________________________________

Metal-Aluminum - 0.2%
Alcoa                                            263              10
                                                        _____________

Total Metal-Aluminum                                              10
_____________________________________________________________________

Metal-Copper - 0.1%
Taseko Mines*                                  1,100               6
                                                        _____________

Total Metal-Copper                                                 6
_____________________________________________________________________

Miscellaneous Manufacturing - 0.0%
Trimas*                                          186               2
                                                        _____________

Total Miscellaneous Manufacturing                                  2
_____________________________________________________________________

Motion Pictures & Services - 0.0%
Macrovision*                                      43               1
                                                        -------------

Total Motion Pictures & Services                                   1
---------------------------------------------------------------------

Multi-Line Insurance - 0.9%
ACE                                                2               -
Allstate                                         106               6
American International Group                     264              15
Assurant                                         100               7
Cincinnati Financial                             100               4
Hartford Financial Services Group                 56               5
Loews                                            135               7
XL Capital, Cl A                                  58               3
                                                        -------------

Total Multi-Line Insurance                                        47
---------------------------------------------------------------------

Multimedia - 0.0%
EW Scripps, CI A                                  12               1
Gemstar-TV Guide International*                  248               1
                                                        -------------

Total Multimedia                                                   2
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
BALANCED PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Networking Products - 0.6%
Atheros Communications*                           15    $          -
Cisco Systems*                                 1,000              27
Extreme Networks*                                285               1
Foundry Networks*                                105               2
Juniper Networks*                                100               3
Polycom*                                          35               1
Switch & Data Facilities*                         48               1
                                                        _____________

Total Networking Products                                         35
_____________________________________________________________________

Non-Hazardous Waste Disposal - 0.2%
Allied Waste Industries*                         132               1
Republic Services                                100               3
Waste Management                                 205               7
                                                        _____________

Total Non-Hazardous Waste Disposal                                11
_____________________________________________________________________

Office Automation & Equipment - 0.1%
Pitney Bowes                                     122               5
                                                        _____________

Total Office Automation & Equipment                                5
---------------------------------------------------------------------

Oil & Gas Drilling - 0.1%
Diamond Offshore Drilling                         30               4
Rowan                                             27               1
                                                        _____________

Total Oil & Gas Drilling                                           5
_____________________________________________________________________

Oil Companies-Exploration & Production - 1.4%
Arena Resources*                                  40               2
ATP Oil & Gas*                                    30               2
CNOOC ADR                                         57              10
Denbury Resources*                                90               3
EnCana                                            90               6
Harvest Natural Resources*                       158               2
Newfield Exploration*                            100               5
NovaTek GDR                                       90               7
Occidental Petroleum                             195              15
Parallel Petroleum*                               70               1
Southwestern Energy*                             305              17
Stone Energy*                                     47               2
Ultra Petroleum*                                  40               3
                                                        -------------

Total Oil Companies-Exploration & Production                      75
---------------------------------------------------------------------

Oil Companies-Integrated - 1.5%
Chevron                                           39               4
ConocoPhillips                                   132              12
Exxon Mobil                                      361              34
Hess                                             100              10
Marathon Oil*                                     92               6
Murphy Oil                                        25               2
Petroleo Brasileiro ADR                          120              14
                                                        _____________

Total Oil Companies-Integrated                                    82
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 0.3%
Dresser-Rand Group*                               50    $          2
FMC Technologies*                                 40               2
Grant Prideco*                                    55               3
National Oilwell Varco*                          100               7
T-3 Energy Services*                              45               2
                                                        _____________

Total Oil Field Machinery & Equipment                             16
---------------------------------------------------------------------

Oil Refining & Marketing - 0.5%
Reliance Industries GDR, 144A                     20               3
Tesoro                                           200              10
Valero Energy                                    220              15
                                                        _____________

Total Oil Refining & Marketing                                    28
---------------------------------------------------------------------

Oil-Field Services - 0.6%
Exterran Holdings*                                21               2
Halliburton                                       50               2
Helix Energy Solutions Group*                     82               3
Key Energy Services*                             144               2
Schlumberger                                     255              25
                                                        _____________

Total Oil-Field Services                                          34
_____________________________________________________________________

Paper & Related Products - 0.2%
Abitibibowater                                    38               1
Domtar*                                          500               4
Neenah Paper                                      40               1
Schweitzer-Mauduit International                  60               2
Smurfit-Stone Container*                         104               1
                                                        _____________

Total Paper & Related Products                                     9
_____________________________________________________________________

Pharmacy Services - 0.1%
Medco Health Solutions*                           76               8
                                                        _____________

Total Pharmacy Services                                            8
_____________________________________________________________________

Physical Practice Management - 0.1%
Pediatrix Medical Group*                          50               3
                                                        -------------

Total Physical Practice Management                                 3
---------------------------------------------------------------------

Physical Therapy/Rehabilitation Centers - 0.1%
Psychiatric Solutions*                            94               3
                                                        _____________

Total Physical Therapy/Rehabilitation Centers                      3
_____________________________________________________________________

Pipelines - 0.7%
El Paso                                          610              11
Oneok                                            300              13
Questar                                          100               5
Spectra Energy                                   209               5
Williams                                         118               4
                                                        -------------

Total Pipelines                                                   38
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Platinum - 0.1%
Stillwater Mining*                               270    $          3
                                                        _____________

Total Platinum                                                     3
_____________________________________________________________________

Power Conversion/Supply Equipment - 0.0%
Delta Electronics GDR                            120               2
                                                        _____________

Total Power Conversion/Supply Equipment                            2
_____________________________________________________________________

Printing-Commercial - 0.3%
RR Donnelley & Sons                              240               9
Valassis Communications*                         295               3
VistaPrint*                                       40               2
                                                        _____________

Total Printing-Commercial                                         14
---------------------------------------------------------------------

Property/Casualty Insurance - 0.6%
Arch Capital Group*                              100               7
Progressive                                       40               1
Safeco                                           150               8
Travelers                                        150               8
WR Berkley                                       200               6
                                                        _____________

Total Property/Casualty Insurance                                 30
_____________________________________________________________________

Publishing-Books - 0.0%
Scholastic*                                       10               -
                                                        _____________

Total Publishing-Books                                             -
---------------------------------------------------------------------

Publishing-Newspapers - 0.1%
Dolan Media*                                      50               1
Gannett                                           64               2
New York Times, Cl A                              59               1
                                                        _____________

Total Publishing-Newspapers                                        4
_____________________________________________________________________

Publishing-Periodicals - 0.0%
Playboy Enterprises, Cl B*                       126               1
                                                        -------------

Total Publishing-Periodicals                                       1
_____________________________________________________________________

Racetracks - 0.0%
International Speedway, Cl A                      35               1
                                                        -------------

Total Racetracks                                                   1
---------------------------------------------------------------------

Radio - 0.0%
Radio One, Cl D*                                 238               1
                                                        _____________

Total Radio                                                        1
_____________________________________________________________________

Real Estate Operation/Development - 0.0%
Brookfield Properties                             34               1
                                                        -------------

Total Real Estate Operation/Development                            1
---------------------------------------------------------------------

Recreational Centers - 0.0%
Life Time Fitness*                                40               2
                                                        -------------

Total Recreational Centers                                         2
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Reinsurance - 1.0%
Allied World Assurance Holdings                   21    $          1
Aspen Insurance Holdings                         160               5
Berkshire Hathaway, Cl B*                          1               5
Endurance Specialty Holdings                      25               1
Everest Re Group                                  18               2
Montpelier Re Holdings                           240               4
PartnerRe                                        200              17
RenaissanceRe Holdings                           250              15
Validus Holdings*                                 92               2
                                                        -------------

Total Reinsurance                                                 52
---------------------------------------------------------------------

REITs-Apartments - 0.1%
AvalonBay Communities                             23               2
BRE Properties                                     7               -
Camden Property Trust                             24               1
Equity Residential                                31               1
Essex Property Trust                               7               1
                                                        -------------

Total REITs-Apartments                                             5
_____________________________________________________________________

REITs-Diversified - 0.1%
CapitalSource                                     45               1
Digital Realty Trust                              26               1
Vornado Realty Trust                              33               3
                                                        -------------

Total REITs-Diversified                                            5
---------------------------------------------------------------------

REITs-Health Care - 0.1%
Health Care                                       24               1
Nationwide Health Properties                      46               1
Ventas                                            37               2
                                                        -------------

Total REITs-Health Care                                            4
_____________________________________________________________________

REITs-Hotels - 0.1%
DiamondRock Hospitality                           42               1
FelCor Lodging Trust                             110               2
Host Hotels & Resorts                            119               2
LaSalle Hotel Properties                          11               -
                                                        -------------

Total REITs-Hotels                                                 5
---------------------------------------------------------------------

REITs-Mortgage - 0.1%
Annaly Capital Management                         61               1
Chimera Investment                                50               1
MFA Mortgage Investments                         198               2
                                                        _____________

Total REITs-Mortgage                                               4
_____________________________________________________________________

REITs-Office Property - 0.3%
BioMed Realty Trust                               40               1
Boston Properties                                126              12
Corporate Office Properties                        4               -
Highwoods Properties                              31               1
Kilroy Realty                                     22               1
SL Green Realty                                   21               2
                                                        -------------

Total REITs-Office Property                                       17
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
BALANCED PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

REITs-Regional Malls - 0.1%
General Growth Properties                         50    $          2
Macerich                                          13               1
Simon Property Group                              49               4
Taubman Centers                                   24               1
                                                        -------------

Total REITs-Regional Malls                                         8
_____________________________________________________________________

REITs-Shopping Centers - 0.1%
Acadia Realty Trust                               23               1
Federal Realty Investment                         17               1
Kimco Realty                                      38               1
Kite Realty Group Trust                           31               -
Regency Centers                                   26               2
                                                        _____________

Total REITs-Shopping Centers                                       5
_____________________________________________________________________

REITs-Storage - 0.0%
Public Storage                                    32               2
                                                        _____________

Total REITs-Storage                                                2
---------------------------------------------------------------------

REITs-Warehouse/Industrial - 0.1%
AMB Property                                      33               2
EastGroup Properties                              11               -
Prologis                                          36               2
                                                        -------------

Total REITs-Warehouse/Industrial                                   4
---------------------------------------------------------------------

Rental Auto/Equipment - 0.0%
H&E Equipment Services*                          102               2
                                                        -------------

Total Rental Auto/Equipment                                        2
---------------------------------------------------------------------

Retail-Apparel/Shoe - 0.2%
Footstar                                         146               1
Gymboree*                                         30               1
Kenneth Cole Products, Cl A                       32               1
Limited Brands                                    50               1
Men's Wearhouse                                  150               4
Syms                                              94               1
                                                        _____________

Total Retail-Apparel/Shoe                                          9
_____________________________________________________________________

Retail-Automobile - 0.0%
AutoNation*                                       30               -
Group 1 Automotive                                52               1
                                                        -------------

Total Retail-Automobile                                            1
_____________________________________________________________________

Retail-Building Products - 0.0%
Home Depot                                        90               2
                                                        -------------

Total Retail-Building Products                                     2
_____________________________________________________________________

Retail-Computer Equipment - 0.2%
GameStop, Cl A*                                  140               9
                                                        _____________

Total Retail-Computer Equipment                                    9
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Retail-Consumer Electronics - 0.0%
Best Buy                                          35    $          2
                                                        _____________

Total Retail-Consumer Electronics                                  2
---------------------------------------------------------------------

Retail-Discount - 0.0%
Big Lots*                                         73               1
                                                        -------------

Total Retail-Discount                                              1
_____________________________________________________________________

Retail-Drug Store - 0.4%
CVS Caremark                                     363              14
Walgreen                                         165               6
                                                        -------------

Total Retail-Drug Store                                           20
---------------------------------------------------------------------

Retail-Office Supplies - 0.0%
Office Max                                        21               -
Office Depot*                                     90               1
                                                        _____________

Total Retail-Office Supplies                                       1
_____________________________________________________________________

Retail-Pet Food & Supplies - 0.0%
PetSmart                                          54               1
                                                        -------------

Total Retail-Pet Food & Supplies                                   1
---------------------------------------------------------------------

Retail-Propane Distributors - 0.1%
Star Gas Partners LP*                            828               3
                                                        -------------

Total Retail-Propane Distributors                                  3
---------------------------------------------------------------------

Retail-Restaurants - 0.1%
BJ's Restaurants*                                 36               1
Burger King Holdings                             151               4
Cheesecake Factory                                17               -
Chipotle Mexican Grill, Cl B*                     10               1
                                                        _____________

Total Retail-Restaurants                                           6
---------------------------------------------------------------------

Retail-Sporting Goods - 0.0%
Dick's Sporting Goods*                            80               2
                                                        _____________

Total Retail-Sporting Goods                                        2
---------------------------------------------------------------------

Retail-Video Rental - 0.0%
Blockbuster, Cl A*                               140               1
                                                        -------------

Total Retail-Video Rental                                          1
---------------------------------------------------------------------

S&L/Thrifts-Eastern US - 0.0%
Brookline Bancorp                                124               1
New York Community Bancorp                        65               1
                                                        _____________

Total S&L/Thrifts-Eastern US                                       2
---------------------------------------------------------------------

S&L/Thrifts-Western US - 0.1%
Washington Federal                               200               4
Washington Mutual                                135               2
                                                        -------------

Total S&L/Thrifts-Western US                                       6
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Schools - 0.2%
America Public Education*                         11    $          -
Capella Education*                                30               2
ITT Educational Services*                         30               3
Learning Tree International*                      34               1
New Oriental Education &
     Technology Group ADR*                        20               2
Strayer Education                                 13               2
                                                        -------------

Total Schools                                                     10
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.6%
Anadigics*                                        60               1
Cypress Semiconductor*                            22               1
Emulex*                                          115               2
Maxim Integrated Products                        978              26
Powertech Technology GDR                         300               2
Taiwan Semiconductor
     Manufacturing ADR                           250               2
                                                        -------------

Total Semiconductor Components-Integrated Circuits                34
---------------------------------------------------------------------

Semiconductor Equipment - 0.2%
Applied Materials                                144               3
Brooks Automation*                                72               1
Entegris*                                        160               1
Novellus Systems*                                 21               1
Tessera Technologies*                             21               1
Ultratech*                                        32               -
Varian Semiconductor Equipment
   Associates*                                    96               4
                                                        -------------

Total Semiconductor Equipment                                     11
_____________________________________________________________________

Software Tools - 0.1%
VMware, Cl A*                                     30               3
                                                        -------------

Total Software Tools                                               3
---------------------------------------------------------------------

Specified Purpose Acquisition - 0.0%
Marathon Acquisition                              30               -
                                                        -------------

Total Specified Purpose Acquisition                                -
---------------------------------------------------------------------

Steel Pipe & Tube - 0.1%
Mueller Water Products, Cl A                      32               -
TMK GDR                                          100               4
Valmont Industries                                40               4
                                                        -------------

Total Steel Pipe & Tube                                            8
_____________________________________________________________________

Steel-Producers - 0.2%
POSCO ADR                                         35               5
Severstal GDR                                    200               5
                                                        -------------

Total Steel-Producers                                             10
_____________________________________________________________________

Steel-Specialty - 0.2%
Allegheny Technologies                           148              13
                                                        -------------

Total Steel-Specialty                                             13
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Super-Regional Banks-US - 0.4%
Bank of America                                  196    $          8
Capital One Financial                            139               7
Wells Fargo                                      172               5
                                                        _____________

Total Super-Regional Banks-US                                     20
_____________________________________________________________________

Telecommunications Equipment - 0.1%
Harris Corp                                      100               6
Plantronics                                       42               1
Tollgrade Communications*                         56               -
                                                        _____________

Total Telecommunications Equipment                                 7
_____________________________________________________________________

Telecommunications Equipment-Fiber Optics - 0.0%
JDS Uniphase*                                    109               1
                                                        _____________

Total Telecommunications Equipment-Fiber Optics                    1
_____________________________________________________________________

Telecommunications Services - 0.4%
Amdocs*                                           24               1
Cbeyond*                                          16               1
Embarq                                           300              15
Orbcomm*                                          85               1
RCN*                                              32               -
Time Warner Telecom, Cl A*                       137               3
                                                        _____________

Total Telecommunications Services                                 21
---------------------------------------------------------------------

Telephone-Integrated - 0.6%
AT&T                                             514              21
IDT, Cl B                                         16               -
Verizon Communications                           260              11
                                                        _____________

Total Telephone-Integrated                                        32
_____________________________________________________________________

Television - 0.0%
Sinclair Broadcast Group, Cl A                    62               1
                                                        _____________

Total Television                                                   1
_____________________________________________________________________

Textile-Home Furnishings - 0.1%
Mohawk Industries*                                50               4
                                                        _____________

Total Textile-Home Furnishings                                     4
---------------------------------------------------------------------

Theaters - 0.0%
National CineMedia                                56               1
                                                        -------------

Total Theaters                                                     1
_____________________________________________________________________

Therapeutics - 0.5%
Gilead Sciences*                                 450              21
Medicines*                                       111               2
Theravance*                                       50               1
Warner Chilcott, Cl A*                            51               1
                                                        _____________

Total Therapeutics                                                25
_____________________________________________________________________

OLD MUTUAL VA ASSET ALLOCATION
BALANCED PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Tobacco - 0.7%
Altria Group                                     217    $         16
Imperial Tobacco Group ADR                       133              14
UST                                              107               6
                                                        _____________

Total Tobacco                                                     36
_____________________________________________________________________

Tools-Hand Held - 0.1%
Snap-On                                            8               -
Stanley Works                                    126               6
                                                        -------------

Total Tools-Hand Held                                              6
---------------------------------------------------------------------

Transactional Software - 0.0%
Innerworkings*                                   120               2
                                                        -------------

Total Transactional Software                                       2
---------------------------------------------------------------------

Transport-Equipment & Leasing - 0.1%
Aircastle                                         62               2
GATX                                              20               1
Genesis Lease ADR                                 87               2
Greenbrier                                        10               -
                                                        -------------

Total Transport-Equipment & Leasing                                5
---------------------------------------------------------------------

Transport-Marine - 0.2%
Overseas Shipholding Group                       150              11
                                                        -------------

Total Transport-Marine                                            11
---------------------------------------------------------------------

Transport-Rail - 0.4%
Burlington Northern Santa Fe                      72               6
Canadian Pacific Railway                         100               6
CSX                                              100               4
Union Pacific                                     35               4
                                                        _____________

Total Transport-Rail                                              20
_____________________________________________________________________

Transport-Services - 0.1%
Expeditors International Washington               50               2
FedEx                                             15               1
                                                        _____________

Total Transport-Services                                           3
_____________________________________________________________________

Veterinary Diagnostics - 0.0%
VCA Antech*                                       45               2
                                                        _____________

Total Veterinary Diagnostics                                       2
_____________________________________________________________________

Web Hosting/Design - 0.1%
Equinix*                                          51               5
                                                        _____________

Total Web Hosting/Design                                           5
---------------------------------------------------------------------

Web Portals/ISP - 0.6%
Google, Cl A*                                     42              29
Sina*                                             50               2
                                                        -------------

Total Web Portals/ISP                                             31
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Wireless Equipment - 0.3%
American Tower, Cl A*                             42    $          2
Aruba Networks*                                   84               1
InterDigital*                                     50               1
Motorola                                         134               2
Nokia ADR                                        177               7
RF Micro Devices*                                516               3
SBA Communications, Cl A*                         20               1
                                                        -------------

Total Wireless Equipment                                          17
_____________________________________________________________________

Wound, Burn & Skin Care - 0.0%
Obagi Medical Products*                           75               1
                                                        -------------

Total Wound, Burn & Skin Care                                      1
                                                        _____________

Total Common Stock (Cost $2,275)                               2,490
_____________________________________________________________________

Foreign Common Stock - 13.7%
Australia - 1.2%
BHP Billiton                                     901              32
Leighton Holdings                                506              27
Qantas Airways                                 1,974               9
Tatts Group                                       90               -
                                                        -------------

Total Australia                                                   68
---------------------------------------------------------------------

Austria - 0.1%
OMV                                               43               3
                                                        -------------

Total Austria                                                      3
---------------------------------------------------------------------

Brazil - 0.1%
Banco do Brasil                                  200               3
Porto Seguro                                     100               4
                                                        _____________

Total Brazil                                                       7
---------------------------------------------------------------------

Canada - 0.3%
Manulife Financial                               200               8
Methanex                                         200               6
                                                        _____________

Total Canada                                                      14
---------------------------------------------------------------------

China - 0.2%
Harbin Power Equipment, Cl H                   2,000               6
Industrial & Commercial
     Bank of China, Cl H                       7,000               5
Jiangsu Express, Cl H                          2,000               2
                                                        -------------

Total China                                                       13
---------------------------------------------------------------------

Denmark - 0.6%
Danske Bank                                      400              16
Norden                                           158              18
                                                        _____________

Total Denmark                                                     34
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

France - 0.7%
BNP Paribas                                      204    $         22
Camaieu                                           40              16
                                                        -------------

Total France                                                      38
---------------------------------------------------------------------

Germany - 0.8%
Allianz SE                                        74              16
Deutsche Bank                                     81              11
ThyssenKrupp                                     328              19
                                                        -------------

Total Germany                                                     46
_____________________________________________________________________

Hong Kong - 0.2%
China Infrastructure Machinery                 1,000               2
China Mobile                                     500               9
                                                        -------------

Total Hong Kong                                                   11
_____________________________________________________________________

Indonesia - 0.1%
Astra International                            1,500               4
Bank Rakyat Indonesia                          5,000               4
                                                        -------------

Total Indonesia                                                    8
_____________________________________________________________________

Italy - 0.6%
Fiat                                             834              22
Indesit                                          671              10
                                                        -------------

Total Italy                                                       32
---------------------------------------------------------------------

Japan - 2.8%
Daiichikosho                                     700               8
Kohnan Shoji                                     700              12
Leopalace21                                      100               3
Makita                                           200               8
Nikon                                          1,000              34
Nippon Mining Holdings                         1,500              10
Nippon Oil                                     2,000              16
Nippon Steel                                   3,000              18
Nippon Telegraph & Telephone                       3              15
Nisshin Steel                                  1,000               3
Sumitomo Pipe & Tube                           1,000               7
Toyota Motor                                     300              16
                                                        -------------

Total Japan                                                      150
---------------------------------------------------------------------

Malaysia - 0.1%
WCT Engineering                                1,700               4
                                                        -------------

Total Malaysia                                                     4
---------------------------------------------------------------------

Netherlands - 1.1%
ING Groep                                        547              21
Royal Dutch Shell, Cl A                          864              37
                                                        -------------

Total Netherlands                                                 58
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

New Zealand - 0.1%
Telecom Corp of New Zealand                    1,753    $          6
                                                        _____________

Total New Zealand                                                  6
_____________________________________________________________________

Philippines - 0.1%
Ayala                                            500               7
                                                        _____________

Total Philippines                                                  7
---------------------------------------------------------------------

Russia - 0.2%
Gazprom OAO ADR                                   95               5
Sberbank                                       1,200               5
                                                        _____________

Total Russia                                                      10
---------------------------------------------------------------------

Singapore - 0.5%
Jardine Cycle & Carriage                       1,000              15
Swiber Holdings*                               5,000              12
                                                        _____________

Total Singapore                                                   27
---------------------------------------------------------------------

South Africa - 0.3%
Anglo Platinum                                    19               3
MTN Group                                        280               5
Naspers, Cl N                                     90               2
Standard Bank Group                              150               2
Truworths International                          500               2
                                                        -------------

Total South Africa                                                14
---------------------------------------------------------------------

Spain - 0.9%
Banco Bilbao Vizcaya                             884              22
Banco Santander                                1,258              27
                                                        _____________

Total Spain                                                       49
_____________________________________________________________________

Sweden - 0.7%
Beijer Alma                                      800               9
Skandinaviska Enskilda Banken, Cl A              600              15
Svenska Handelsbanken, Cl A                      400              13
                                                        _____________

Total Sweden                                                      37
_____________________________________________________________________

Switzerland - 0.4%
Zurich Financial Services                         74              22
                                                        _____________

Total Switzerland                                                 22
_____________________________________________________________________

Thailand - 0.1%
CP ALL                                         7,000               2
Kasikornbank                                   1,700               4
                                                        _____________

Total Thailand                                                     6
_____________________________________________________________________

Turkey - 0.1%
Asya Katilim Bankasi*                            300               3
BIM Birlesik Magazalar                            35               3
                                                        -------------

Total Turkey                                                       6
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
BALANCED PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
                                           Shares/
                                         Face Amount
Description                                 (000)       Value (000)
---------------------------------------------------------------------

United Kingdom - 1.4%
AstraZeneca                                      399    $         17
Aveva Group                                       94               2
BHP Billiton                                      40               1
BT Group                                       3,415              19
Chaucer Holdings                                 101               -
Eurocastle Investment                              6               -
Game Group                                     1,432               7
Petrofac                                         124               1
Reckitt Benckeiser Group                         388              23
Royal Bank of Scotland Group                   1,062               9
                                                        _____________

Total United Kingdom                                              79
                                                        -------------

Total Foreign Common Stock (Cost $703)                           749
---------------------------------------------------------------------

Warrants - 0.4%
Bharti Airtel 144A
     expires 10/28/08*                           220               6
Foxconn Technology 144A
     expires 08/22/08*                           215               2
Grasim Industries 144A
     expires 05/22/09*                            30               3
IVRCL Infrastructures & Projects 144A
     expires 11/17/08*                           195               3
Maruti Suzuki India 144A
     expires 09/03/12*                           125               3
Nicholas Piramal India 144A
     expires 10/26/09*                           400               4
                                                        _____________

Total Warrants (Cost $19)                                         21
_____________________________________________________________________

Asset-Backed Securities - 0.2%
Chase Issuance Trust
     Ser 2007-A15, Cl A
     4.960%, 09/17/12                    $        10              10
                                                        _____________

Total Asset-Backed Securities (Cost $10)                          10
_____________________________________________________________________

U.S. Treasury Obligations - 10.5%
U.S. Treasury Bonds
     4.750%, 02/15/37                             15              16
     4.250%, 11/15/17                              5               5
U.S. Treasury Notes
     4.875%, 08/15/09                             65              67
     4.875%, 07/31/11                            195             206
     4.750%, 05/15/14                             95             101
     4.750%, 08/15/17                             25              27
     4.625%, 11/15/09                            135             139
     4.125%, 08/31/12                             10              10
                                                        _____________

Total U.S. Treasury Obligations (Cost $548)                      571
---------------------------------------------------------------------



---------------------------------------------------------------------

                                         Face Amount
Description                                 (000)       Value (000)
---------------------------------------------------------------------

U.S. Government Agency Obligations - 9.6%
Federal National Mortgage Association
     6.000%, 01/01/37                    $       123   $         125
     5.500%, 01/01/37                            265             265
     5.000%, 05/01/37                            138             135
                                                        _____________

Total U.S. Government Agency Obligations
     (Cost $520)                                                 525
_____________________________________________________________________

Foreign Bond - 5.1%
Deutschland Republic, Ser 3 (EUR)
     4.500%, 01/04/13                            186             277
                                                        -------------

Total Foreign Bond (Cost $248)                                   277
---------------------------------------------------------------------

Corporate Bonds - 8.2%
Abbott Laboratories
     5.150%, 11/30/12                    $         5               5
Alliance One International
     11.000%, 05/15/12                             5               5
Allied Waste North America
     5.75%, 02/15/11                               6               6
Apache
     5.25%, 04/15/13                              15              15
Aramark Services (A)
     8.411%, 02/01/15                              4               4
Astrazeneca
     5.400%, 09/15/12                             20              21
Bank One
     5.900%, 11/15/11                             40              41
Belden
     7.000%, 03/15/17                              3               3
Canadian Natural Resources
     6.700%, 07/15/11                              5               5
Cascades
     7.250%, 02/15/13                              8               8
Citigroup
     6.125%, 11/21/17                              5               5
Coleman Cable
     9.875%, 10/1/12                               5               5
Comcast
     5.300%, 01/15/14                             40              39
Connacher Oil and Gas 144A
     10.250%, 12/15/15                             5               5
Covidien International Finance SA 144A
     5.450%, 10/15/12                              5               5
D.R. Horton
     7.875%, 08/15/11                              2               2
Denbury Resources
     7.500%, 12/15/15                              5               5
EchoStar DBS
     6.625%, 10/01/14                              8               8
ERP Operating
     5.125%, 03/15/16                             45              42
Ford Motor Credit
     7.375%, 10/28/09                              8               8
---------------------------------------------------------------------

---------------------------------------------------------------------
                                         Face Amount
Description                                 (000)       Value (000)
---------------------------------------------------------------------

Corporate Bonds - continued
General Mills
     5.650%, 09/10/12                    $        10    $         10
GMAC
     7.000%, 02/01/12                              8               7
Ikon Office Solutions
     9.930%, 01/01/12 144A (A)                     2               2
     7.750%, 09/15/15                              5               5
Kansas City Southern
     9.500%, 10/01/08                              4               4
KB Home
     7.750%, 02/01/10                              5               5
Landry's Restaurants
     9.500%, 12/15/14                              7               7
Lehman Brothers Holdings
     6.200%, 09/26/14                              5               5
Marathon Oil
     6.600%, 10/01/37                              5               5
MasTec
     7.625%, 02/01/17                              4               4
PepsiCo
     5.150%, 05/15/12                              5               5
PSEG Power
     7.750%, 04/15/11                             40              44
Pulte Homes
     7.875%, 08/01/11                              6               6
Qwest
     8.875%, 03/15/12                              8               9
Residential Capital 144A (A)
     8.544%, 04/17/09                              7               3
SBC Communications
     5.100%, 09/15/14                             40              40
Starbucks
     6.250%, 08/15/17                             10              10
Stater Brothers Holdings
     7.750%, 04/15/15                              7               7
Swift Transportation 144A
     12.500%, 05/15/17                             1               1
     12.620%, 05/15/15                             3               2
Tesoro
     6.500%, 06/01/17                              6               6
True Temper Sports
     8.375%, 09/15/11                              4               2
Tyco Electronics 144A
     6.550%, 10/01/17                              5               5
Uno Restaurant 144A
     10.000%, 02/15/11                             1               1
Valassis Communication
     8.25%, 03/01/15                               6               5
Weatherford International 144A
     5.95%, 06/15/12                               5               5
Xerox Capital Trust I
     8.00%, 02/01/27                               5               5
                                                        -------------

Total Corporate Bonds (Cost $449)                                447
---------------------------------------------------------------------



----------------------------------------------------------------------

Description                                Shares       Value (000)
----------------------------------------------------------------------

Investment Company - 2.7%
Index Fund-Growth-Small Cap - 0.1%
iShares Russell 2000 Growth Index Fund            30    $          3
iShares Russell 2000 Index Fund                   25               2
                                                        ______________

Total Index Fund-Growth-Small Cap                                  5
______________________________________________________________________

Index Fund-Value Small Cap - 2.6%
iShares S&P Small Cap 600 Value
   Income index                                2,000             140
                                                        ______________

Total Index Fund-Value-Small Cap                                 140
                                                        ______________

Total Investment Company (Cost $157)                             145
______________________________________________________________________

Money Market Fund - 4.2%
Dreyfus Cash Management Fund
   Institutional Class, 4.850% (A)           226,373             226
                                                        ______________

Total Money Market Fund (Cost $226)                              226
______________________________________________________________________

Total Investments - 100.3% (Cost $5,155)                $      5,461
______________________________________________________________________

Other Assets and Liabilities, Net - (0.3%)                       (18)
______________________________________________________________________

Total Net Assets - 100.0%                               $      5,443
______________________________________________________________________



As of December 31, 2007 the Portfolio had the following forward foreign currency contracts outstanding:

                                                                 Unrealized
Settlement          Currency               Currency             Appreciation/
  Date             to Deliver             to Receive           (Depreciation)
----------      ----------------      ------------------      ----------------
 03/11/08        USD   (138,100)       EUR       94,413           $    22
 03/11/08        USD    (88,400)       JPY    9,608,859            (1,702)
 03/11/08        EUR   (182,486)       USD      270,037             3,070
                                                                  -------
                                                                  $ 1,390
                                                                  -------


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL VA ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC

Performance Highlights

o For the one-year period ended December 31, 2007, the Old Mutual VA Asset Allocation Moderate Growth Portfolio's Service Class Shares gained 9.70%, while the S&P 1500 Index returned 5.47% and the Lehman Brothers U.S. Aggregate Index returned 6.97%.

o At the individual stock level, Apple, Leighton Holdings and Monsanto contributed positively to Portfolio performance during the period, while SLM, AstraZeneca and Foxconn Technology (no longer a Portfolio holding) were among the largest detractors.

o At the underlying mandate level, fourteen managers produced positive returns and two produced negative returns.

Q.   How did the Portfolio perform relative to its benchmarks?

A. For the one-year period ended December 31, 2007, the Old Mutual VA Asset Allocation Moderate Growth Portfolio's (the "Portfolio") Service Class Shares gained 9.70%, while the S&P 1500 Index returned 5.47% and the Lehman Brothers U.S. Aggregate Index returned 6.97%. Performance for all share classes can be found on page 38.

Q.   What investment environment did the Portfolio face during the past year?

A. Ibbotson Associates Advisors, LLC ("Ibbotson") notes that 2007 was a year when skillful asset allocation helped reduce volatility and protect against losses experienced by 100% equity funds.

     Results among different asset classes varied widely in 2007. For example, emerging-market stocks and non-U.S. bonds produced strong gains, aided by strong growth in emerging-market countries and by a depreciating U.S. dollar. Large- and mid-cap growth stocks, international developed-market equities and core U.S. bonds had good months and bad months, but overall met the strategic asset allocation consultant's return expectations for the year. Small-cap growth stocks and high-yield bonds underperformed Ibbotson's long-term expectations, as did value stocks and real estate, which underperformed by a wide margin and ended the year with negative returns.

Q.   Which market factors influenced the Portfolio's relative performance?

A. Strong performance in international and emerging market stocks contributed positively to the Portfolio's performance during the period.

     Although large-cap value stocks outperformed large-cap growth stocks every year since 1999 (as measured by the Russell 1000(R) Value Index and the Russell 1000(R) Growth Index, respectively), 2007 reversed that trend. However, the Portfolio maintained a neutral allocation between growth and value throughout the year. Hence, overall the Portfolio was not affected by the discrepancy between growth and value returns during the period.

     Ibbotson's models have long-term allocations to mid- and small-cap U.S. equities, but since August of 2006 Ibbotson tactically underweighted mid- and small-caps and shifted approximately 3% of those allocations into large-cap U.S. equities. Since April of 2005, Ibbotson has maintained an underweight in real estate investment trusts ("REITs"), shifting 2% of that allocation into large-cap U.S. equities. These tilts contributed positively to the Portfolio's performance during 2007.

     The Portfolio's remaining allocations to REITs and small-cap value equities detracted from performance during the annual period.

Q.   How did composition affect Portfolio performance?

A. At the individual stock level, Apple, Leighton Holdings and Monsanto contributed positively to Portfolio performance during the period, while SLM, AstraZeneca and Foxconn Technology (no longer a Portfolio holding) were among the largest detractors. Ibbotson notes that during 2007 major stock contributors tended to be growth stocks while the majority of the largest detractors were value stocks. Computer hardware company Apple posted solid earnings with iPod sales, the reintroduction of the iTV and the iPhone release in June. Shares of Leighton Holdings advanced on news that the builder had won $650 million of contracts in the United Arab
     Emirates through partner Al Habtoor Engineering. Agricultural product provider Monsanto raised guidance as a result of better than expected Roundup pricing, strong corn seed sales in Brazil and Argentina and a lower than anticipated tax rate. The company also announced a cross-licensing agreement with Dow Chemical for "SmartStax", the first-ever eight-gene stack in corn. Student lending company SLM reported losses during the period and the company's stock value declined. AstraZeneca fell after the drugmaker announced a 15% decline in third-quarter profit as its top-selling drugs faced increasing competition from


VA Asset Allocation
Moderate Growth Portfolio
     generic treatments. Electronic component manufacturer Foxconn Technology was hit by concerns over rising labor costs in China and weaker global demand for technology hardware products.

     At the underlying mandate level, fourteen managers produced positive returns and two produced negative returns. Ibbotson creates a customized blended benchmark for each underlying manager based on the firms' style exposures to calculate the relative returns of each manager. The three mandates that outperformed their blended benchmarks by the highest margins were Copper Rock Capital Partners, LLC's small-cap growth strategy, Provident Investment Counsel's large-cap growth mandate and Thompson, Siegel & Walmsley LLC's mid-cap value mandate. Each of these managers exceeded its blended benchmark's return by more than 10%. Thomson Horstmann & Bryant, Inc.'s small-cap value mandate, Barrow, Hanley, Mewhinney & Strauss, Inc.'s ("Barrow Hanley") U.S. core bond strategy and Barrow Hanley's intermediate-term bond mandate underperformed their blended benchmarks by the most significant margin during the period.

Q.   What is the investment outlook?

A. Recent economic news has been full of mixed, even contradictory information. Which reports and indicators should one believe, and what is the best course of action? Ibbotson notes that it is not easily swayed by alarmist reports; rather, the firm conducts extensive analysis that relies upon up-to-date data while remaining attentive to broad market trends. In the context of that analysis, Ibbotson believes that the U.S. economy shows signs of weakening and that the possibility of recession in 2008 has increased. Despite a weakening U.S. economic outlook, the U.S. stock market is fairly priced, in Ibbotson's view, and may be poised to outperform the bond market over time. Specifically, Ibbotson believes that large-cap stocks are more attractive than small-cap stocks in the near term, from both a valuation and momentum perspective. Ibbotson believes there will be continued upward pressure on U.S. inflation and interest rates, which will primarily affect intermediate and long maturity bond yields. In the short-term, however, economic weakness will keep interest rates low as the Federal Reserve Board may consider lowering Fed Fund rates to boost economic growth. Lastly, Ibbotson believes REITs continue to be overvalued relative to the overall stock market, even after the sector's recent underperformance.


Top Ten Holdings
as of December 31, 2007

U.S. Treasury Note,
3.625% 12/31/12                 5.8%
---------------------------------------
Deutschland Republic
Ser 3 (EUR)
4.500% 01/04/13                 2.7%
---------------------------------------
iShares S&P SmallCap
600 Value Index Fund            2.3%
---------------------------------------
Federal National Mortgage
Association,
5.500% 01/01/37                 1.7%
---------------------------------------
U.S. Treasury Notes,
4.875% 07/31/11                 1.2%
---------------------------------------
Apple                           0.9%
---------------------------------------
Federal National Mortgage
Association,
5.000% 05/01/37                 0.9%
---------------------------------------
U.S. Treasury Notes,
4.625% 11/15/09                 0.8%
---------------------------------------
Federal National Mortgage
Association,
6.000%, 01/01/37                0.8%
---------------------------------------
Royal Dutch Shell, Cl A         0.8%
---------------------------------------
As a % of Total
Portfolio Investments          17.9%
---------------------------------------



                                                             VA Asset Allocation
                                                       Moderate Growth Portfolio

OLD MUTUAL VA ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of December 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    1 Year            Annualized
                                                                         Inception Date             Return         Inception to Date
------------------------------------------------------------------------------------------------------------------------------------
VA Asset Allocation Moderate Growth Portfolio - Initial Class               12/29/06                10.01%               9.95%
VA Asset Allocation Moderate Growth Portfolio - Service Class               12/29/06                 9.70%               9.64%
S&P 1500 Index                                                              12/29/06                 5.47%               4.91%
Lehman Brothers U.S. Aggregate Index                                        12/29/06                 6.97%               6.90%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses that may be imposed under variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies which purchase the Portfolio's shares. If those charges were reflected, the performance shown would have been lower. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

The total annual operating expenses and net annual operating expenses a shareholder in the Portfolio's Initial Class and Service Class Shares may pay (as reported in the April 23, 2007 prospectuses) are 1.09% and 1.05%, 1.34% and 1.30%, respectively. Expenses for both share classes are based on estimated amounts.

Portfolio Performance
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

        VA Asset Allocation  VA Asset Allocation
        Moderate Growth      Moderate Growth                 Lehman Brothers
        Portfolio            Portfolio            S&P 1500   US Aggregate
        - Initial Class      - Service Class      Index      Index
12/06      10,000               10,000            10,000       10,000
12/07      11,001               10,970            10,547       10,697


Past performance is not a guarantee of future results. The graph above compares an investment made in the Portfolio's Initial Class and Service Class Shares on the inception date of 12/29/06 to an investment made in unmanaged securities indexes on that date. The Portfolio's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions, or on the redemption of Portfolio shares.

Asset  Class  Weightings  as  of  December  31,  2007  - %  of  Total  Portfolio
Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                           53%
Foreign Common Stock                   16%
Cash Equivalents                       11%
US Treasury Obligations                 9%
US Government Agencies Obligations      3%
Foreign Bond                            3%
Corporate Bonds                         3%
Investment Company                      2%
Warrants                                0%
Asset-Backed Securities                 0%

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 57.4%
Advertising Sales - 0.1%
AirMedia Group ADR*                               67    $          1
Focus Media Holding ADR*                         100               6
                                                        _____________

Total Advertising Sales                                            7
_____________________________________________________________________

Aerospace/Defense - 0.8%
Aerovironment*                                    93               2
Boeing                                           188              16
Rockwell Collins                                 560              40
Teledyne Technologies*                            53               3
                                                        _____________

Total Aerospace/Defense                                           61
_____________________________________________________________________

Aerospace/Defense-Equipment - 0.5%
AAR*                                              80               3
Alliant Techsystems*                             200              23
B/E Aerospace*                                    96               5
DRS Technologies                                  60               3
Goodrich                                          11               1
Triumph Group                                     40               3
                                                        -------------

Total Aerospace/Defense-Equipment                                 38
---------------------------------------------------------------------

Agricultural Biotech - 0.0%
Origin Agritech*                                  90               1
                                                        _____________

Total Agricultural Biotech                                         1
_____________________________________________________________________

Agricultural Chemicals - 1.2%
Agrium                                            50               4
CF Industries Holdings                            50               6
Monsanto                                         453              51
Potash of Saskatchewan                           183              26
                                                        -------------

Total Agricultural Chemicals                                      87
---------------------------------------------------------------------

Agricultural Operations - 0.2%
Archer-Daniels-Midland                           326              15
                                                        -------------

Total Agricultural Operations                                     15
---------------------------------------------------------------------

Airlines - 0.0%
Delta Air Lines*                                  52               1
UAL                                               15               1
US Airways Group*                                 49               1
                                                        -------------

Total Airlines                                                     3
_____________________________________________________________________

Applications Software - 0.5%
Citrix Systems*                                   35               1
Infosys Technologies ADR                          70               3
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Applications Software - continued
Intuit*                                           63    $          2
Microsoft                                        667              24
Progress Software*                                55               2
Red Hat*                                         115               2
                                                        -------------

Total Applications Software                                       34
---------------------------------------------------------------------

Audio/Video Products - 0.0%
DTS*                                              96               2
                                                        _____________

Total Audio/Video Products                                         2
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Original - 0.0%
Amerigon*                                        120               3
                                                        _____________

Total Auto/Truck Parts & Equipment-Original                        3
_____________________________________________________________________

Auto-Cars/Light Trucks - 0.1%
Ford Motor*                                    1,133               8
                                                        -------------

Total Auto-Cars/Light Trucks                                       8
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 0.0%
Coca-Cola Bottling                                40               2
Coca-Cola Enterprises                             41               1
                                                        -------------

Total Beverages-Non-Alcoholic                                      3
---------------------------------------------------------------------

Brewery - 0.3%
Cia Cervecerias Unidas ADR                       270              10
Molson Coors Brewing, Cl B                       200              10
                                                        _____________

Total Brewery                                                     20
_____________________________________________________________________

Broadcast Service/Programming - 0.0%
Clear Channel                                      5               -
                                                        _____________

Total Broadcast Service/Programming                                -
_____________________________________________________________________

Building & Construction-Miscellaneous - 0.1%
Orascom Construction GDR                          35               7
                                                        _____________

Total Building & Construction-Miscellaneous                        7
---------------------------------------------------------------------

Cable TV - 0.2%
Comcast, Cl A*                                   228               4
Comcast, Special Cl A*                           365               7
DIRECTV Group*                                   277               6
                                                        _____________

Total Cable TV                                                    17
---------------------------------------------------------------------

Casino Hotels - 0.4%
Harrah's Entertainment                             2               -
MGM Mirage*                                      345              29
                                                        -------------

Total Casino Hotels                                               29
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Casino Services - 0.1%
International Game                                95    $          4
                                                        -------------

Total Casino Services                                              4
---------------------------------------------------------------------

Cellular Telecommunications - 0.8%
America Movil, Ser L ADR                         150               9
China Mobile ADR                                  40               3
Millicom International Cellular*                  60               7
NII Holdings*                                    589              28
Tim Participacoes ADR                            100               3
Turkcell Iletisim Hizmet AS ADR                  150               4
Vimpel-Communications ADR                        125               5
                                                        _____________

Total Cellular Telecommunications                                 59
_____________________________________________________________________

Chemicals-Diversified - 0.7%
Celanese, Ser A                                  700              30
E.I. du Pont de Nemours                          405              18
Olin                                              43               1
Rohm & Haas                                       54               3
                                                        -------------

Total Chemicals-Diversified                                       52
---------------------------------------------------------------------

Chemicals-Specialty - 0.2%
Ashland                                            6               -
Chemtura                                          53               -
Hercules                                          96               2
Lubrizol                                         300              16
                                                        _____________

Total Chemicals-Specialty                                         18
_____________________________________________________________________

Coal - 0.3%
Alpha Natural Resources*                          53               2
Arch Coal                                         32               1
Consol Energy                                    100               7
Massey Energy                                     83               3
Peabody Energy                                    86               5
Walter Industries                                 53               2
                                                        -------------

Total Coal                                                        20
_____________________________________________________________________

Commercial Banks Non-US - 0.1%
Banco Itau Holding Financeira ADR                200               5
Kookmin Bank ADR                                  70               5
                                                        _____________

Total Commercial Banks Non-US                                     10
_____________________________________________________________________

Commercial Banks-Central US - 0.0%
Irwin Financial                                  212               2
                                                        -------------

Total Commercial Banks-Central US                                  2
---------------------------------------------------------------------

Commercial Services - 0.1%
ExlService Holdings*                             148               3
PHH*                                              33               1
                                                        -------------

Total Commercial Services                                          4
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Commercial Services-Finance - 0.0%
Wright Express*                                   73    $          3
                                                        -------------

Total Commercial Services-Finance                                  3
---------------------------------------------------------------------

Communications Software - 0.0%
DivX*                                            143               2
                                                        _____________

Total Communications Software                                      2
_____________________________________________________________________

Computer Aided Design - 0.1%
Ansys*                                           153               6
                                                        -------------

Total Computer Aided Design                                        6
---------------------------------------------------------------------

Computer Services - 0.1%
Electronic Data Systems                           96               2
Syntel                                            60               2
                                                        _____________

Total Computer Services                                            4
_____________________________________________________________________

Computer Software - 0.2%
Avid Technology*                                 134               4
Double-Take Software*                            171               4
Omniture*                                         65               2
                                                        _____________

Total Computer Software                                           10
---------------------------------------------------------------------

Computers - 2.3%
Apple*                                           376              75
Hewlett-Packard                                  935              47
International Business Machines                   41               4
Research In Motion*                              325              37
Sun Microsystems*                                571              10
                                                        _____________

Total Computers                                                  173
---------------------------------------------------------------------

Computers-Integrated Systems - 0.1%
NCI, Cl A*                                       126               2
Radisys*                                         143               2
Riverbed Technology*                             115               3
                                                        _____________

Total Computers-Integrated Systems                                 7
---------------------------------------------------------------------

Computers-Memory Devices - 0.5%
EMC*                                           1,640              30
Silicon Storage Technology*                      370               1
Western Digital*                                 300               9
                                                        -------------

Total Computers-Memory Devices                                    40
---------------------------------------------------------------------

Computers-Peripheral Equipment - 0.1%
Electronics for Imaging*                         176               4
                                                        _____________

Total Computers-Peripheral Equipment                               4
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Consulting Services - 0.3%
Advisory Board*                                   60    $          4
FTI Consulting*                                  177              11
Gartner*                                          70               1
Huron Consulting Group*                           70               6
MAXIMUS                                           53               2
                                                        -------------

Total Consulting Services                                         24
_____________________________________________________________________

Containers-Metal/Glass - 0.6%
Crown Holdings*                                  500              13
Owens-Illinois*                                  600              30
                                                        _____________

Total Containers-Metal/Glass                                      43
---------------------------------------------------------------------

Containers-Paper/Plastic - 0.1%
Bemis                                             90               2
Sealed Air                                        69               2
Sonoco Products                                   51               2
                                                        -------------

Total Containers-Paper/Plastic                                     6
---------------------------------------------------------------------

Cosmetics & Toiletries - 0.0%
Procter & Gamble                                  30               2
                                                        -------------

Total Cosmetics & Toiletries                                       2
---------------------------------------------------------------------

Cruise Lines - 0.2%
Carnival                                         283              13
                                                        -------------

Total Cruise Lines                                                13
---------------------------------------------------------------------

Data Processing/Management - 0.1%
Automatic Data Processing                         90               4
Commvault Systems*                                55               1
Fiserv*                                           31               2
                                                        _____________

Total Data Processing/Management                                   7
_____________________________________________________________________

Dental Supplies & Equipment - 0.3%
Dentsply International                           535              24
                                                        _____________

Total Dental Supplies & Equipment                                 24
_____________________________________________________________________

Diagnostic Equipment - 0.1%
Gen-Probe*                                        50               3
Hansen Medical*                                   90               3
                                                        -------------

Total Diagnostic Equipment                                         6
---------------------------------------------------------------------

Dialysis Centers - 0.0%
DaVita*                                           12               1
Dialysis Corp of America*                        264               2
                                                        _____________

Total Dialysis Centers                                             3
_____________________________________________________________________

Direct Marketing - 0.0%
Valuevision Media, Cl A*                         306               2
                                                        -------------

Total Direct Marketing                                             2
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Distribution/Wholesale - 0.1%
LKQ*                                             294    $          6
WW Grainger                                       25               2
                                                        _____________

Total Distribution/Wholesale                                       8
---------------------------------------------------------------------

Diversified Manufacturing Operations - 1.4%
3M                                               125              11
Acuity Brands                                     50               2
Dover                                            229              11
General Electric                               1,273              47
Honeywell International                          239              15
Illinois Tool Works                              289              15
Textron                                          100               7
                                                        _____________

Total Diversified Manufacturing Operations                       108
_____________________________________________________________________

Diversified Minerals - 0.2%
Cia Vale do Rio Doce ADR                         430              14
                                                        -------------

Total Diversified Minerals                                        14
---------------------------------------------------------------------

Drug Delivery Systems - 0.1%
Hospira*                                         130               6
                                                        -------------

Total Drug Delivery Systems                                        6
---------------------------------------------------------------------

E-Commerce/Products - 0.0%
Blue Nile*                                        45               3
                                                        -------------

Total E-Commerce/Products                                          3
---------------------------------------------------------------------

E-Commerce/Services - 0.2%
Ctrip.com International ADR                       60               3
Expedia*                                          68               2
Liberty Media - Interactive, Cl A*               133               3
Priceline.com*                                    40               5
                                                        -------------

Total E-Commerce/Services                                         13
---------------------------------------------------------------------

Electric Products-Miscellaneous - 0.1%
Emerson Electric                                 183              10
                                                        -------------

Total Electric Products-Miscellaneous                             10
---------------------------------------------------------------------

Electric-Distribution - 0.0%
EnerNOC*                                          30               1
                                                        -------------

Total Electric - Distribution                                      1
---------------------------------------------------------------------

Electric-Integrated - 1.5%
Allegheny Energy                                 102               6
Centerpoint Energy                             1,500              26
Dominion Resources                               231              11
DTE Energy                                       350              15
Duke Energy                                      397               8
Entergy                                          135              16
Exelon                                           156              13
PG&E                                              77               3
PPL                                              250              13
                                                        -------------

Total Electric-Integrated                                        111
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.2%
AU Optronics ADR                                 291    $          6
Celestica*                                       551               3
Flextronics International*                        92               1
HON HAI Precision GDR                            390               5
                                                        -------------

Total Electronic Components-Miscellaneous                         15
_____________________________________________________________________

Electronic Components-Semiconductors - 0.9%
Bookham*                                         340               1
Broadcom, Cl A*                                   48               1
Cavium Networks*                                  65               1
DSP Group*                                       304               4
Fairchild Semiconductor International*           187               3
Ikanos Communications*                           572               3
Monolithic Power Systems*                         90               2
NVIDIA*                                          932              32
Qlogic*                                          285               4
Samsung Electronics GDR, 144A                     14               4
Semtech*                                         190               3
Silicon Laboratories*                             10               -
SiRF Technology Holdings*                        132               3
Texas Instruments                                102               3
Zoran*                                           103               2
                                                        _____________

Total Electronic Components-Semiconductors                        66
---------------------------------------------------------------------

Electronic Design Automation - 0.1%
Comtech Group*                                   225               4
Magma Design Automation*                         210               3
Synplicity*                                      515               3
                                                        _____________

Total Electronic Design Automation                                10
_____________________________________________________________________

Electronic Forms - 0.3%
Adobe Systems*                                   451              19
                                                        _____________

Total Electronic Forms                                            19
_____________________________________________________________________

Electronic Measuring Instruments - 0.4%
Agilent Technologies*                            500              18
Itron*                                            83               8
                                                        -------------

Total Electronic Measuring Instruments                            26
---------------------------------------------------------------------

Electronic Parts Distribution - 0.2%
Arrow Electronics*                               300              12
                                                        -------------

Total Electronic Parts Distribution                               12
---------------------------------------------------------------------

Electronic Security Devices - 0.1%
ICX Technologies*                                125               1
Taser International*                             185               3
                                                        -------------

Total Electronic Security Devices                                  4
---------------------------------------------------------------------

Electronics-Military - 0.1%
L-3 Communications Holdings                       66               7
                                                        -------------

Total Electronics-Military                                         7
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

E-Marketing/Info - 0.0%
Constant Contact*                                 80    $          2
                                                        _____________

Total E-Marketing/Info                                             2
---------------------------------------------------------------------

Energy-Alternate Sources - 0.5%
Comverge*                                         50               2
Covanta Holding*                                 300               8
Sunpower, Cl A*                                  240              31
                                                        _____________

Total Energy-Alternate Sources                                    41
_____________________________________________________________________

Engineering/R&D Services - 0.7%
Fluor                                             80              12
Jacobs Engineering Group*                        106              10
McDermott International*                         460              27
URS*                                              43               2
                                                        _____________

Total Engineering/R&D Services                                    51
_____________________________________________________________________

Engines-Internal Combustion - 0.5%
Cummins                                          310              39
                                                        _____________

Total Engines-Internal Combustion                                 39
_____________________________________________________________________

Enterprise Software/Services - 0.9%
BMC Software*                                    700              25
Novell*                                          260               2
Oracle*                                          975              22
PROS Holdings*                                    73               1
Sybase*                                          700              18
Ultimate Software Group*                          85               3
                                                        _____________

Total Enterprise Software/Services                                71
---------------------------------------------------------------------

Entertainment Software - 0.2%
Activision*                                      175               5
Electronic Arts*                                  82               5
Take-Two Interactive Software*                   115               2
                                                        _____________

Total Entertainment Software                                      12
_____________________________________________________________________

E-Services/Consulting - 0.1%
GSI Commerce*                                    150               3
Perficient*                                      227               4
                                                        -------------

Total E-Services/Consulting                                        7
---------------------------------------------------------------------

Fiduciary Banks - 0.6%
Bank of New York Mellon                          586              29
Northern Trust                                   177              14
                                                        -------------

Total Fiduciary Banks                                             43
---------------------------------------------------------------------

Filtration/Separation Products - 0.2%
Pall                                             300              12
                                                        -------------

Total Filtration/Separation Products                              12
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Finance-Consumer Loans - 0.1%
First Marblehead                                  25    $          -
SLM                                              448               9
                                                        -------------

Total Finance-Consumer Loans                                       9
---------------------------------------------------------------------

Finance-Credit Card - 0.1%
American Express                                 190              10
                                                        -------------

Total Finance-Credit Card                                         10
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 0.8%
Bear Stearns                                      83               7
Charles Schwab                                   442              11
Citigroup                                        316               9
Cowen Group*                                     286               3
Greenhill                                          5               -
Interactive Brokers Group, Cl A*                  60               2
JPMorgan Chase                                   530              23
Morgan Stanley                                   100               5
Piper Jaffray*                                    10               -
Thomas Weisel Partners Group*                     90               1
TradeStation Group*                              100               1
                                                        _____________

Total Finance-Investment Banker/Broker                            62
_____________________________________________________________________

Finance-Other Services - 0.4%
Asset Acceptance Capital                         196               2
CME Group                                          7               5
eSpeed, Cl A*                                    130               1
FCStone Group*                                    83               4
GFI Group*                                        40               4
IntercontinentalExchange*                         51              10
MF Global*                                        26               1
NASDAQ Stock Market*                             125               6
                                                        _____________

Total Finance-Other Services                                      33
_____________________________________________________________________

Food-Dairy Products - 0.1%
Wimm-Bill-Dann Foods ADR                          45               6
                                                        _____________

Total Food-Dairy Products                                          6
_____________________________________________________________________

Food-Meat Products - 0.1%
Tyson Foods, Cl A                                366               6
                                                        -------------

Total Food-Meat Products                                           6
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 0.3%
Kraft Foods, Cl A                                214               7
Sara Lee                                       1,000              16
                                                        _____________

Total Food-Miscellaneous/Diversified                              23
---------------------------------------------------------------------

Food-Retail - 0.0%
X5 Retail Group GDR*                              90               3
                                                        _____________

Total Food-Retail                                                  3
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Food-Wholesale/Distribution - 0.0%
United Natural Foods*                             12    $          -
                                                        _____________

Total Food-Wholesale/Distribution                                  -
_____________________________________________________________________

Forestry - 0.2%
Plum Creek Timber                                350              16
                                                        _____________

Total Forestry                                                    16
_____________________________________________________________________

Gambling (Non-Hotel) - 0.0%
Pinnacle Entertainment*                          127               3
                                                        _____________

Total Gambling (Non-Hotel)                                         3
_____________________________________________________________________

Gas-Distribution - 0.1%
Southwest Gas                                     60               2
UGI                                               95               3
WGL Holdings                                      28               1
                                                        _____________

Total Gas-Distribution                                             6
---------------------------------------------------------------------

Hazardous Waste Disposal - 0.1%
Stericycle*                                      135               8
                                                        _____________

Total Hazardous Waste Disposal                                     8
_____________________________________________________________________

Health Care Cost Containment - 0.2%
McKesson                                         197              13
                                                        _____________

Total Health Care Cost Containment                                13
---------------------------------------------------------------------

Hospital Beds/Equipment - 0.2%
Kinetic Concepts*                                200              11
                                                        _____________

Total Hospital Beds/Equipment                                     11
---------------------------------------------------------------------

Hotels & Motels - 0.1%
Morgans Hotel Group*                             130               3
Wyndham Worldwide                                 33               1
                                                        _____________

Total Hotels & Motels                                              4
_____________________________________________________________________

Human Resources - 0.6%
Cross Country Healthcare*                        140               2
Hewitt Associates, Cl A*                         768              29
Hudson Highland Group*                           253               2
Manpower                                         200              11
Monster Worldwide*                                80               3
                                                        _____________

Total Human Resources                                             47
_____________________________________________________________________

Independent Power Producer - 0.0%
Mirant*                                           27               1
Reliant Energy*                                   16               -
                                                        -------------

Total Independent Power Producer                                   1
---------------------------------------------------------------------

Industrial Automation/Robot - 0.2%
Cognex                                            40               1
iRobot*                                           90               2
Rockwell Automation                              200              14
                                                        -------------

Total Industrial Automation/Robot                                 17
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Industrial Gases - 0.5%
Praxair                                          455    $         40
                                                        -------------

Total Industrial Gases                                            40
---------------------------------------------------------------------

Instruments-Scientific - 0.3%
PerkinElmer                                      750              20
                                                        -------------

Total Instruments-Scientific                                      20
---------------------------------------------------------------------

Insurance Brokers - 0.2%
AON                                              173               8
eHealth*                                         130               4
                                                        -------------

Total Insurance Brokers                                           12
---------------------------------------------------------------------

Internet Application Software - 0.2%
CryptoLogic                                      123               2
Cybersource*                                     266               5
DealerTrack Holdings*                            168               6
Vocus*                                            38               1
                                                        -------------

Total Internet Application Software                               14
---------------------------------------------------------------------

Internet Content-Information/News - 0.1%
Baidu.com ADR*                                    19               7
                                                        -------------

Total Internet Content-Information/News                            7
_____________________________________________________________________

Internet Incubators - 0.0%
Internet Capital Group*                          150               2
                                                        -------------

Total Internet Incubators                                          2
_____________________________________________________________________

Internet Security - 0.1%
Symantec*                                        360               6
                                                        -------------

Total Internet Security                                            6
_____________________________________________________________________

Investment Companies - 0.0%
KKR Financial Holdings                            40               1
MCG Capital                                       50               1
Pennant Park/Investment                           30               -
                                                        _____________

Total Investment Companies                                         2
---------------------------------------------------------------------

Investment Management/Advisory Services - 0.3%
Affiliated Managers Group*                        10               1
Federated Investors, Cl B                         27               1
T Rowe Price Group                               350              21
                                                        -------------

Total Investment Management/Advisory Services                     23
---------------------------------------------------------------------

Lasers-Systems/Components - 0.0%
Electro Scientific Industries*                    96               2
                                                        _____________

Total Lasers-Systems/Components                                    2
_____________________________________________________________________

Life/Health Insurance - 0.3%
China Life Insurance ADR                          42               3
Cigna                                            415              22
Prudential Financial                               8               1
                                                        -------------

Total Life/Health Insurance                                       26
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Lighting Products & System - 0.0%
Orion Energy Systems*                             50    $          1
                                                        -------------

Total Lighting Products & System                                   1
---------------------------------------------------------------------

Linen Supply & Related Items - 0.0%
Cintas                                            43               1
                                                        -------------

Total Linen Supply & Related Items                                 1
---------------------------------------------------------------------

Machine Tools & Related Products - 0.2%
Kennametal                                       300              11
                                                        _____________

Total Machine Tools & Related Products                            11
_____________________________________________________________________

Machinery-Construction & Mining - 0.1%
Terex*                                           124               8
                                                        _____________

Total Machinery-Construction & Mining                              8
_____________________________________________________________________

Machinery-Farm - 0.3%
Deere                                            280              26
                                                        -------------

Total Machinery-Farm                                              26
_____________________________________________________________________

Machinery-General Industry - 0.2%
Manitowoc                                        190               9
Wabtec                                           145               5
                                                        -------------

Total Machinery-General Industry                                  14
---------------------------------------------------------------------

Machinery-Print Trade - 0.0%
Zebra Technologies, Cl A*                         20               1
                                                        -------------

Total Machinery-Print Trade                                        1
---------------------------------------------------------------------

Marine Services - 0.0%
Aegean Marine Petroleum Network                   40               2
                                                        -------------

Total Marine Services                                              2
_____________________________________________________________________

Medical Imaging Systems - 0.0%
IRIS International*                               89               2
                                                        _____________

Total Medical Imaging Systems                                      2
_____________________________________________________________________

Medical Information Systems - 0.3%
Cerner*                                          385              22
                                                        -------------

Total Medical Information Systems                                 22
---------------------------------------------------------------------

Medical Instruments - 0.6%
Abaxis*                                           60               2
Conceptus*                                       256               5
Intuitive Surgical*                               85              28
Medtronic                                        120               6
Natus Medical*                                   184               4
Trans1*                                           60               1
                                                        _____________

Total Medical Instruments                                         46
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical Labs & Testing Services - 0.2%
Covance*                                          57    $          5
Laboratory Corp of America Holdings*             100               8
MDS*                                              21               -
Quest Diagnostics                                 17               1
                                                        -------------

Total Medical Labs & Testing Services                             14
---------------------------------------------------------------------

Medical Laser Systems - 0.0%
Cynosure, Cl A*                                   90               2
                                                        -------------

Total Medical Laser Systems                                        2
---------------------------------------------------------------------

Medical Products - 0.5%
Baxter International                             206              12
Henry Schein*                                     70               4
Orthofix International*                           53               3
Stryker                                          178              13
Syneron Medical*                                  53               1
Zoll Medical*                                     95               3
                                                        _____________

Total Medical Products                                            36
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 0.4%
Alexion Pharmaceuticals*                          65               5
AMAG Pharmaceuticals *                            70               4
Cambrex                                          153               1
Celgene*                                         115               5
Illumina*                                         80               5
Invitrogen*                                       13               1
Keryx Biopharmaceuticals*                        210               2
Lifecell*                                        130               6
Martek Biosciences*                               43               1
                                                        _____________

Total Medical-Biomedical/Genetic                                  30
_____________________________________________________________________

Medical-Drugs - 1.7%
Angiotech Pharmaceuticals*                       320               1
Aspreva Pharmaceuticals*                          83               2
Axcan Pharma*                                     56               1
Bristol-Myers Squibb                             441              12
Forest Laboratories*                              38               1
Indevus Pharmaceuticals*                         290               2
Merck                                            646              38
Pfizer                                         1,115              25
Schering-Plough                                1,195              32
Valeant Pharmaceuticals International*            56               1
Wyeth                                            366              16
                                                        _____________

Total Medical-Drugs                                              131
---------------------------------------------------------------------

Medical-Generic Drugs - 0.1%
Barr Pharmaceuticals*                             33               2
Perrigo                                           43               2
                                                        _____________

Total Medical-Generic Drugs                                        4
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-HMO - 0.5%
Magellan Health Services*                         33    $          2
UnitedHealth Group                               248              14
WellPoint*                                       220              19
                                                        _____________

Total Medical-HMO                                                 35
_____________________________________________________________________

Medical-Hospitals - 0.2%
Universal Health Services, Cl B                  245              13
                                                        _____________

Total Medical-Hospitals                                           13
_____________________________________________________________________

Medical-Outpatient/Home Medical - 0.0%
Lincare Holdings*                                 64               2
                                                        _____________

Total Medical-Outpatient/Home Medical                              2
_____________________________________________________________________

Medical-Wholesale Drug Distributors - 0.5%
AmerisourceBergen                                607              27
Cardinal Health                                  152               9
                                                        _____________

Total Medical-Wholesale Drug Distributors                         36
_____________________________________________________________________

Metal Processors & Fabricators - 0.7%
Commercial Metals                                250               7
Haynes International*                             25               2
Ladish*                                           43               2
Precision Castparts                              259              36
Sterlite Industries ADR*                         194               5
                                                        _____________

Total Metal Processors & Fabricators                              52
---------------------------------------------------------------------

Metal-Aluminum - 0.3%
Alcoa                                            507              19
                                                        _____________

Total Metal-Aluminum                                              19
_____________________________________________________________________

Miscellaneous Manufacturing - 0.0%
Trimas*                                          299               3
                                                        _____________

Total Miscellaneous Manufacturing                                  3
_____________________________________________________________________

Motion Pictures & Services - 0.0%
Macrovision*                                      43               1
                                                        _____________

Total Motion Pictures & Services                                   1
_____________________________________________________________________

Multi-Line Insurance - 0.9%
Allstate                                         169               9
American International Group                     413              24
Assurant                                         100               7
Cincinnati Financial                             200               8
Hartford Financial Services Group                 91               8
Loews                                            149               8
XL Capital, Cl A                                  94               5
                                                        -------------

Total Multi-Line Insurance                                        69
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------


SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Multimedia - 0.0%
EW Scripps, Cl A                                  12    $          1
Gemstar-TV Guide International*                  402               2
                                                        _____________

Total Multimedia                                                   3
_____________________________________________________________________

Networking Products - 0.8%
Atheros Communications*                           45               1
Cisco Systems*                                 1,640              44
Extreme Networks*                                460               2
Foundry Networks*                                165               3
Juniper Networks*                                165               5
Polycom*                                          55               2
Switch & Data Facilities*                        120               2
                                                        _____________

Total Networking Products                                         59
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 0.3%
Allied Waste Industries*                         137               2
Republic Services                                200               6
Waste Management                                 305              10
                                                        _____________

Total Non-Hazardous Waste Disposal                                18
---------------------------------------------------------------------

Office Automation & Equipment - 0.1%
Pitney Bowes                                     159               6
                                                        -------------

Total Office Automation & Equipment                                6
_____________________________________________________________________

Oil & Gas Drilling - 0.1%
Diamond Offshore Drilling                         45               6
Rowan                                             27               1
                                                        -------------

Total Oil & Gas Drilling                                           7
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 1.6%
Arena Resources*                                  80               3
ATP Oil & Gas*                                    80               4
CNOOC ADR                                         72              12
Denbury Resources*                               140               4
EnCana                                           160              11
Gazprom ADR                                      100               6
Harvest Natural Resources*                       259               3
Newfield Exploration*                            150               8
NovaTek GDR                                      110               8
Occidental Petroleum                             316              24
Parallel Petroleum*                              150               3
Southwestern Energy*                             495              28
Stone Energy*                                     68               3
Ultra Petroleum*                                  80               6
                                                        -------------

Total Oil Companies-Exploration
     & Production                                                123
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil Companies-Integrated - 1.6%
Chevron                                           64    $          6
ConocoPhillips                                   222              20
Exxon Mobil                                      603              57
Hess                                             150              15
Marathon Oil                                      24               1
Murphy Oil                                        41               3
Petroleo Brasileiro ADR                          160              18
                                                        _____________

Total Oil Companies-Integrated                                   120
_____________________________________________________________________

Oil Field Machinery & Equipment - 0.4%
Dresser-Rand Group*                              120               5
FMC Technologies*                                 70               4
Grant Prideco*                                    85               5
National Oilwell Varco*                          150              11
T-3 Energy Services*                             105               5
                                                        -------------

Total Oil Field Machinery & Equipment                             30
_____________________________________________________________________

Oil Refining & Marketing - 0.6%
Reliance Industries GDR, 144A                     20               3
Tesoro                                           400              19
Valero Energy                                    360              25
                                                        -------------

Total Oil Refining & Marketing                                    47
_____________________________________________________________________

Oil-Field Services - 0.9%
Exterran Holdings*                                23               2
Halliburton                                      215               8
Helix Energy Solutions Group*                    233              10
Key Energy Services*                             226               3
Schlumberger                                     427              42
                                                        _____________

Total Oil-Field Services                                          65
_____________________________________________________________________

Paper & Related Products - 0.2%
Abitibibowater                                    62               1
Domtar*                                          900               7
Neenah Paper                                      70               2
Schweitzer-Mauduit International                 100               3
Smurfit-Stone Container*                         104               1
                                                        _____________

Total Paper & Related Products                                    14
_____________________________________________________________________

Pharmacy Services - 0.2%
Medco Health Solutions*                          126              13
                                                        _____________

Total Pharmacy Services                                           13
---------------------------------------------------------------------

Physical Practice Management - 0.1%
Pediatrix Medical Group*                         150              10
                                                        -------------

Total Physical Practice Management                                10
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Physical Therapy/Rehabilitation Centers - 0.1%
Psychiatric Solutions*                           205    $          7
                                                        -------------

Total Physical Therapy/Rehabilitation Centers                      7
---------------------------------------------------------------------

Pipelines - 0.9%
El Paso                                          862              15
Oneok                                            600              27
Questar                                          100               5
Spectra Energy                                   341               9
Williams                                         305              11
                                                        -------------

Total Pipelines                                                   67
---------------------------------------------------------------------

Platinum - 0.1%
Stillwater Mining*                               384               4
                                                        -------------

Total Platinum                                                     4

_____________________________________________________________________

Power Conversion/Supply Equipment - 0.0%
Delta Electronics GDR                            150               3
                                                        _____________

Total Power Conversion/Supply Equipment                            3
---------------------------------------------------------------------

Printing-Commercial - 0.3%
RR Donnelley & Sons                              393              15
Valassis Communications*                         381               4
VistaPrint*                                       80               3
                                                        _____________

Total Printing-Commercial                                         22
_____________________________________________________________________

Property/Casualty Insurance - 0.9%
Arch Capital Group*                              250              18
Progressive                                       50               1
Safeco                                           350              19
Travelers                                        264              14
WR Berkley                                       600              18
                                                        _____________

Total Property/Casualty Insurance                                 70
_____________________________________________________________________

Publishing-Books - 0.0%
Scholastic*                                       10               -
                                                        -------------

Total Publishing-Books                                             -
_____________________________________________________________________

Publishing-Newspapers - 0.1%
Dolan Media*                                     120               4
Gannett                                          103               4
New York Times, Cl A                              70               1
                                                        -------------

Total Publishing-Newspapers                                        9
_____________________________________________________________________

Publishing-Periodicals - 0.0%
Playboy Enterprises, Cl B*                       199               2
                                                        -------------

Total Publishing-Periodicals                                       2
---------------------------------------------------------------------

Racetracks - 0.0%
International Speedway, Cl A                      55               2
                                                        -------------

Total Racetracks                                                   2
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Radio - 0.0%
Radio One, Cl D*                                 382    $          1
                                                        -------------

Total Radio                                                        1
---------------------------------------------------------------------

Real Estate Operation/Development - 0.1%
Brookfield Properties                            186               4
                                                        _____________

Total Real Estate Operation/Development                            4
_____________________________________________________________________

Recreational Centers - 0.0%
Life Time Fitness*                                65               3
                                                        -------------

Total Recreational Centers                                         3
_____________________________________________________________________

Reinsurance - 1.1%
Allied World Assurance Holdings                   21               1
Aspen Insurance Holdings                         208               6
Berkshire Hathaway, Cl B*                          1               5
Endurance Specialty Holdings                      43               2
Everest Re Group                                  19               2
Montpelier Re Holdings                           314               5
PartnerRe                                        400              33
RenaissanceRe Holdings                           400              24
Validus Holdings*                                131               3
                                                        -------------

Total Reinsurance                                                 81
_____________________________________________________________________

REITs-Apartments - 0.4%
AvalonBay Communities                            126              12
BRE Properties                                    38               2
Camden Property Trust                            128               6
Equity Residential                               169               6
Essex Property Trust                              40               4
                                                        _____________

Total REITs-Apartments                                            30
_____________________________________________________________________

REITs-Diversified - 0.3%
CapitalSource                                     47               1
Digital Realty Trust                             138               5
PS Business Parks                                 24               1
Vornado Realty Trust                             181              16
                                                        -------------

Total REITs-Diversified                                           23
---------------------------------------------------------------------

REITs-Health Care - 0.3%
Health Care                                      127               6
Nationwide Health Properties                     250               8
Ventas                                           199               9
                                                        _____________

Total REITs-Health Care                                           23
---------------------------------------------------------------------

REITs-Hotels - 0.3%
DiamondRock Hospitality                          230               3
FelCor Lodging Trust                             180               3
Host Hotels & Resorts                            641              11
LaSalle Hotel Properties                          59               2
                                                        -------------

Total REITs-Hotels                                                19
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

REITs-Mortgage - 0.1%
Annaly Capital Management                         62    $          1
Chimera Investment                                80               1
MFA Mortgage Investments                         319               3
                                                        -------------

Total REITs-Mortgage                                               5
---------------------------------------------------------------------

REITs-Office Property - 0.7%
BioMed Realty Trust                              217               5
Boston Properties                                225              21
Corporate Office Properties                       24               1
Highwoods Properties                             167               5
Kilroy Realty                                    118               6
SL Green Realty                                  114              11
                                                        _____________

Total REITs-Office Property                                       49
_____________________________________________________________________

REITs-Regional Malls - 0.6%
General Growth Properties                        267              11
Macerich                                          68               5
Simon Property Group                             265              23
Taubman Centers                                  127               6
                                                        _____________

Total REITs-Regional Malls                                        45
_____________________________________________________________________

REITs-Shopping Centers - 0.4%
Acadia Realty Trust                              123               3
Federal Realty Investment                         94               8
Kimco Realty                                     205               7
Kite Realty Group Trust                          158               2
Regency Centers                                  142               9
                                                        _____________

Total REITs-Shopping Centers                                      29
---------------------------------------------------------------------

REITs-Storage - 0.2%
Public Storage                                   172              13
                                                        _____________

Total REITs-Storage                                               13
---------------------------------------------------------------------

REITs-Warehouse/Industrial - 0.3%
AMB Property                                     179              10
EastGroup Properties                              59               2
Prologis                                         200              13
                                                        _____________

Total REITs -Warehouse/Industrial                                 25
_____________________________________________________________________

Rental Auto/Equipment - 0.0%
H&E Equipment Services*                          173               3
                                                        _____________

Total Rental Auto/Equipment                                        3
_____________________________________________________________________

Retail-Apparel/Shoe - 0.2%
Footstar                                         226               1
Gymboree*                                         80               2
Kenneth Cole Production, Cl A                     43               1
Limited Brands                                    50               1
Men's Wearhouse                                  400              11
Syms                                             156               2
                                                        -------------

Total Retail-Apparel/Shoe                                         18
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Retail-Automobile - 0.0%
AutoNation*                                       50    $          1
Group 1 Automotive                                93               2
                                                        _____________

Total Retail-Automobile                                            3
_____________________________________________________________________

Retail-Building Products - 0.1%
Home Depot                                       140               4
                                                        _____________

Total Retail-Building Products                                     4
_____________________________________________________________________

Retail-Computer Equipment - 0.2%
GameStop, Cl A*                                  250              16
                                                        -------------

Total Retail-Computer Equipment                                   16
---------------------------------------------------------------------

Retail-Consumer Electronics - 0.0%
Best Buy                                          23               1
                                                        _____________

Total Retail-Consumer Electronics                                  1
---------------------------------------------------------------------

Retail-Discount - 0.0%
Big Lots*                                        121               2
                                                        _____________

Total Retail-Discount                                              2
_____________________________________________________________________

Retail-Drug Store - 0.4%
CVS Caremark                                     586              23
Walgreen                                         250              10
                                                        _____________

Total Retail-Drug Store                                           33
_____________________________________________________________________

Retail-Office Supplies - 0.0%
Office Depot*                                    144               2
Office Max                                        21               -
                                                        -------------

Total Retail-Office Supplies                                       2
_____________________________________________________________________

Retail-Pet Food & Supplies - 0.0%
PetSmart                                          57               1
                                                        -------------

Total Retail-Pet Food & Supplies                                   1
---------------------------------------------------------------------

Retail-Propane Distributors - 0.1%
Star Gas Partners LP*                          1,315               5
                                                        -------------

Total Retail-Propane Distributors                                  5
---------------------------------------------------------------------

Retail-Restaurants - 0.1%
BJ's Restaurants*                                 90               1
Burger King Holdings                             251               7
Cheesecake Factory*                               17               -
Chipotle Mexican Grill, Cl B*                     10               1
                                                        _____________

Total Retail-Restaurants                                           9
_____________________________________________________________________

Retail-Sporting Goods - 0.1%
Dick's Sporting Goods*                           135               4
                                                        -------------

Total Retail-Sporting Goods                                        4
---------------------------------------------------------------------

Retail-Video Rental - 0.0%
Blockbuster, Cl A*                               230               1
                                                        -------------

Total Retail-Video Rental                                          1
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

S&L/Thrifts-Eastern US - 0.0%
Brookline Bancorp                                196    $          2
New York Community Bancorp                        67               1
                                                        -------------

Total S&L/Thrifts-Eastern US                                       3
---------------------------------------------------------------------

S&L/Thrifts-Western US - 0.1%
Washington Federal                               350               7
Washington Mutual                                220               3
                                                        -------------

Total S&L/Thrifts-Western US                                      10
---------------------------------------------------------------------

Schools - 0.3%
American Public Education*                        28               1
Capella Education*                                57               4
ITT Educational Services*                         55               5
Learning Tree International*                      59               1
New Oriental Education & Technology
   Group ADR*                                     40               3
Strayer Education                                 37               6
                                                        _____________

Total Schools                                                     20
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.7%
Anadigics*                                       145               2
Cypress Semiconductor*                            22               1
Emulex*                                          185               3
Maxim Integrated Products                      1,409              37
Powertech Technology GDR                         400               3
Taiwan Semiconductor Manufacturing ADR           300               3
                                                        -------------

Total Semiconductor Components-
   Integrated Circuits                                            49
---------------------------------------------------------------------

Semiconductor Equipment - 0.2%
Applied Materials                                235               4
Brooks Automation*                               113               1
Entegris*                                        260               2
Novellus Systems*                                 21               1
Tessera Technologies*                             43               2
Ultratech*                                        46               1
Varian Semiconductor Equipment Associates*       161               6
                                                        _____________

Total Semiconductor Equipment                                     17
_____________________________________________________________________

Software Tools - 0.1%
VMware, Cl A*                                     55               5
                                                        -------------

Total Software Tools                                               5
---------------------------------------------------------------------

Specified Purpose Acquisition - 0.0%
Marathon Acquisition*                             40               -
                                                        -------------

Total Specified Purpose Acquisition                                -
---------------------------------------------------------------------

Steel Pipe & Tube - 0.2%
Mueller Water Products, Cl A                      43               -
TMK GDR                                          130               6
Valmont Industries                                70               6
                                                        _____________

Total Steel Pipe & Tube                                           12
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Steel-Producers - 0.2%
POSCO ADR                                         44    $          7
Severstal GDR                                    250               6
                                                        -------------

Total Steel-Producers                                             13
---------------------------------------------------------------------

Steel-Specialty - 0.3%
Allegheny Technologies                           245              21
                                                        _____________

Total Steel-Specialty                                             21
_____________________________________________________________________

Super-Regional Banks-US - 0.4%
Bank of America                                  317              13
Capital One Financial                            252              12
Wells Fargo                                      281               8
                                                        _____________

Total Super-Regional Bank-US                                      33
_____________________________________________________________________

Telecommunications Equipment - 0.1%
Harris                                           100               6
Plantronics                                       63               2
Tollgrade Communications*                         86               1
                                                        -------------

Total Telecommunications Equipment                                 9
_____________________________________________________________________

Telecommunications Equipment-Fiber Optics - 0.0%
JDS Uniphase*                                    116               2
                                                        _____________

Total Telecommunications Equipment-
   Fiber Optics                                                    2
_____________________________________________________________________

Telecommunications Services - 0.5%
Amdocs*                                           24               1
Cbeyond*                                          56               2
Embarq                                           600              30
Orbcomm*                                         184               1
RCN*                                              46               1
Time Warner Telecom, Cl A*                       262               5
                                                        _____________

Total Telecommunications Services                                 40
---------------------------------------------------------------------

Telephone-Integrated - 0.7%
AT&T                                             848              35
IDT, Cl B                                         16               -
Verizon Communications                           420              18
                                                        -------------

Total Telephone-Integrated                                        53
---------------------------------------------------------------------

Television - 0.0%
Sinclair Broadcast Group, Cl A                    93               1
                                                        -------------

Total Television                                                   1
---------------------------------------------------------------------

Textile-Home Furnishings - 0.1%
Mohawk Industries*                               100               7
                                                        _____________

Total Textile-Home Furnishings                                     7
---------------------------------------------------------------------

Theaters - 0.0%
National CineMedia                               126               3
                                                        -------------

Total Theaters                                                     3
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Therapeutics - 0.5%
Gilead Sciences*                                 735    $         34
Medicines*                                       112               2
Theravance*                                      130               3
Warner Chilcott, Cl A*                            52               1
                                                        _____________

Total Therapeutics                                                40
_____________________________________________________________________

Tobacco - 0.8%
Altria Group                                     352              27
Imperial Tobacco Group ADR                       219              23
UST                                              177              10
                                                        _____________

Total Tobacco                                                     60
---------------------------------------------------------------------

Tools-Hand Held - 0.2%
Snap-On                                           47               2
Stanley Works                                    205              10
                                                        _____________

Total Tools-Hand Held                                             12
---------------------------------------------------------------------

Transactional Software - 0.1%
Innerworkings*                                   279               5
                                                        _____________

Total Transactional Software                                       5
_____________________________________________________________________

Transport-Equipment & Leasing - 0.1%
Aircastle                                         94               2
GATX                                              30               1
Genesis Lease ADR                                136               3
Greenbrier                                        20               -
                                                        -------------

Total Transport-Equipment & Leasing                                6
---------------------------------------------------------------------

Transport-Marine - 0.2%
Overseas Shipholding Group                       200              15
                                                        -------------

Total Transport-Marine                                            15
---------------------------------------------------------------------

Transport-Rail - 0.3%
Burlington Northern Santa Fe                     118              10
Canadian Pacific Railway                         100               6
CSX                                              100               4
Union Pacific                                     24               3
                                                        _____________

Total Transport-Rail                                              23
_____________________________________________________________________

Transport-Services - 0.1%
Expeditors International Washington               85               4
                                                        _____________

Total Transport-Services                                           4
_____________________________________________________________________

Veterinary Diagnostics - 0.0%
VCA Antech*                                       75               3
                                                        _____________

Total Veterinary Diagnostics                                       3
---------------------------------------------------------------------

Web Hosting/Design - 0.1%
Equinix*                                         100              10
                                                        -------------

Total Web Hosting/Design                                          10
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Web Portals/ISP - 0.7%
Google, Cl A*                                     70    $         48
Sina*                                             85               4
                                                        _____________

Total Web Portals/ISP                                             52
---------------------------------------------------------------------

Wireless Equipment - 0.4%
American Tower, Cl A*                             69               3
Aruba Networks*                                  194               3
Globecomm Systems*                               190               2
InterDigital*                                     90               2
Motorola                                         156               3
Nokia ADR                                        289              11
RF Micro Devices*                                677               4
SBA Communications, Cl A*                         50               2
                                                        -------------

Total Wireless Equipment                                          30
_____________________________________________________________________

Wound, Burn & Skin Care - 0.0%
Obagi Medical Products*                          175               3
                                                        _____________

Total Wound, Burn & Skin Care                                      3
                                                        _____________

Total Common Stock (Cost $4,078)                               4,321
---------------------------------------------------------------------

Foreign Common Stock - 17.5%
Australia - 1.5%
Ausenco                                          319               4
QBE Insurance Group                              650              19
BHP Billiton                                   1,347              47
Leighton Holdings                                830              44
Tatts Group                                      976               3
                                                        -------------

Total Australia                                                  117
---------------------------------------------------------------------

Belgium - 0.3%
Dexia                                            936              24
                                                        -------------

Total Belgium                                                     24
---------------------------------------------------------------------

Brazil - 0.1%
Banco do Brasil                                  300               5
Porto Seguro                                     100               4
                                                        _____________

Total Brazil                                                       9
---------------------------------------------------------------------

Canada - 0.8%
EnCana                                           400              27
Teck Cominco, Cl B                               100               4
Manulife Financial                               100               4
Methanex                                         800              22
                                                        -------------

Total Canada                                                      57
---------------------------------------------------------------------

China - 0.2%
Harbin Power Equipment, Cl H                   2,000               6
Industrial & Commercial Bank of China, Cl H    8,000               6
Jiangus Express, Cl H                          4,000               4
                                                        -------------

Total China                                                       16
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Denmark - 0.5%
Norden                                           339    $         38
                                                        _____________

Total Denmark                                                     38
_____________________________________________________________________

France - 0.8%
AXA                                               75               3
BNP Paribas                                      292              32
Camaieu                                           40              16
Rallye                                           106               8
Total                                             30               2
                                                        _____________

Total France                                                      61
_____________________________________________________________________

Germany - 1.4%
BASF AG                                          213              32
Norddeutsche Affinerie                            48               2
United Internet                                  325               8
Allianz SE                                       160              35
ThyssenKrupp                                     466              26
                                                        _____________

Total Germany                                                    103
_____________________________________________________________________

Hong Kong - 0.4%
China Infrastructure Machinery                 2,000               3
China Mobile                                     500               9
Hong Kong Exchange and Clearing                  500              14
Regal Hotels International Holdings           94,000               8
                                                        _____________

Total Hong Kong                                                   34
---------------------------------------------------------------------

Indonesia - 0.2%
Bank Rakyat Indonesia                          6,500               5
PT Astrea International                        2,500               7
                                                        _____________

Total Indonesia                                                   12
_____________________________________________________________________

Italy - 0.8%
Enel                                              66               1
ENI                                            1,009              37
Fiat                                             902              23
                                                        -------------

Total Italy                                                       61
---------------------------------------------------------------------

Japan - 4.0%
Alpine Electronics                               300               5
Cosmo Oil                                      1,000               4
Daiichikosho                                     700               8
FamilyMart                                     1,200              38
FUJlFlLM Holdings                                200               8
Inui Steamship                                   600               9
Komatsu                                        1,300              35
Kohnan Shoji                                   1,100              19
Leopalace21                                      600              16
Nintendo                                         100              59
Nippon Mining Holdings                         1,500              10
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Japan - continued
Nippon Oil                                     1,000    $          8
Nippon Steel                                   1,000               6
Nippon Telegraph & Telephone                       4              20
Sumitomo Pipe & Tube                           2,000              14
Tokyo Leasing                                    200               2
Toyota Motor                                     700              37
                                                        _____________

Total Japan                                                      298
_____________________________________________________________________

Malaysia - 0.0%
WCT Engineering                                1,700               4
                                                        -------------

Total Malaysia                                                     4
---------------------------------------------------------------------

Netherlands - 1.3%
ING Groep                                        831              32
Royal Dutch Shell, Cl A                        1,509              64
                                                        _____________

Total Netherlands                                                 96
---------------------------------------------------------------------

New Zealand - 0.4%
Fletcher Building                              3,262              29
                                                        _____________

Total New Zealand                                                 29
_____________________________________________________________________

Norway - 0.1%
Tandberg                                         226               5
                                                        _____________

Total Norway                                                       5
_____________________________________________________________________

Philippines - 0.1%
Ayala                                            800              11
                                                        -------------

Total Philippines                                                 11
---------------------------------------------------------------------

Russia - 0.1%
Sberbank                                       1,700               7
                                                        _____________

Total Russia                                                       7
_____________________________________________________________________

Singapore - 0.6%
Jardine Cycle & Carriage                       2,000              30
Swiber Holdings*                               6,000              14
                                                        _____________

Total Singapore                                                   44
_____________________________________________________________________

South Africa - 0.3%
Anglo Platinum                                    24               4
MTN Group                                        350               7
Naspers, Cl N                                    115               3
Truworths International                          900               4
Standard Bank Group                              200               3
                                                        -------------

Total South Africa                                                21
---------------------------------------------------------------------

Spain - 0.5%
Banco Santander                                  173               4
Banco Bilbao Vizcaya                           1,269              31
                                                        -------------

Total Spain                                                       35
---------------------------------------------------------------------

OLD MUTUAL VA ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Sweden - 0.8%
Volvo, Cl B                                    1,049    $         18
Beijer Alma                                      300               3
Skandinaviska Enskilda Banken, Cl A              800              20
Svenska Handelsbanken, Cl A                      600              19
                                                        -------------

Total Sweden                                                      60
---------------------------------------------------------------------

Switzerland - 0.4%
Zurich Financial Services                        106              31
                                                        _____________

Total Switzerland                                                 31
_____________________________________________________________________

Thailand - 0.1%
CP All                                         9,000               3
Kasikornbank                                   2,200               6
                                                        -------------

Total Thailand                                                     9
---------------------------------------------------------------------

Turkey - 0.1%
Asya Katilim Bankasi*                            350               3
BIM Birlesik Magazalar                            40               4
                                                        _____________

Total Turkey                                                       7
---------------------------------------------------------------------

United Kingdom - 1.7%
3i Group                                         559              11
AstraZeneca                                      573              25
BHP Billiton                                      87               3
BT Group                                       4,902              26
Chaucer Holdings                                 156               -
CRS*                                              35               -
Eurocastle Investment                             10               -
Game Group                                     3,265              16
HSBC Holdings                                     25               -
J Sainsbury                                      302               3
Reckitt Benckiser Group                          557              32
Royal Bank of Scotland Group                   1,191              11
                                                        _____________

Total United Kingdom                                             127
                                                        _____________

Total Foreign Common Stock (Cost $1,248)                       1,316
_____________________________________________________________________

Warrants - 0.3%
Bharti Airtel 144A expires 10/28/08*             280               7
Foxconn Technology 144A
   expires 08/22/08*                             275               2
Grasim Industries 144A
   expires 05/22/09*                              37               3
IVRCL Infrastructures & Projects 144A
   expires 11/17/08*                             260               4
Maruti Suzuki India 144A expires 09/03/12*       160               4
Nicholas Piramal India 144A
   expires 10/26/09*                             500               5
                                                        -------------

Total Warrants (Cost $22)                                         25
---------------------------------------------------------------------



---------------------------------------------------------------------
                                         Face Amount
Description                                 (000)       Value (000)
---------------------------------------------------------------------

Asset Backed Securities - 0.1%
Chase Issuance Trust
   Ser 2007-A15, CI A
   4.960%, 09/17/12                            $  10    $         10
                                                        _____________

Total Asset Backed Securities (Cost $10)                          10
_____________________________________________________________________

U.S. Treasury Obligations - 9.5%
U.S. Treasury Bond
   4.750%, 02/15/37                                5               5
U.S. Treasury Notes
   4.875%, 08/15/09                               20              21
   4.875%, 07/31/11                               90              95
   4.750%, 05/15/14                               40              43
   4.750%, 08/15/17                               15              16
   4.625%, 11/15/09                               65              67
   4.125%, 08/31/12                                5               5
   3.625%, 12/31/12                              460             464
                                                        -------------

Total U.S. Treasury Obligations (Cost $704)                      716
---------------------------------------------------------------------

U.S. Government Agency Obligations - 3.7%
Federal National Mortgage Association
   6.000%, 01/01/37                               65              66
   5.500%, 01/01/37                              139             139
   5.000%, 05/01/37                               74              72
                                                        _____________

Total U.S. Government Agency
   Obligations (Cost $274)                                       277
_____________________________________________________________________

Foreign Bond - 2.9%
Deutschland Republic, Ser 3 (EUR)
   4.500%, 01/04/13                              147             219
                                                        _____________

Total Foreign Bond (Cost $202)                                   219
_____________________________________________________________________

Corporate Bonds - 2.7%
Abbott Laboratories
   5.150%, 11/30/12                            $   5               5
Apache
   5.250%, 04/15/13                               10              10
Astrazeneca
   5.400%, 09/15/12                               10              10
Bank One
   5.900%, 11/15/11                               25              26
Canadian Natural Resources
   6.700%, 07/15/11                                5               5
Citigroup
   6.125%, 11/21/17                                5               5
Comcast
   5.300%, 01/15/14                               25              25
Covidien International
   Finance SA 144A
   5.450%, 10/15/12                                5               5
_____________________________________________________________________

---------------------------------------------------------------------
                                             Shares/
                                           Face Amount
Description                                   (000)       Value (000)
---------------------------------------------------------------------

Corporate Bonds - continued
ERP Operating
   5.125%, 03/15/16                         $     25    $         23
General Mills
   5.650%, 09/10/12                                5               5
Lehman Brothers Holdings
   6.200%, 09/26/14                                5               5
Marathon Oil
   6.600%, 10/01/37                                5               5
PepsiCo
   5.150%, 05/15/12                                5               5
PSEG Power
   7.750%, 04/15/11                               25              27
SBC Communications
   5.100%, 09/15/14                               25              25
Starbucks
   6.250%, 08/15/17                                5               5
Tyco Electronics 144A
   6.550%, 10/01/17                                5               5
Weatherford International 144A
   5.950%, 06/15/12                                5               5
                                                        -------------

Total Corporate Bonds (Cost $199)                                201
---------------------------------------------------------------------

Investment Company - 2.5%
Index Fund-Growth-Small Cap - 0.1%
iShares Russell 2000 Growth Index Fund         70                  6
iShares Russell 2000 Index Fund                40                  3
                                                        -------------

Total Index Fund-Growth-Small Cap                                  9
---------------------------------------------------------------------

Index Fund-Value-Small Cap - 2.4%
iShares S&P SmallCap 600 Value Index
   Fund                                        2,600             182
                                                        -------------

Total Index Fund-Value-Small Cap                                 182
                                                        -------------

Total Investment Company (Cost $207)                             191
---------------------------------------------------------------------

Money Market Fund - 11.9%
Dreyfus Cash Management Fund,
   Institutional Class, 4.850%               892,673             893
                                                        -------------

Total Money Market Fund (Cost $893)                              893
---------------------------------------------------------------------

Total Investments - 108.5% (Cost $7,837)                $      8,169
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (8.5%)                      (637)
---------------------------------------------------------------------

Total Net Assets 100.0%                                 $      7,532
---------------------------------------------------------------------


As of December 31, 2007 the Portfolio had the following forward foreign currency contracts outstanding:

                                                          Unrealized
 Settlement        Currency            Currency          Appreciation
    Date          to Deliver          to Receive        (Depreciation)
 __________   _________________   __________________    ______________
  03/11/08      USD  (122,500)     EUR       83,748        $    19
  03/11/08      USD   (70,000)     JPY    7,608,825         (1,348)
  03/11/08      EUR  (114,971)     USD      170,130          1,933
                                                           _______
                                                           $   604
                                                           _______







The accompanying notes are an integral part of the financial statements.

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

* Non-income producing security.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1993. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. On December 31, 2007, the value of these securities amounted to $42 (000), representing 0.8% of the Old Mutual VA Asset Allocation Conservative Portfolio, $56 (000), representing 1.0% of the net assets of the Old Mutual VA Asset Allocation Balanced Portfolio, and $47 (000), representing 0.6% of the net assets of Old Mutual VA Asset Allocation Moderate Growth Portfolio.

(A) - Variable rate security - the rate reported represents the rate as of December 31, 2007
(B) - The rate reported represents the 7-day effective yield as of December 31, 2007.
ADR - American  Depositary  Receipt
Cl - Class
DBS - Direct  Broadcast  Satellite
EUR - Euro
GDR - Global Depositary Receipt
HMO - Health Maintenance Organization
ISP - Internet Service Provider
JPY - Japanese Yen
LP - Limited partnership
MTN - Medium Term Note
R&D - Research and Development
RElTs - Real Estate Investments Trusts
S&L - Savings and Loan
Ser - Series

Amounts designated as "-" are either $0 or have been rounded to $0. Cost figures are shown with "000s" omitted.

STATEMENTS OF ASSETS AND LIABILITIES (000, excluding shares)
AS OF DECEMBER 31, 2007

--------------------------------------------------------------------------------------------------------------------------------
                                                                              Old Mutual           Old Mutual       Old Mutual
                                                                               VA Asset             VA Asset         VA Asset
                                                                              Allocation           Allocation       Allocation
                                                                             Conservative           Balanced      Moderate Growth
                                                                               Portfolio            Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Assets:
Investment Securities, at Cost                                                  $  5,176             $  5,155         $  7,837
--------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at Value                                                 $  5,397             $  5,461         $  8,169
Receivable for Investment Securities Sold                                             15                   18               79
Receivable from Investment Advisor                                                    12                   22               22
Dividends and Interest Receivable                                                     57                   40               29
Unrealized Gain on Forward Foreign Currency Contracts                                  5                    3                2
Foreign Currency (cost $10, $9, and $-, respectively)                                 10                    9                -
Other Assets                                                                           4                    4                4
--------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                  5,500                5,557            8,305
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable to Custodian                                                                  12                    7                -
Payable for Investment Securities Purchased                                           21                   22              522
Payable for Management Fees                                                            4                    4                7
Unrealized Loss on Forward Foreign Currency Contracts                                  3                    2                1
Payable to Custodian Due to Foreign Currency Overdraft                                 -                    -              164
Accrued Expenses                                                                      59                   79               79
--------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                99                  114              773
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                      $  5,401             $  5,443         $  7,532
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid-in Capital ($0.001 par value, unlimited authorization)                     $  5,178             $  5,132         $  7,225
Undistributed Net Investment Income / (Accumulated Net Investment Loss)               (3)                   1                1
Accumulated Net Realized Gain (Loss) on Investments                                    2                    2              (27)
Net Unrealized Appreciation on Investments, Forward Foreign
   Currency Contracts and Foreign Currency Transactions                              224                  308              333
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                      $  5,401             $  5,443         $  7,532
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - Initial Class                                                      $  5,241             $  5,313         $  5,392
Net Assets - Service Class                                                           160                  130            2,140
--------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Initial Class                        501,663              500,236          496,382
Outstanding Shares of Beneficial Interest - Service Class                         15,449               12,309          199,836
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Initial Class ^      $  10.45             $  10.62         $  10.86
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Service Class ^      $  10.38             $  10.57         $  10.71
--------------------------------------------------------------------------------------------------------------------------------

^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------
                                                                              Old Mutual       Old Mutual       Old Mutual
                                                                               VA Asset         VA Asset         VA Asset
                                                                              Allocation       Allocation       Allocation
                                                                             Conservative       Balanced      Moderate Growth
                                                                               Portfolio        Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                 $  50               $  76           $ 103
     Interest                                                                    165                  92              43
     Less: Foreign Taxes Withheld                                                 (1)                 (3)             (3)
-----------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                214                 165             143
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                              44                  47              51
     Administrative Fees                                                           5                   5               5
     Distribution Fees                                                             -                   -               1
     Printing Fees                                                                11                  11              11
     Professional Fees                                                            40                  43              43
     Custodian Fees                                                               19                  51              54
     Pricing Fees                                                                 28                  40              39
     Offering Cost                                                                38                  38              38
     Transfer Agent Fees                                                          18                  18              18
     Other Expenses                                                                7                   8               7
-----------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                         210                 261             267
-----------------------------------------------------------------------------------------------------------------------------
Less:
     Waiver of Management Fees                                                   (44)                (47)            (51)
     Reimbursement of Expenses by Advisor                                       (114)               (158)           (156)
-----------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                            52                  56              60
-----------------------------------------------------------------------------------------------------------------------------
     Net Investment Income                                                       162                 109              83
-----------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from Investment Transactions                               14                  37              17
     Net Realized Loss on Foreign Currency Transactions                          (52)                (32)             (7)
     Net Change in Unrealized Appreciation on Investments                        221                 306             332
     Net Change in Unrealized Appreciation on Forward Foreign
          Currency Contracts and Foreign Currency Transactions                     3                   2               1
-----------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                             186                 313             343
-----------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                          $ 348               $ 422           $ 426
-----------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Old Mutual            Old Mutual            Old Mutual
                                                                       VA Asset              VA Asset              VA Asset
                                                                      Allocation            Allocation            Allocation
                                                                     Conservative            Balanced           Moderate Growth
                                                                       Portfolio             Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                                   1/1/07   12/29/06*     1/1/07   12/29/06*     1/1/07   12/29/06*
                                                                     to        to          to         to           to        to
                                                                  12/31/07  12/31/06     12/31/07  12/31/06     12/31/07  12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities
     Net Investment Income                                         $  162     $    -      $  109    $     -      $   83     $    -
     Net Realized Gain (Loss) from Investments
          and Foreign Currency Transactions                           (38)         -           5          -          10          -
     Net Change in Unrealized Appreciation on Investments
          and Foreign Currency Transactions                           224          -         308          -         333          -
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations             348          -         422          -         426          -
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
          Initial Class                                              (108)         -         (74)         -         (36)         -
          Service Class                                                (4)         -          (2)         -         (37)         -
     Net Realized Gains from Investment Transactions
          Initial Class                                               (13)         -         (34)         -         (33)         -
          Service Class                                                 -          -          (1)         -         (13)         -
------------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                               (125)         -        (111)         -        (119)         -
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
     Initial Class
     Shares Issued                                                      -      4,900           -      4,900           -      4,900
     Shares Issued upon Reinvestment of Distributions                 121          -         108          -          69          -
     Shares Redeemed                                                    -          -           -          -           -          -
------------------------------------------------------------------------------------------------------------------------------------
     Total Initial Class Capital Share Transactions                   121      4,900         108      4,900          69      4,900
------------------------------------------------------------------------------------------------------------------------------------
     Service Class
     Shares Issued                                                     53        100          22        100       2,111        100
     Shares Issued upon Reinvestment of Distributions                   4          -           3          -          50          -
     Shares Redeemed                                                    -          -          (1)         -          (5)         -
------------------------------------------------------------------------------------------------------------------------------------
     Total Service Class Capital Share Transactions                    57        100          24        100       2,156        100
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from Capital Shares Transactions  178      5,000         132      5,000       2,225      5,000
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets                                     401      5,000         443      5,000       2,532      5,000
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Year                                              5,000          -       5,000          -       5,000          -
------------------------------------------------------------------------------------------------------------------------------------
     End of Year                                                   $5,401     $5,000      $5,443    $ 5,000      $7,532     $5,000
------------------------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income /
          (Accumulated Net Investment Loss)                        $   (3)    $    -      $    1    $     -      $    1     $    -
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
     Initial Class
     Shares Issued                                                      -        490           -        490           -        490
     Shares Issued upon Reinvestment of Distributions                  12          -          10          -           6          -
     Shares Redeemed                                                    -          -           -          -           -          -
------------------------------------------------------------------------------------------------------------------------------------
     Total Initial Class Share Transactions                            12        490          10        490           6        490
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
     Service Class
     Shares Issued                                                      5         10           2         10         186         10
     Shares Issued upon Reinvestment of Distributions                   -          -           -          -           5          -
     Shares Redeemed                                                    -          -           -          -           -          -
------------------------------------------------------------------------------------------------------------------------------------
     Total Service Class Share Transactions                             5         10           2         10         191         10
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Shares Outstanding                                17        500          12        500         197        500
------------------------------------------------------------------------------------------------------------------------------------

* Portfolios commenced  operations on December,  29, 2006.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE FISCAL YEAR ENDED DECEMBER 31, 2007

           Net                            Net
          Asset                       Realized and                   Dividends       Distributions      Total            Net
          Value,         Net          Unrealized        Total        from Net           from          Dividends      Asset Value,
        Beginning     Investment        Gains           From        Investment         Capital           and             End
        of Period     Income (1)     on Securities    Operations      Income            Gains        Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL VA ASSET ALLOCATION CONSERVATIVE PORTFOLIO

Initial Class
2007*    $10.00         $0.32            $0.38          $0.70         $(0.22)         $(0.03)         $ (0.25)          $10.45
Service Class
2007*    $10.00         $0.30            $0.37          $0.67         $(0.26)         $(0.03)         $ (0.29)          $10.38
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL VA ASSET ALLOCATION BALANCED PORTFOLIO

Initial Class
2007*    $10.00         $0.22            $0.62          $0.84         $(0.15)         $(0.07)         $ (0.22)          $10.62
Service Class
2007*    $10.00         $0.19            $0.63          $0.82         $(0.18)         $(0.07)         $ (0.25)          $10.57
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL VA ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

Initial Class
2007*    $10.00         $0.16            $0.84          $1.00         $(0.07)         $(0.07)         $ (0.14)          $10.86
Service Class
2007*    $10.00         $0.13            $0.84          $0.97         $(0.19)         $(0.07)         $ (0.26)          $10.71
------------------------------------------------------------------------------------------------------------------------------------


                                                              Ratio
                                                            of Expenses    Ratio of
                                                            to Average       Net
                                                            Net Assets    Investment
                                   Net          Ratio       (Excluding      Income
                               Assets, End   of Expenses    Waivers and     (Loss)      Portfolio
                     Total      of Period     to Average      Expense     to Average    Turnover
                     Return       (000)       Net Assets    Reductions)   Net Assets      Rate
----------------------------------------------------------------------------------------------------
OLD MUTUAL VA ASSET ALLOCATION CONSERVATIVE PORTFOLIO

Initial Class
2007*                6.99%       $5,241        1.00%           3.80%         3.13%          101.66%
Service Class
2007*                6.69%       $  160        1.25%          16.97%         2.89%          101.66%
----------------------------------------------------------------------------------------------------
OLD MUTUAL VA ASSET ALLOCATION BALANCED PORTFOLIO

Initial Class
2007*                8.42%       $5,313        1.05%           4.68%         2.08%          103.09%
Service Class
2007*                8.17%       $  130        1.30%          17.70%         1.82%          103.09%
----------------------------------------------------------------------------------------------------
OLD MUTUAL VA ASSET ALLOCATION MODERATE GROWTH PORTFOLIO

Initial Class
2007*               10.01%       $5,392        1.05%           4.49%         1.48%           82.26%
Service Class
2007*                9.70%       $2,140        1.30%           7.72%         1.24%           82.26%
----------------------------------------------------------------------------------------------------

(*) Portfolios commenced operations on December 29, 2006.
(1) Per share amounts for the period are calculated based on average outstanding shares.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Funds I (the "Trust"), organized as a Delaware statutory trust effective May 27, 2004, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers fifteen series portfolios, three of which are covered by this Annual Report: the Old Mutual VA Asset Allocation Conservative Portfolio (the "VA Conservative Portfolio"), the Old Mutual VA Asset Allocation Balanced Portfolio (the "VA Balanced Portfolio") and the Old Mutual VA Asset Allocation
Moderate Growth Portfolio (the "VA Moderate Growth Portfolio") (each also referenced herein as a "Portfolio", and collectively the "Portfolios"). The Portfolios commenced operations on December 29, 2006. The Trust's other series portfolios, whose financial statements are presented separately, are the Old Mutual Asset Allocation Conservative Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio, the Old Mutual Asset Allocation Growth Portfolio, the Old Mutual Analytic Defensive Equity Fund, the Old Mutual Analytic Global Defensive Equity Fund, the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual International Equity Fund, the Old Mutual International Bond Fund, the Old Mutual Provident Mid-Cap Growth Fund and the Old Mutual Copper Rock Emerging Growth Fund. In addition, the Trust has registered three other portfolios, the Old Mutual VA Asset Allocation Growth Portfolio, the Old Mutual Analytic VA Defensive Equity Portfolio and the Old Mutual Analytic VA Global Defensive Equity Portfolio; however, these portfolios are not currently offered.

Shareholders may purchase shares of the Portfolios through two separate classes, the Initial Class and Service Class shares. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Portfolio represents an equal proportionate interest in that Portfolio. Each Portfolio is classified as a diversified management investment company. The Portfolios' prospectuses provide a description of each Portfolio's investment objective, policies and investment strategies. Each Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by life insurance companies.

In the normal course of business, the Portfolios may enter into various agreements that provide for general indemnifications. Each Portfolio's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Portfolio. However, based on experience, the Portfolios expect the risk of loss to be remote.


2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Portfolios.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investment securities of a Portfolio, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (the "Valuation Time"), or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Portfolios use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a Portfolio's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

AS OF DECEMBER 31, 2007

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Portfolio's investment advisor, Old Mutual Capital, Inc. (the "Advisor") determines that use of another fair valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Portfolios calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments, if applicable. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Portfolios are declared at least annually, if available. Distributions of net realized capital gains, for each Portfolio, are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Portfolios accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - The Portfolios may enter into forward foreign currency contracts as hedges against specific transactions, portfolio positions or anticipated portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Portfolios realize gains and losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Portfolios could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Board requires that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

TBA Purchase Commitments - The Portfolios may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Portfolio's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - The Portfolios may enter into mortgage dollar rolls (principally using TBAs) in which each Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Portfolio accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Translation - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Portfolios report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Futures Contracts - The Portfolios may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Portfolios will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolios each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate the futures transaction.

Options - The Portfolios may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Offering Costs - All offering costs incurred with the start up of the Portfolios are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of December 31, 2007, the Portfolios have fully amortized their offering costs.

Other - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class specific expenses, such as distribution fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day. The Portfolios have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

AS OF DECEMBER 31, 2007


3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a direct, wholly owned subsidiary of OM Group (UK) Limited, which is, in turn, a direct, wholly owned subsidiary of Old Mutual plc., a London-Exchange listed international financial services firm. The Portfolios and the Advisor are parties to an Investment Advisory Agreement (the "Advisory Agreement"), under which the Advisor is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio, as follows:


                                                                      Management Fee                   Asset Level
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Conservative Portfolio                     0.850%               Less than $1 billion
                                                                          0.825%               Between $1 billion - $2 billion
                                                                          0.800%               Between $2 billion - $3 billion
                                                                          0.775%               Greater than $3 billion

Old Mutual VA Asset Allocation Balanced Portfolio                         0.900%               Less than $1 billion
                                                                          0.875%               Between $1 billion - $2 billion
                                                                          0.850%               Between $2 billion - $3 billion
                                                                          0.825%               Greater than $3 billion

Old Mutual VA Asset Allocation Moderate Growth Portfolio                  0.900%               Less than $1 billion
                                                                          0.875%               Between $1 billion - $2 billion
                                                                          0.850%               Between $2 billion - $3 billion
                                                                          0.825%               Greater than $3 billion
------------------------------------------------------------------------------------------------------------------------------------


At December 31, 2007, the Advisor owns 99%, 100% and 73% of the VA Conservative Portfolio, VA Balanced Portfolio and the VA Moderate Growth Portfolio, respectively. At December 31, 2007, the separate accounts of OM Financial Life Company, a wholly owned subsidiary of OMUSH, owns 1% and 27% of the VA Conservative Portfolio and the VA Moderate Growth Portfolio, respectively.

Expense Limitation Agreement - In the interest of limiting expenses of the Portfolios, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement") pursuant to which the Advisor has agreed, in writing, to waive or limit its fees and to assume other expenses of the Portfolios through December 31, 2008, to the extent necessary to limit the total annual expenses to a specified percentage of the Portfolios' average daily net assets as follows:

                                                                                 Class                       Limit
------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Conservative Portfolio                         Initial Class                  1.00%
                                                                              Service Class                  1.25%

Old Mutual VA Asset Allocation Balanced Portfolio                             Initial Class                  1.05%
                                                                              Service Class                  1.30%

Old Mutual VA Asset Allocation Moderate Growth Portfolio                      Initial Class                  1.05%
                                                                              Service Class                  1.30%
------------------------------------------------------------------------------------------------------------------------------


The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by the Portfolios of the Management Fees waived and other expenses paid by the Advisor pursuant to the applicable Expense Limitation Agreement may be made at a later date when a Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Portfolio to exceed the expense limitation in effect at the time the expenses were reimbursed.

At December 31, 2007, the Advisor may seek reimbursement of previously waived and reimbursed fees (expiring December 31, 2010) as follows (000):

Old Mutual VA Asset Allocation Conservative Portfolio       $158
Old Mutual VA Asset Allocation Balanced Portfolio           $205
Old Mutual VA Asset Allocation Moderate Growth Portfolio    $207

Sub-Advisory Agreements - The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "Ibbotson Sub-Advisory Agreement") with Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson is a wholly owned subsidiary of Ibbotson Associates, Inc., which is a wholly owned subsidiary of Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of each of the Portfolios, which is computed and paid monthly at an annual rate equal to the greater of (i) 0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million, 0.06% for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion, 0.04% for average daily net assets from $1 billion to $2 billion, and 0.03% for average daily net assets over $2 billion, or (ii) a minimum annual fee of $100,000.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "Acadian Sub-Advisory Agreement") with Acadian Asset Management, LLC ("Acadian"). Acadian is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement, Acadian is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolios managed by Acadian, which is computed and paid monthly at an annual rate of 0.45%.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "Analytic Sub-Advisory Agreement") with Analytic Investors, LLC ("Analytic"). Analytic is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory Agreement, Analytic is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolios managed by Analytic, which is computed and paid monthly at an annual rate of 0.35%.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "BHMS Sub-Advisory Agreement") with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"). Barrow Hanley is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the BHMS Sub-Advisory Agreement, Barrow Hanley is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolios managed by Barrow Hanley, which is computed and paid monthly at an annual rate of 0.15% for the U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate, 0.35% for the U.S. Large Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate and 0.50% for the U.S. Small Cap Value mandate.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "Clay Finlay Sub-Advisory Agreement") with Clay Finlay Inc. ("Clay Finlay"). Clay Finlay is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Clay Finlay Sub-Advisory Agreement, Clay Finlay is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the managed by Clay Finlay, which is computed and paid monthly at an annual rate of 0.45% for the International Large Cap Equity mandate and 0.50% for the Emerging Markets Equity mandate.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement ("the Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). OMUSH owns 60% of the limited liability company interests of Copper Rock. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper Rock is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolios managed by Copper Rock, which is computed and paid monthly at an annual rate of 0.55%.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "Dwight Sub-Advisory Agreement") with Dwight Asset Management Company ("Dwight"). Dwight is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Dwight Sub-Advisory Agreement, Dwight is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolios managed by Dwight, which is computed and paid monthly at an annual rate of 0.10% for the Cash Management mandate, 0.15% for the U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate and 0.25% for the U.S. High Yield Fixed Income mandate.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement, (the "Heitman Sub-Advisory Agreement") with Heitman Real Estate Securities LLC ("Heitman"). Heitman is a wholly owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by Heitman senior executives and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Heitman Sub-Advisory Agreement, Heitman is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of each Portfolio's average daily net assets so managed, which is computed and paid monthly at an annual rate of 0.40%.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "LRC Sub-Advisory Agreement") with Liberty Ridge Capital, Inc. ("Liberty Ridge"). Liberty Ridge is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the LRC Sub-Advisory Agreement, Liberty Ridge is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolios managed by Liberty Ridge, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Growth mandate, 0.35% for the U.S. Large Cap Blend mandate, 0.40% for the All Cap Blend mandate, 0.45% for the U.S. Mid Cap Equity mandate, 0.45% for the U.S. Mid Cap Growth mandate, 0.50% for the U.S. Small Cap Growth mandate and 0.50% for the U.S. Small Cap Blend mandate.

AS OF DECEMBER 31, 2007

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "Provident Sub-Advisory Agreement") with Provident Investment Counsel, Inc. ("Provident"). Provident is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Provident Sub-Advisory Agreement, Provident is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolios managed by Provident, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Growth mandate and 0.45% for the U.S. Mid Cap Growth mandate.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "Rogge Sub-Advisory Agreement") with Rogge Global Partners PLC ("Rogge"). Rogge is a majority owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Rogge Sub-Advisory Agreement for the Portfolios, Rogge is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolios managed by Rogge, which is computed and paid monthly at an annual rate of 0.25%.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "THB Sub-Advisory Agreement") with Thomson Horstmann & Bryant, Inc. ("THB"). THB is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the THB Sub-Advisory Agreement, THB is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolios managed by THB, which is computed and paid monthly at an annual rate of 0.60% for the Small Cap Value mandate and 0.50% for the Mid Cap Value mandate.

The Trust, on behalf of the Portfolios, and the Advisor have entered into a sub-advisory agreement (the "TS&W Sub-Advisory Agreement") with Thompson, Siegel & Walmsley, LLC ("TS&W"). TS&W is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the TS&W Sub-Advisory Agreement, TS&W is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Portfolios managed by TS&W, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Value mandate, 0.40% for the U.S. All Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate, 0.475% for the U.S. Small/Mid Cap Value mandate and 0.50% for the U.S. Small Cap Value mandate.

Each Sub-Advisory Agreement obligates the Sub-Advisor,  other than Ibbotson, to:
(i) manage the investment operations of the assets managed by the sub-advisor and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with the Portfolio's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-advisor and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of the Portfolio and what portion of the assets managed by the sub-advisor will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold on behalf of the Portfolio in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board or the Advisor may direct from time to time, in conformity with federal securities laws. The Ibbotson Sub-Advisory Agreement obligates Ibbotson to: (i) serve as the strategic asset allocation consultant and sub-advisor to the Advisor for investment model creation and maintenance of each Portfolio, consistent with the selection of sub-advisors, based upon Ibbotson's recommendations related to appropriate market sectors and investment strategies;
(ii) recommend a continuous investment allocation program for each Portfolio in accordance with each Portfolio's respective investment objectives, policies and restrictions as stated in such Portfolio's prospectus; and (iii) monitor and make recommendations to the Advisor regarding possible changes to the sub-advisors and their investment strategies.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the Advisor, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Portfolio's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:


                                                                 Annual
   Average Daily Net Assets                                     Fee Rate
----------------------------------------------------------------------------
$0 to $500 million                                               0.10%
> $500 million to $1 billion                                     0.09%
> $1 billion up to $1.5 billion                                  0.08%
> $1.5 billion                                                   0.07%
----------------------------------------------------------------------------


The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Administrator and Bank of New York (the "Sub-Administrator") entered into a sub-administration and accounting agreement (the "BNY Sub-Administration Agreement") effective November 5, 2007 pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. Under the BNY Sub-Administration Agreement, the Administrator pays the Sub-Administrator the following fees at an annual rate based on the combined average daily gross assets of the Trust, Old Mutual Funds II and Old Mutual Insurance Series Fund (the "Old Mutual Complex") of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. Certain minimum fees also apply. The BNY Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by BNY, except those arising out of BNY's (or it's delegee's or agent's if such delegee or agent is a subsidiary of the Sub-Advisor) negligence or wilful misconduct or BNY's failure to act in good faith. The BNY Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty days prior written notice to the other party

Prior to November 5, 2007, SEI Investments Global Funds Services served as the sub-administrator to the Portfolios (the "Former Sub-Administrator") pursuant to a sub-administrative services agreement (the "SEI Sub-Administrative Agreement") entered into with the Administrator. Under the SEI Sub-Administrative Agreement, the Administrator paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% on the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.0100% of the excess over $20 billion and (B) a fee based on the aggregate number of Portfolios of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per
Portfolio, depending on the total number of portfolios. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement related, except a loss resulting from wilful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distributor - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for servicing in such capacity, except as provided in separate Distribution and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for Service Class Shares pursuant to Rule 12b-1 under the 1940 Act to enable the Service Class Shares of each Portfolio to directly and indirectly bear certain expenses relating to the distribution of such shares. The Distribution Plan is a compensation plan, which means that it compensates the Distributor or third-party broker-dealer or other financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plan for Service Class Shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of the Service Class Shares, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Service Class Shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Service Class Shares, as set forth in the then current Prospectus or Statement of Additional Information with respect to Service Class Shares and interest and other financing costs. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Advisor, or Sub-Advisors may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust had a direct or indirect financial interest in the operation of the Distribution Plan or any related agreement.

Of the distribution fees the Distributor received for the year ended December 31, 2007, it retained the following:


                                                         Distribution Fees
                                                           Service Class
----------------------------------------------------------------------------
Old Mutual VA Asset Allocation Conservative Portfolio         $ 277
Old Mutual VA Asset Allocation Balanced Portfolio               278
Old Mutual VA Asset Allocation Moderate Growth Portfolio      1,089
----------------------------------------------------------------------------


Transfer Agent - DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Portfolios. From time to time, the Portfolios may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Portfolios to persons who beneficially own interests in the Portfolios.

Custodian - Effective November 5, 2007, Bank of New York serves as the custodian for the Portfolios. Prior to November 5, 2007, U.S. Bank, N.A. served as the custodian for the Portfolios.

Officers and Trustees of the Portfolios who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor received no compensation from the Portfolios.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF DECEMBER 31, 2007


4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the Portfolios, for the year ended December 31, 2007 were as follows:

                                                                        Purchases (000)               Sales and Maturities (000)
                                                                  -----------------------------      -------------------------------
                                                                     Other     U.S. Government           Other     U.S. Government
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Conservative Portfolio               $4,767        $5,080                $1,862        $3,071
Old Mutual VA Asset Allocation Balanced Portfolio                    7,076         2,988                 3,199         1,975
Old Mutual VA Asset Allocation Moderate Growth Portfolio             9,528         1,844                 3,580           864
------------------------------------------------------------------------------------------------------------------------------------


5. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

The Portfolios adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Portfolio's tax returns to determine whether these positions meet a "more-likely-than-not" standard that based on the technical merits have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.

FIN 48 requires management of the Portfolios to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the twelve-month period ended December 31, 2007, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2007, primary attributable to reclassification of capital gain distributions on Real Estate Investment Trust Securities and foreign currency translation were reclassified to the following accounts.

                                                                  Decrease               Increase
                                                             Undistributed Net         Accumulated Net
                                                          Investment Income (000)  Realized Gain/(Loss) (000)
--------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Conservative Portfolio              $(53)                    $53
Old Mutual VA Asset Allocation Balanced Portfolio                   (32)                     32
Old Mutual VA Asset Allocation Moderate Growth Portfolio             (9)                      9
--------------------------------------------------------------------------------------------------------------

The tax character of dividends and distributions declared during the year ended December 31, 2007 were as follows:


                                                               Ordinary
                                                             Income (000)
---------------------------------------------------------------------------
Old Mutual VA Asset Allocation Conservative Portfolio            $125
Old Mutual VA Asset Allocation Balanced Portfolio                 111
Old Mutual VA Asset Allocation Moderate Growth Portfolio          119
---------------------------------------------------------------------------

As of December 31, 2007, the components of Distributable Earnings/(Accumulated Losses) were as follows:


                                                          Undistributed  Undistributed     Unrealized
                                                            Ordinary       Long-Term      Appreciation/    Post October
                                                             Income      Capital Gain     (Depreciation)     Losses      Total
                                                             (000)           (000)           (000)            (000)      (000)
------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Conservative Portfolio         $10            $-              $219            $(6)       $223
Old Mutual VA Asset Allocation Balanced Portfolio              15             2               298             (4)        311
Old Mutual VA Asset Allocation Moderate Growth Portfolio        2             -               317            (12)        307
------------------------------------------------------------------------------------------------------------------------------


Post-October losses represent losses realized on investment transactions from November 1, 2007 through December 31, 2007 that in accordance with federal income tax regulations the Portfolios may elect to defer and treat as having arisen in the following fiscal year.

Amounts designated as "-" are either $0 or have been rounded to $0.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments held by each Portfolio at December 31, 2007 were as follows:


                                                                                                                  Net Unrealized
                                                                       Federal     Unrealized      Unrealized      Appreciation/
                                                                      Tax Cost    Appreciation    Depreciation    (Depreciation)
                                                                        (000)        (000)           (000)            (000)
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Conservative Portfolio                  $5,180         $343           $(126)            $217
Old Mutual VA Asset Allocation Balanced Portfolio                       5,163          512            (214)             298
Old Mutual VA Asset Allocation Moderate Growth Portfolio                7,852          669            (352)             317
------------------------------------------------------------------------------------------------------------------------------------


6. FOREIGN HOLDINGS RISK
--------------------------------------------------------------------------------

Each Portfolio may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.


7. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Funds I, Old Mutual Funds II and Old Mutual Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for purposes of this Note 7, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their net assets.

The Portfolios had no outstanding borrowings or loans related to interfund lending at any time during the year ended December 31, 2007.


8. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In September  2006,  FASB issued  Statement on  Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Portfolios do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual VA Asset Allocation Conservative Portfolio, Old Mutual VA Asset Allocation Balanced Portfolio and Old Mutual VA Asset Allocation Moderate Growth Portfolio (three of the fifteen funds constituting Old Mutual Funds I, hereafter referred to as the "Funds") at December 31, 2007 and the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Denver, Colorado
February 22, 2008

NOTICE TO SHAREHOLDERS (Unaudited)

For purposes of the Internal Revenue Code, the portfolio is designating the following items with regard to distributions paid during the fiscal year ended December 31, 2007.


                               Dividends Qualifying
                                    Ordinary           For Corporate Dividends       Qualified             Qualified
Fund                            Income Distributions   Receivable Deduction (1)    Dividend Income (2)  Interest Income (3)
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation
  Conservative Portfolio            $125,430                   9.50%                   13.65%                76.83%
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation
  Balanced Portfolio                 111,019                  19.26%                   26.38%                70.10%
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation
  Moderate Growth Portfolio          119,017                  25.45%                   32.59%                39.91%
---------------------------------------------------------------------------------------------------------------------------

(1) Qualifying   dividends  represent  dividends  which  qualify  for  corporate dividend received deduction and is reflected as a percentage of "Ordinary Income Distributions"

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of the Portfolio to designate the maximum amount permitted by law.

(3) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of "Ordinary Income Distributions" that is exempt from U.S. withholding tax when paid to foreign investors.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 888.772.2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information about how the Portfolios voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007 will be available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

PORTFOLIO EXPENSES EXAMPLE (Unaudited)


Six Month Hypothetical Expense Example - December 31, 2007

Example. As a shareholder of a Portfolio you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs. Portfolio-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2007.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. The Example does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs nor do they reflect any additional charges that may be imposed under variable annuity contracts or variable life insurance policies. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                          Annualized      Expenses
                                                                            Beginning       Ending         Expense          Paid
                                                                             Account       Account          Ratios         During
                                                                              Value         Value        For the Six      Six Month
                                                                             7/1/07        12/31/07      Month Period      Period*
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Conservative Portfolio - Initial Class
     Actual Fund Return                                                     $1,000.00     $1,033.70          1.00%          $5.13
     Hypothetical 5% Return                                                  1,000.00      1,020.16          1.00%           5.09
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Conservative Portfolio - Service Class
     Actual Fund Return                                                      1,000.00      1,032.80          1.25%           6.40
     Hypothetical 5% Return                                                  1,000.00      1,018.90          1.25%           6.36
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Balanced Portfolio - Initial Class
     Actual Fund Return                                                      1,000.00      1,019.90          1.05%           5.35
     Hypothetical 5% Return                                                  1,000.00      1,019.91          1.05%           5.35
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Balanced Portfolio - Service Class
     Actual Fund Return                                                      1,000.00      1,019.50          1.30%           6.62
     Hypothetical 5% Return                                                  1,000.00      1,018.65          1.30%           6.61
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Moderate Growth Portfolio - Initial Class
     Actual Fund Return                                                      1,000.00      1,020.50          1.05%           5.35
     Hypothetical 5% Return                                                  1,000.00      1,019.91          1.05%           5.35
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual VA Asset Allocation Moderate Growth Portfolio - Service Class
     Actual Fund Return                                                      1,000.00      1,019.50          1.30%           6.62
     Hypothetical 5% Return                                                  1,000.00      1,018.65          1.30%           6.61
------------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the one-half year period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST - As of December 31, 2007 (Unaudited)


The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237.

--------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------
                         Position(s)    Term of Office*
                         Held with      and Length of              Principal Occupation(s)
Name and Age             the Trust      Time Served                During Past 5 Years
--------------------------------------------------------------------------------------------------------------
L. Kent Moore            Chairman       Trustee since      Partner, WillSource Enterprise, LLC (oil and gas
(Age: 52)                of the         2004               exploration and production), since November
                         Board and                         2005. Managing Director,  High Sierra Energy,
                         Trustee                           LP (holding company of natural resource
                                                           related businesses), 2004 - 2005.
--------------------------------------------------------------------------------------------------------------
John R. Bartholdson      Trustee        Trustee since      Retired. Chief Financial Officer, The Triumph
(Age: 63)                               2004               Group, Inc. (manufacturing),
                                                           1992 - April 2007.
--------------------------------------------------------------------------------------------------------------
Robert M. Hamje          Trustee        Trustee since      Retired. President and Chief Investment Officer,
(Age: 65)                               2004               TRW Investment Management Company
                                                           (investment management), 1984 - 2003.
--------------------------------------------------------------------------------------------------------------
Jarrett B. Kling         Trustee        Trustee since      Managing Director, ING Clarion Real Estate
(Age: 64)                               2004               Securities (investment adviser).
--------------------------------------------------------------------------------------------------------------


Interested Trustee and Advisory Trustee
--------------------------------------------------------------------------------------------------------------
Julian F. Sluyters **    Interested     Trustee,           President and Chief Operating Officer,
(Age: 47)                Trustee,       President,         Old Mutual Capital, Inc., since September
                         President,     and Principal      2006. President and Chief Executive Officer,
                         and            Executive          Scudder family of funds, 2004 - December
                         Principal      Officer since      2005. Managing Director, UBS Global Asset
                         Executive      2006               Management, and President and Chief
                         Officer                           Executive Officer, UBS Fund Services,
                                                           2001 - 2003.
--------------------------------------------------------------------------------------------------------------
Walter W. Driver, Jr.*** Advisory       Advisory           Chairman - Southeast, Goldman Sachs & Co.,
(Age: 62)                Trustee        Trustee since      since January 2006. Chairman, King & Spalding
                                        2006               LLP (law firm), 1970 - January 2006.
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------
                             Number of
                          Funds in the Old
                        Mutual Fund Complex
                            Overseen by              Other Directorships
Name and Age                 by Trustee                 Held by Trustee
--------------------------------------------------------------------------------
L. Kent Moore                  18             Foothills Energy Ventures, LLC,
(Age: 52)                                     TS&W/Claymore Tax-Advantaged
                                              Balanced  Fund,  and Old  Mutual/
                                              Claymore Long Short Fund.
--------------------------------------------------------------------------------
John R. Bartholdson            49             Old Mutual Insurance Series
(Age: 63)                                     Fund, Old Mutual Funds II, ING
                                              and ING Clarion Global Real
                                              Estate Income Fund.
--------------------------------------------------------------------------------
Robert M. Hamje                18             TS&W/Claymore Tax-Advantaged
(Age: 65)                                     Balanced Fund and Old Mutual/
                                              Claymore Long-Short Fund.
--------------------------------------------------------------------------------
Jarrett B. Kling               18             Hirtle Callaghan Trust, ING
(Age: 64)                                     Clarion Real Estate Income Fund,
                                              ING Clarion Global Real Estate
                                              Income Fund, and ING Clarion.
--------------------------------------------------------------------------------


Interested Trustee and Advisory Trustee
--------------------------------------------------------------------------------
Julian F. Sluyters **          18               None
(Age: 47)
--------------------------------------------------------------------------------
Walter W. Driver, Jr.***       18               Total Systems Services, Inc.
(Age: 62)
--------------------------------------------------------------------------------

* Trustee of the Trust until such time as his or her successor is duly elected and appointed.

** Mr. Sluyters is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Adviser.

*** Mr. Driver  commenced  service as a Trustee in May 2005.  Effective  January
    20, 2006, he resigned as a Trustee. Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position(S)              Term of Office*
                         Held with                Length of Time       Principal Occupation(s)
Name and Age             the Trust                Served               During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President and       Since 2005           Senior Vice President and Chief Compliance Officer,
(Age: 60)                Chief Compliance                              Old Mutual Capital, Inc., Old Mutual Investment Partners,
                         Officer                                       and Old Mutual Fund Services, Inc., since 2005. Chief
                                                                       Compliance Officer, Old Mutual Funds II and Old Mutual
                                                                       Insurance Series Fund, since 2005. Senior Vice President and
                                                                       Director of Compliance, Calamos Advisors LLC, 2004 - 2005.
                                                                       Vice President and Chief Compliance Officer, Invesco Funds
                                                                       Group, Inc. 1996 - 2004.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice President and       Since 2005           Senior Vice President, Secretary, and General Counsel,
(Age: 46)                Secretary                                     Old Mutual Capital, Inc., since 2005. Executive Vice
                                                                       President (2004 - May 2005), General Counsel and Secretary
                                                                       (2002 - 2005 and January 1998 - October 1998), and Vice
                                                                       President (2002 - 2004), ICON Advisors, Inc. Director of
                                                                       ICON Management & Research Corporation (2003 - 2005).
                                                                       Executive Vice President (2004 - 2005), General Counsel and
                                                                       Secretary (2002 - 2005) and Vice President (2002 - 2004),
                                                                       ICON Distributors, Inc. Executive Vice President and
                                                                       Secretary, ICON Insurance Agency, Inc. (2004 - 2005).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant Secretary      Since 2005           Vice President (since 2006) and Associate General Counsel
(Age: 38)                                                              (since 2005), Old Mutual Capital, Inc. Associate General
                                                                       Counsel, Founders Asset Management LLC, 2002 - 2005.
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly          Treasurer and            Since 2006           Vice President, Old Mutual Capital, Inc. and Old Mutual Fund
(Age: 38)                Principal Financial                           Services, since October 2006. Vice President of Portfolio
                         Officer                                       Accounting, Founders Asset Management LLC, 2000 -
                                                                       September 2006.
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan          Assistant Treasurer      Since 2006           Fund Services Manager, Old Mutual Capital, Inc., since July
(Age: 41)                                                              2006. Fund Accounting Supervisor, Janus Capital Group, 2003
                                                                       - July 2006. Senior Fund Accountant, Janus Capital
                                                                       Management L.L.C., 2001 - 2003.
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns         Assistant Treasurer      Since 2006           Regulatory Reporting Manager, Old Mutual Fund Services,
(Age: 31)                                                              since August 2006. Manager (2004 - July 2006) and Senior
                                                                       Associate (2001 - 2004), PricewaterhouseCoopers LLP.
------------------------------------------------------------------------------------------------------------------------------------


  * Officer of the Trust until such time as his or her successor is duly elected and qualified.

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS (Unaudited)


Summary of Amendment to Investment Advisory Agreement Approved by the Board

Old  Mutual VA Asset  Allocation  Conservative  Portfolio,  Old  Mutual VA Asset
Allocation Balanced Portfolio, Old Mutual VA Asset Allocation Moderate Growth Portfolio, and Old Mutual VA Asset Allocation Growth Portfolio (the "VA Asset Allocation Portfolios" or the "Portfolios").

Old Mutual Capital, Inc. ("OMCAP" or the "Advisor"). On November 29, 2007, the Board approved an amendment to Schedule A of the existing Investment Advisory Agreement with OMCAP on behalf of the VA Asset Allocation Portfolios, to be effective on or around April 7, 2008 and continue through September 29, 2008 (the "Amendment"), to reflect the reduction of advisory fees for the VA Asset Allocation Portfolios in conjunction with the Board's approval of the use of a fund of funds structure for those Portfolios.

The following discussion outlines the background of the proposal and the Board's considerations.

Description of Advisor

Old Mutual Capital, Inc.

OMCAP was formed and registered as an investment advisor with the Securities and Exchange Commission ("SEC") in May 2004. OMCAP is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. As of December 31, 2007, OMCAP managed approximately $4.9 billion in mutual fund assets. OMCAP has served as investment advisor to the Trust since its inception.

Considerations of the Board

This section describes the factors considered by the Board in approving the Amendment reducing the advisory fees for the VA Asset Allocation Portfolios in connection with the Board's approval of the use of a fund of funds structure for those Portfolios.

In determining whether it was appropriate to approve the Amendment, the Board requested information, provided by the Advisor, which it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations. The Board reviewed a report prepared by Lipper, Inc. ("Lipper"), a mutual fund statistical service, detailing comparative mutual fund advisory fees and expenses levels (the "Lipper Report"). In considering the fairness and reasonableness of the Amendment, the Board reviewed numerous factors, with respect to each applicable Portfolio separately, including the following:

     o    the nature of the services to be provided under the Amendment;

     o the requirements of each Portfolio for the services provided by the Advisor;

     o    the quality of the services provided;

     o the fees payable for the services, noting, in particular, the pricing for a fund of funds structure compared to a fund of managers structure;

     o advisory fee levels compared to other similar investment accounts managed by OMCAP and the VA Asset Allocation Portfolios' sub-advisors;

     o the projected expenses of each Portfolio compared to those of each Portfolio's respective peer group;

     o the commitment of OMCAP to cap certain Portfolio expenses through the contractual deferral of advisory fees and/or reimbursement of expenses, and the fact that the Advisor may seek payment of such deferred fees or reimbursement of such absorbed expenses within three fiscal years after the fiscal year in which fees were deferred or expenses were absorbed, subject to the original contractual expense limitation in effect at the time;

     o    the   anticipated   profitability   of  OMCAP  with   respect  to  its
          relationship with each of the Portfolios;

     o fall-out benefits received by the Advisor, including sources of revenue to OMCAP's affiliates through administration fees and website services fees;

     o soft dollar benefits which may enhance the ability of OMCAP or the VA Asset Allocation Portfolios' sub-advisors to obtain research and brokerage services through soft dollar Trust trades which, in turn, may inure to the benefit of their other clients;

     o    portfolio  management   statistics  such  as  portfolio  turnover  and
          brokerage commission expenses;

     o OMCAP's role as investment advisor to the Trust, which may add to its prestige and visibility in the investment community and make it more attractive to potential clients;

     o the economies of scale available to OMCAP and the resulting economies of scale passed on to shareholders;

     o    the capabilities of OMCAP, including personnel resources;

     o the financial condition of OMCAP, including its financial statements and profitability analysis;

     o fees charged by OMCAP to funds, other than those of the Trust, which are managed by OMCAP;

     o    current economic and industry trends; and

     o    the overall balance of shareholder benefits versus OMCAP benefits.


Current management fees and effective management fees after expense limitations were reviewed in the context of OMCAP's costs of providing services and its profitability. In addition, the Board reviewed the Lipper Report and compared the VA Asset Allocation Portfolios' advisory fees and projected expenses with comparable mutual funds. The Board noted that, in moving the VA Asset Allocation Portfolios to a fund of funds structure from its current manager of managers structure, a lower advisory fee was proposed. The Board reviewed the Lipper Report data comparing the proposed lower advisory fees and the projected expenses with those of comparable mutual funds. The Board noted that the VA Asset Allocation Portfolios were relatively new and that the Advisor had not yet realized a profit in each case.

Approval of Amendment to Schedule A of Investment Advisory Agreement. In connection with the approval of the Amendment reducing advisory fees for the VA Asset Allocation Portfolios in conjunction with the Board's approval of the use of a fund of funds structure for those Portfolios, the Board reviewed the Lipper Report data and compared the proposed lower advisory fees to other comparable mutual funds. The Board considered the fact that the proposed lower advisory fee for each of the VA Asset Allocation Portfolios under the fund of funds structure was priced competitively. The Board noted that, under the fund of funds structure, the VA Asset Allocation Portfolios' sub-advisors, other than Ibbotson Associates Advisors, LLC, would not receive a sub-advisory fee out of OMCAP's advisory fee, but would instead receive their fees pursuant to sub-advisory agreements with the underlying funds.

The Board considered the fact that the advisory fee of 0.20% for the VA Asset Allocation Conservative Portfolio, under the fund of funds structure, was lower than 4 funds in the Portfolio's peer group and higher than 5 funds in its peer group. The Board considered that the advisory fee of 0.20% for the VA Asset Allocation Balanced Portfolio, under the fund of funds structure, was lower than 6 funds in the Portfolio's peer group and higher than 2 funds in its peer group. The Board considered the fact that the advisory fee of 0.25% for the VA Asset Allocation Moderate Growth Portfolio, under the fund of funds structure, was lower than 4 funds in the Portfolio's peer group and higher than 3 funds in its peer group. The Board considered that the advisory fee of 0.25% for the VA Asset Allocation Growth Portfolio, under the fund of funds structure, was lower than 8 funds in the Portfolio's peer group and higher than 6 funds in its peer group.

Board Approvals

The Board reviewed additional information provided by the Advisor. Following discussions concerning this information, the Board determined that the Amendment was consistent with the best interests of each Portfolio, as applicable, and shareholders. The Board, including all of the trustees who are not "interested persons" of the Trust, voting separately at a meeting held in-person, unanimously approved the Amendment on the basis of the foregoing review and discussions. The Board concluded, among other things:

     o that the level of fees to be charged to the VA Asset Allocation Portfolios is comparable to the fees charged by the Advisor to the other similar funds it advises, as well as to fees charged by other investment advisors and investment sub-advisors to other funds with similar investment or allocation strategies, and is therefore reasonable, considering the services provided by the Advisor;

     o that, since the VA Asset Allocation Portfolios had not yet been operating for a full fiscal year, it did not need to address the Portfolios' performance at the present time;

     o that, with respect to the VA Asset Allocation Portfolios, the unique and active asset allocation management structure supports the level of fees currently being charged, and that the anticipated change to a fund of funds structure supports the contemplated lowering of advisory fees associated with those Portfolios;

     o that the Advisor's willingness to voluntarily defer its fees and reimburse expenses to reduce Portfolio expenses indicates a high level of commitment on the part of the Advisor;

     o that the anticipated profitability of each Portfolio to the Advisor was reasonable in light of all the circumstances;

     o that the Amendment contains breakpoints, which will allow shareholders to realize economies of scale as the Portfolios' assets increase;

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS  - concluded (UNAUDITED)

     o that certain economies of scale factor in approving the Amendment at the present time, including the ability of the VA Asset Allocation Portfolios' sub-advisors to gain efficiencies under the contemplated fund of funds structure by only having to manage one pool of assets and the increase in assets of the underlying funds resulting from change to a fund of funds structure;

     o that the Advisor is experienced and possesses significant expertise in managing particular asset classes;

     o that the Advisor has demonstrated its commitment to provide sufficient staffing resources and capabilities to manage the Portfolios, including the retention of sub-advisors and personnel with relevant investment management experience;

     o that the Advisor appears to have overall high quality in terms of its personnel, operations, financial condition, investment management capabilities, methodologies and performance;

     o that the receipt of research and brokerage services through soft dollar Trust trades would strengthen the investment management resources of the Advisor, which might ultimately benefit the
          Portfolios, as well as other funds within the Trust and in the Old Mutual complex.

FOR MORE INFORMATION

For investors who want more information about the Old Mutual Funds I-VA Portfolios, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Funds I-VA Portfolios
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual Funds I-VA Portfolio shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Funds I-VA Portfolios, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.









                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-08-226 02/2008

Item 2.  Code of Ethics.

(a) As of the end of the period covered by this report, Old Mutual Funds I, on behalf of Old Mutual VA Asset Allocation Balanced Portfolio, Old Mutual VA Asset Allocation Conservative Portfolio, and Old Mutual VA Asset Allocation Moderate Growth Portfolio, (the "registrant") has adopted a code of ethics that applies to the registrant's principal executive officer ("PEO") and principal financial officer ("PFO").

(c) During the period covered by this report, no amendments have been made to a provision of the registrant's code of ethics that applies to the registrant's PEO or PFO, and that relates to any element of the "code of ethics" definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d) During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant's code of ethics to the registrant's PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1) A copy of the registrant's code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.  Audit Committee Financial Expert.

(a)(1) The board of trustees of the registrant (the "board") has determined that the registrant has an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of
         Item 3 of Form N-CSR.

(a)(2) The name of the audit committee financial expert is John R. Bartholdson. Mr. Bartholdson is an "independent" member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2007 and 2006 were $364,000 and $452,000, respectively.

(b) Audit-Related Fees - The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending December 31, 2007 and 2006 were $30,000 and $0, respectively. These fees were for the review of the conversion of the registrant's accounting and custodial records to a new service provider.

         The aggregate fees billed for assurance and related services by the registrant's principal accountant to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the "Service Providers") that were reasonably related to the performance of the audit of the registrant's financial statements, which required pre-approval by the board's audit committee, for the fiscal years ending December 31, 2007 and 2006 were $33,000 and $25,000, respectively. These fees were for the review of the registrant's registration statement and semi-annual report to shareholders.

(c) Tax Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning ("tax fees") for the fiscal years ending December 31, 2007 and 2006 were $11,000 and $0, respectively. These fees were for the review of tax accounting for straddle transactions and excise distribution calculations.

         The aggregate tax fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending December 31, 2007 and 2006 were $0 and $0, respectively.

(d) All Other Fees - The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 ("all other fees"), for the fiscal years ending December 31, 2007 and 2006 were $0 and $0, respectively.

         The aggregate of all other fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending December 31, 2007 and 2006 were $70,000 and $127,000, respectively. These fees were for the review of the registration statements and semi-annual reports to shareholders of other investment companies with the same investment adviser as the registrant.

(e)(1) The board's audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant. Such preapproval may be granted by one or more members of the audit committee, so long as any such member's decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)   None of the services  described in  paragraphs  (b) through (d) of this
         Item 4 were  approved  by the audit  committee  pursuant  to  paragraph
         (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g) For the fiscal years ending December 31, 2007 and 2006, the aggregate non-audit fees billed by the registrant's principal accountant to the registrant and the Service Providers were $144,000 and $152,000, respectively.

(h) The board's audit committee has considered whether the provision of non-audit services by the registrant's principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

         SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy V oting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) During the quarter ended December 31, 2007, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) Attached hereto as Exhibit EX-99.CERT.

(a)(3) Not applicable.

(b) Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL FUNDS I

By:    /s/ Julian F. Sluyters
       --------------------------------
       Julian F. Sluyters, President

Date:  February 11, 2008



      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Julian F. Sluyters
       ---------------------------------
       Julian F. Sluyters, Principal
       Executive Officer

Date:  February 11, 2008




By:    /s/ Robert T. Kelly
       ---------------------------------
       Robert T. Kelly, Principal
       Financial Officer

Date:  February 11, 2008